UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04995

Sit U.S. Government Securities Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:

(612) 332-3223

Date of fiscal year end: March 31, 2021

Date of reporting period: March 31, 2021

Item 1:	Reports to Stockholders

Annual Report
March 31, 2021

U.S. Government Securities Fund

Quality Income Fund

Tax-Free Income Fund

Minnesota Tax-Free Income Fund

Sit Mutual Funds

Sit Mutual Funds BOND FUNDS ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

May 5, 2021

Dear fellow shareholders:

It is hard to imagine just over a year ago that the world would experience the worst pandemic in over a century causing global economies to shut down. Challenges that investors felt were insurmountable a year ago became trivial in comparison to the pandemic. The year 2020 will go down in history as one that the world would prefer to forget.

The total number of cases of the COVID-19 virus were approximately 130 million at the end of March 2021, and 2.8 million of those cases proved to be fatal. All hope was not lost as the world came together against a common enemy, the COVID-19 virus. Companies scrambled to be the first to produce lifesaving vaccines, but in the interim, the world had to learn several new phrases such as “social distance” and “flatten the curve.” Most underestimated how quickly this virus could spread, which led to waves of infections from one country to the next. Countries tried to learn from one another by imposing closures policies and strict mask mandates, which created a “playbook” to combat the deadly virus. Each month that passed, the vaccine developments and trials provided glimmers of hope that normalcy could return in the not-too-distant future.

Investors paid close attention to vaccine developments in the later part of the year. As one could expect, market volatility during that time increased significantly, but positive developments outweighed the negative. Preliminary results of vaccine trials surpassed all expectations with efficacy in the 90-95% range. It was a remarkable feat to accomplish, not only the efficacy but the time in which it was done. The first vaccination in the U.S. occurred in December of 2020, which was within a year of when COVID-19 first gained a foothold domestically. The ramp up in vaccination production as well as the roll-out to the population have been intensely scrutinized and grossly underestimated. At first, governments scrambled to secure doses of the vaccines, but then had to turn their focus on who should get doses first. First responders, elderly, and those with pre-existing conditions saw first doses of vaccines when they were in short supply. Governments then began scaling back by age tier, but soon opened the vaccine to age groups where cases were increasing the most. Future growth in the economy will be dictated by vaccine distribution and the pace at which people are vaccinated.

The U.S. economy was solid prior to the pandemic, only to experience the worst quarter-over-quarter contraction in history. Unemployment rates went from a 50-year low of 3.5% in February 2020 to 14.8% by April 2020, resulting in quarterly GDP contracting -31.4% in the second quarter. What tailwinds that existed from the low unemployment rates, and the U.S. and China trade deals, were all overwhelmed by the headwinds of the response to the COVID-19 virus and staggeringly high unemployment rates. As a result, the U.S. government scrambled to provide stimulus checks to the population to assist in these perilous times. As states began to flatten the curve, re-openings of businesses sparked the largest quarterly economic rebound in history. Quarterly GDP growth reached +33.4% in the third quarter of 2020. Despite the strong rebound, the U.S. economy had still contracted -3.5% for all of 2020. Forecasts for 2021 look much more promising as economists expect yearly GDP growth to exceed 6%.

Do Whatever it Takes

The Federal Reserve (Fed) had its hands full during the year. The Fed did an about face regarding most of its policies. Conversations of how to taper purchase programs and increase the Fed Funds rate quickly turned to how to expand purchase programs and cut the Fed Funds rate. The Fed Funds rate reached a high of 2.50% in 2019 only to be slashed to 0 - 0.25% by March of 2020. The Fed not only expanded its existing purchase program of mortgage and treasury securities, but added programs allowing it to buy corporate, municipal, and commercial mortgage-backed securities and more. Several of these programs have ceased over the year due to stabilization in the economy, however, the Fed continues to buy $120 billion per month; $80 billion of Treasury securities and $40 billion of agency mortgage-backed securities. The Fed’s balance sheet has ballooned to previously unimaginable heights reaching $7.1 trillion by the end of March 2021. The “do whatever it takes” approach provided stability to reeling financial markets, creating one of the largest risk-on environments investors have ever seen.

However, doing whatever it takes to stabilize markets comes at a cost. The Fed announced in late August 2020 that it would allow inflation to run above its longstanding 2.00% target. The widely criticized “dot plots” of Fed members projects short rates near zero until at least 2023, which adds fuel to the inflation expectations fire. The lack of global travel and countries shutting down their borders made it increasingly difficult to get goods. Many ports were understaffed leading to delays in delivery times. Some prices skyrocketed as a result. Spiking energy and commodity prices are also putting upward pressure on shipping costs as global supply chains resume after prolonged shutdowns. Trade deficits jumped to record highs in February 2021, as the U.S. economic activity rebounded at a quicker rate than global competitors. These inflationary pressures will continue as economies re-open globally.

Congress also pulled out all the stops as it relates to fiscal policy to stabilize the economy. Throughout the course of the year, the government passed several relief packages aimed to support individuals and businesses across the nation. Many individuals received benefits including extra unemployment compensation for those who lost their jobs, three stimulus checks, and delayed mortgage and student loan repayments, to name a few. States received massive relief payments to help with testing, unemployment benefits and other shortfalls. Large and small companies were able to receive relief payments to improve solvency. The staggering $12.8 trillion total relief payments to date has contributed to the much-improved intermediate economic outlook.

It has been a wild ride for U.S. treasury yields as well. Yields declined sharply due to an initial flight to quality from stocks to Treasury bonds, but then, as liquidity dried up, investors began selling whatever they could, including treasury bonds. Massive open-end and ETF outflows exacerbated the already stressed marketplace. As the

2	SIT MUTUAL FUNDS ANNUAL REPORT

Fed and U.S. government took measures to stabilize the economy, investors began to feel much more confident and went from flight-to-cash environment to risk-on environment. Spreads on credit sensitive securities that had massive spikes to levels not seen since 2008 have since reversed to near historic lows. The overall yield curve saw short rates decline due to the Fed Funds rate being anchored in the 0-0.25% range, while intermediate to longer term rates rebounded this year due to strength of the economic recovery and increased inflation expectations.

Strategy

Overall, emotional overreactions caused several dislocations in the market thereby providing intermediate to long-term investment opportunities. We remain optimistic regarding growth prospects as global vaccine distributions accelerate and consumers resume normal activities. In the longer-term, the economy will eventually need to adjust from the removal of historic levels of government deficit spending to an environment of higher taxes, lower fiscal spending, and greater levels of regulation as a result of the new majority held Democratic government. The inevitable slowdown likely to be felt by the economy from disappearing relief payments should help curb inflation concerns. Employment growth will likely slow as head-winds regarding rising minimum wage laws come to fruition.

While the Fed was implementing its purchase programs, the Sit Quality Income Fund invested heavily in securities that would benefit. Such securities include investment grade corporate bonds, money market securities, agency mortgage bonds, asset-backed bonds, and more. As these programs wound down in August, the focus shifted to inflation protected treasury securities to help mitigate price and inflation risk. Furthermore, we are looking to take advantage of any dislocations as our longer-term view is for improved economic activity in 2021. The Fund will also be positioned defensively against a potentially higher than expected increase in inflation. Within the Sit U.S. Government Securities Fund, we continue to position the Fund defensively while maintaining the Fund’s focus on seasoned, high coupon agency mortgage securities which provide a high level of income with relatively stable prices.

Tax-exempt bonds will likely see support in the upcoming year with the prospect of increased taxes. The Biden administration plans to increase corporate tax rates as well as individual tax rates on high income earners. The increase in taxes should continue to push investors to tax-exempt securities. Although spreads on tax-exempt securities could tighten further, we believe most has already occurred. Close attention will be paid on how state and local government finances were impacted during the pandemic, but we believe the long-term prospects look favorable.

In conclusion, investors should maintain a diversified portfolio of stocks and bonds underpinned by strong fundamentals to help manage risk in challenging market conditions. We appreciate your continued interest in the Sit family of funds. Please see our complete Outlook and Strategy research paper at www.sitfunds.com.

With best wishes,

Roger J. Sit

Chairman and President Sit Mutual Funds

MARCH 31, 2021	3

Sit U.S. Government Securities Fund - Class S and Class Y

OBJECTIVE & STRATEGY

The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities. Agency mortgage securities and U.S. Treasury securities are the principal holdings in the Fund. The mortgage securities that the Fund purchases consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

Fund Performance

The Sit U.S. Government Securities Fund (Class S) provided a return of +0.44% during the 12-month period ending March 31, 2021, compared to the return of the Bloomberg Barclays Intermediate Government Bond Index of -1.20%. The Fund’s 30-day SEC yield was 1.82% and its 12-month distribution rate was 1.24%.

Factors that Influenced the Fund’s Performance

During the 12-month period, the Fund benefited from the consistent relatively high level of income provided by its holdings in higher coupon government agency mortgages. U.S. Treasury securities steepened with intermediate to longer maturities increasing in yield and shorter maturity securities decreasing in yield. The Fund performed well in this environment as the income more than offset the negative price performance. In addition, the Fund continued to experience relatively stable prepayment rates as the mortgage holdings are generally well seasoned and have been through many refinancing cycles. The Fund reduces interest rate risk by using futures and options on Treasury securities. The use of futures and options was effective in providing stability to the Fund’s net asset value and contributed positively to the return.

Outlook and Positioning

The year began with one of the worst economic downturns since the Great Depression due to widespread infections of the COVID-19 virus. Over the course of the year, the U.S. had to endure several waves of increasing infections in different states across the nation. During that time, companies were scrambling to create a safe and effective vaccine to combat the virus. As positive developments regarding these vaccines occurred, consumers continued to spend at a healthy clip as overall confidence began to turn positively. Several consumers received three different stimulus checks throughout the year for assistance during these unprecedented times. The Federal Reserve continued to buoy the market by keeping the Fed Funds rate at 0-0.25% and its ongoing asset purchase program. The Federal Reserve concluded its purchase program of investment grade corporate bonds but continues its purchases of mortgage and treasury securities. Investors will be watching inflation closely as expectations have risen to levels not seen since 2018. Fannie Mae and Freddie Mac announced

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Bloomberg Barclays Intermediate Government Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Bloomberg Barclays Intermediate Government Bond Index is a sub-index of the Bloomberg Barclays Government Bond Index covering issues with remaining maturities of between three and five years. The Bloomberg Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

a joint policy adjustment to extend the buyout timeline for delinquent loans from 4 months to 24 months to allow additional time for borrowers to cure delinquencies. As a result, we expect mortgage yield spreads to continue to narrow as any buyouts will be delayed and investors continue to be starved for yield. The Fund’s high coupon mortgages should continue to produce an income advantage in this environment as prepayments are likely to remain stable.

We continue to position the Fund opportunistically as concerns regarding COVID-19 virus wane while maintaining the Fund’s focus on seasoned, high coupon agency mortgage securities which provide a high level of income with relatively stable prices. This high level of income and stability of principal has been a fundamental focus of the Fund since its inception.

Bryce A. Doty, CFA	Mark H. Book, CFA
Senior Portfolio Manager	Portfolio Manager

Information on this page is unaudited
4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2021
	Sit U.S. Government Securities Fund		Bloomberg Barclays Inter. Gov’t Bond Index[1]	Lipper U.S. Gov’t Fund Index[2]
	Class S	Class Y
One Year	0.44%	0.72%	-1.20%	-2.54%
Five Years	1.94	n/a	2.07	2.51
Ten Years	1.68	n/a	2.28	2.98
Since Inception-Class S (6/2/87)	5.05	n/a	5.26	5.19
Since Inception-Class Y (1/1/20)	n/a	3.15	3.12	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Bloomberg Barclays Intermediate Government Bond Index is a sub-index of the Bloomberg Barclays Government Bond Index covering issues with remaining maturities of between three and five years. The Bloomberg Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Based on total net assets as of March 31, 2021. Subject to change.

PORTFOLIO SUMMARY

Class S:
Net Asset Value 3/31/21:	$11.17 Per Share
Net Asset Value 3/31/20:	$11.26 Per Share
Total Net Assets:	$398.8 Million
Class Y:
Net Asset Value 3/31/21:	$11.17 Per Share
Net Asset Value 3/31/20:	$11.26 Per Share
Total Net Assets:	$128.4 Million

Effective Duration[3]:	1.9 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

ESTIMATED AVERAGE LIFE

0-1 Year	6.8%
1-5 Years	88.6
5-10 Years	3.1
10-20 Years	1.2
20+ Years	0.3

The table represents the Adviser’s estimates of the dollar weighted average life of the portfolio’s securities, which differ from their stated maturities. The Fund’s average stated maturity was 17.9 years as of March 31, 2021.

Information on this page is unaudited
MARCH 31, 2021	5

SCHEDULE OF INVESTMENTS

March 31, 2021

Sit U.S. Government Securities Fund

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Mortgage Pass-Through Securities - 30.8%
Federal Home Loan Mortgage Corporation - 4.0%
88,608	4.00	7/1/25	94,329
686,171	5.00	5/1/42	775,415
1,519,439	5.50	8/1/49	1,775,062
50,519	5.82	10/1/37	56,681
389,609	6.50	12/1/34	449,765
1,400,066	6.50	11/1/35	1,596,522
1,731,668	6.50	9/1/39	1,987,847
179,549	6.88	2/17/31	205,521
43,409	7.00	8/1/27	44,837
488,214	7.00	4/1/28	531,454
3,395,493	7.00	12/1/31	3,878,166
429,078	7.00	2/1/37	484,947
305,281	7.00	4/1/37	364,579
4,432,393	7.00	10/1/37	5,157,980
2,242,307	7.00	10/1/38	2,644,090
38,284	7.38	12/17/24	39,520
60,692	7.50	1/1/31	62,355
353,124	7.50	1/1/32	408,396
213,981	7.50	8/1/32	234,792
7,512	7.95	10/1/25	7,542
3,465	7.95	11/1/25	3,476
18,364	8.00	5/1/31	18,440
54,270	8.00	11/1/36	64,135
96,669	8.00	1/1/37	115,647
32,527	8.50	12/1/21	33,000
91,776	8.50	6/20/27	104,541
20,795	8.50	12/1/29	22,761
83,053	8.50	3/1/31	96,051
17,317	9.00	3/20/27	17,434
45,686	9.00	2/17/31	45,893
36,407	9.00	5/1/31	38,374
665	9.50	12/17/21	664
69	10.00	3/17/25	69
3	10.00	3/25/25	3
1,091	10.00	7/1/30	1,096

			21,361,384

Federal National Mortgage Association - 17.4%
3,100,000	2.48	2/1/35	3,140,359
3,100,000	2.68	2/1/35	3,174,209
5,596,252	2.93	12/1/24	5,698,603
3,219,368	4.50	4/1/48	3,556,356
1,784,009	5.00	9/1/43	2,089,585
11,401,049	5.00	2/1/49	13,208,334
584,535	5.00	6/1/51	677,972
369,201	5.50	6/1/33	409,110
5,010,694	5.50	12/1/41	5,956,332
3,330,062	5.50	1/1/49	3,888,953
2,355,930	5.50	5/1/49	2,642,908
1,614,364	5.50	4/1/50	1,806,772
864,745	5.93	5/1/35	864,408
457,417	6.00	11/1/34	546,502

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
139,026	6.00	5/1/37	157,426
56,147	6.00	9/1/37	61,211
1,643,623	6.00	4/1/38	1,954,390
450,248	6.00	2/1/40	520,563
4,846,107	6.00	5/1/41	5,788,986
1,930,485	6.01	11/1/43	2,225,748
1,266	6.50	1/1/22	1,269
1,157,929	6.50	2/1/29	1,299,693
150,800	6.50	3/1/29	162,503
3,012,943	6.50	12/1/30	3,435,982
248,123	6.50	6/1/31	283,634
355,096	6.50	4/1/32	404,683
51,554	6.50	8/1/34	58,215
345,577	6.50	11/1/34	390,605
724,559	6.50	12/1/36	837,919
228,234	6.50	1/1/39	251,565
2,508,048	6.50	6/1/40	2,915,123
1,157,983	6.50	9/1/40	1,332,806
1,012,703	6.75	6/1/32	1,201,419
775,446	6.86	6/1/40	891,894
2,932	7.00	9/1/21	2,947
18,512	7.00	3/1/22	18,786
21,180	7.00	6/1/22	21,568
7,922	7.00	1/1/24	7,979
20,490	7.00	2/1/26	21,953
60,477	7.00	9/1/27	65,470
32,516	7.00	10/1/27	35,579
124,394	7.00	11/1/27	137,888
27,456	7.00	1/1/28	29,874
23,943	7.00	10/1/32	26,179
3,270,831	7.00	12/1/32	3,872,216
85,627	7.00	7/1/33	96,415
97,494	7.00	7/1/34	110,846
10,844	7.00	12/1/37	12,207
1,859,006	7.00	3/1/39	2,254,726
4,123,178	7.00	1/1/40	4,790,671
458,202	7.00	9/1/47	493,134
5,696	7.50	6/1/22	5,733
5,672	7.50	12/1/22	5,723
13,098	7.50	3/1/23	13,239
95,977	7.50	4/1/32	108,056
9,704	7.50	8/1/32	10,006
135,193	7.50	1/1/34	151,630
2,884,350	7.50	10/1/38	3,402,178
1,280,328	7.50	11/1/38	1,526,489
10,111	7.66	7/20/30	10,247
5,410	7.97	8/20/25	5,477
20,927	8.00	10/1/23	21,005
121,301	8.00	6/1/25	130,030
4,861	8.00	7/20/28	4,930
66,867	8.00	2/1/31	77,318
142,307	8.00	1/1/32	156,007
56,545	8.00	11/1/37	67,438

See accompanying notes to financial statements.
6	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
313,275	8.00	3/1/38	382,568
63,074	8.13	11/15/31	71,345
66,954	8.50	11/1/26	70,389
59,787	8.50	3/1/28	62,736
36,901	8.50	10/1/28	41,702
2,395	8.50	11/1/28	2,406
120,094	8.50	4/1/29	135,349
36,918	8.50	10/1/29	37,264
66,482	8.50	7/1/30	78,131
45,036	8.50	8/1/30	54,757
150,243	8.50	4/1/32	184,941
150,527	8.50	1/1/37	173,623
7,425	9.00	9/1/24	7,518
2,137	9.00	6/15/25	2,166
21,884	9.00	5/15/28	22,258
19,902	9.00	6/1/30	20,328
10,592	9.00	10/1/30	11,660
70,693	9.00	2/1/31	73,824
19,598	9.00	7/1/31	19,668
27,165	9.00	10/1/31	31,663
62,671	9.00	8/1/37	66,119
23,069	9.00	1/1/38	23,272
158,567	9.00	2/1/38	175,325
16,419	9.50	8/1/24	16,612
104,495	9.50	5/1/29	119,750
15,112	9.50	4/1/30	16,811
119,059	9.50	8/1/31	137,261
25,083	10.00	2/1/28	25,475
82,302	10.00	6/1/30	93,623

			91,688,525

Government National Mortgage Association - 9.0%
110,038	4.00	12/15/24	116,986
437,457	4.00	10/20/30	484,180
7,934,440	4.00	8/20/31	8,650,285
827,020	4.00	12/20/31	915,673
638,681	4.25	10/20/31	708,168
342,026	4.25	3/20/37	373,182
1,798,998	4.75	9/20/31	2,043,542
6,482,596	5.00	12/15/45	7,877,877
1,924,116	5.00	7/20/49	2,111,449
68,458	5.50	9/15/25	74,290
823,893	5.50	5/15/29	928,430
1,941,725	5.75	2/15/29	2,163,459
664,860	5.75	10/20/31	747,242
394,307	6.00	9/15/33	443,000
298,426	6.00	2/20/47	351,197
2,923,612	6.00	7/20/47	3,426,368
30,992	6.25	12/15/23	33,962
605,638	6.25	4/15/29	677,775
66,419	6.50	11/15/23	69,892
215,633	6.50	4/15/24	226,684
656,921	6.50	2/20/28	742,911
250,904	6.50	2/20/29	271,241

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
434,022	6.50	7/20/34		521,531
2,351,511	6.50	2/15/35		2,719,160
16,482	6.50	12/20/38		17,916
227,602	6.50	1/20/39		268,425
125,762	6.50	2/20/39		150,434
262,420	6.50	4/20/39		307,895
313,449	6.50	6/20/39		362,979
506,794	6.50	8/20/39		597,726
315,968	6.50	4/20/43		375,773
3,566,657	7.00	8/15/29		4,107,891
3,727,260	7.00	10/15/29		4,301,910
191,944	7.00	10/15/36		215,727

				47,385,160

Small Business Administration - 0.4%
1,374,110	5.33	8/25/36		1,480,413
685,872	5.33	9/25/36		739,244

				2,219,657

Total Mortgage Pass-Through Securities (cost: $157,974,001)				162,654,726

U.S. Treasury / Federal Agency Securities - 7.1%
U.S. Treasury Bond:
1,900,000	2.00	2/15/50		1,732,266
U.S. Treasury Inflation Indexed Bonds:
26,064,980	0.13	1/15/23		27,335,139
U.S. Treasury Strip Principal:
9,800,000	1.05	5/15/30	[6]	8,400,951

Total U.S. Treasury / Federal Agency Securities (cost: $38,301,260)				37,468,356

Collateralized Mortgage Obligations - 53.9%
Federal Home Loan Mortgage Corporation - 10.0%
162,956	5.00	2/15/23		167,949
4,824,752	5.00	11/25/50	[1]	5,585,796
387,679	5.54	5/15/38	[1]	425,811
480	6.00	9/15/21		484
1,837,141	6.00	1/15/33		2,169,300
1,978,094	6.00	5/15/36		2,331,608
2,225,553	6.00	9/15/42		2,556,973
21,426	6.25	5/15/29		23,350
67,135	6.50	9/15/23		71,009
28,283	6.50	3/15/24		30,246
387,038	6.50	7/15/27		439,829
390,474	6.50	2/15/28		437,324
478,787	6.50	3/15/29		544,547
12,559	6.50	2/15/30		14,137
386,616	6.50	1/15/31		442,590
805,877	6.50	8/15/31		920,726
146,640	6.50	1/15/32		168,552
66,639	6.50	3/15/32		78,042
370,115	6.50	6/25/32		432,994
203,743	6.50	7/15/32		237,951
4,227,474	6.50	5/15/33		5,007,010

See accompanying notes to financial statements.
MARCH 31, 2021	7

SCHEDULE OF INVESTMENTS

March 31, 2021

Sit U.S. Government Securities Fund (Continued)

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
807,781	6.50	5/15/35		967,502
449,473	6.50	8/15/39		528,647
795,671	6.50	2/25/43		933,119
499,014	6.50	3/25/43		587,221
652,829	6.50	7/25/43		789,648
601,582	6.50	10/25/43		697,245
2,980,962	6.50	8/15/45		3,549,065
751,495	6.50	2/15/49		850,328
9,531	6.70	9/15/23		10,077
415,661	6.75	3/15/28		473,985
385,757	6.95	3/15/28		436,993
27,576	7.00	10/15/22		28,389
2,637	7.00	11/15/22		2,721
86,504	7.00	3/25/23		89,217
5,329	7.00	4/15/23		5,575
23,118	7.00	7/15/23		24,418
61,161	7.00	1/15/24		64,953
35,477	7.00	3/15/24		37,613
54,457	7.00	8/15/25		59,850
49,063	7.00	9/15/26		54,360
99,035	7.00	6/15/29		113,982
266,237	7.00	8/15/29		308,719
313,301	7.00	10/20/29		364,282
50,772	7.00	1/15/30		59,909
219,531	7.00	10/15/30		262,283
130,130	7.00	7/15/31		153,343
69,837	7.00	4/15/32		79,937
474,815	7.00	5/15/32		566,364
2,542,802	7.00	8/15/41		2,997,307
3,409,911	7.00	2/25/43		4,040,326
656,981	7.00	3/25/43		777,563
890,923	7.00	7/25/43		1,073,239
1,098,119	7.00	3/15/49		1,287,329
2,888	7.50	10/15/21		2,919
15,145	7.50	7/15/22		15,464
43,518	7.50	3/15/23		45,658
187,326	7.50	4/15/23		196,418
37,898	7.50	9/20/26		42,963
194,646	7.50	3/15/28		225,647
276,843	7.50	9/15/29		328,699
90,985	7.50	12/15/29		105,027
163,369	7.50	6/15/30		194,795
240,029	7.50	8/15/30		283,189
373,310	7.50	9/15/30		449,708
85,788	7.50	11/15/30		101,386
2,543,301	7.50	6/15/34		3,138,670
1,302,983	7.50	8/25/42	[1]	1,625,890
759,263	7.50	9/25/43		887,531
1,518	8.00	7/15/21		1,519
208,062	8.00	2/15/23		218,854
25,700	8.00	4/25/24		27,132
99,284	8.00	2/15/27		114,330

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
118,553	8.00	11/20/29		140,150
141,277	8.00	1/15/30		168,057
2,366	8.25	6/15/22		2,450
74,063	8.50	3/15/25		83,218
23,135	8.50	3/15/32		27,579

				52,788,990

Federal National Mortgage Association - 18.4%
536,551	1.55	7/25/37	[1]	533,495
523,325	3.26	8/25/43	[1]	556,624
217,706	4.55	6/25/43		240,522
2,462,803	5.00	7/25/40		2,663,300
432,314	5.00	11/25/41		495,483
625,522	5.00	6/25/43		696,204
2,583,603	5.00	11/25/50		2,947,932
3,837,836	5.00	12/25/50		4,469,006
606,415	5.36	6/25/42		693,865
2,334,858	5.39	2/25/42	[1]	2,593,931
1,523,077	5.46	10/25/42	[1]	1,758,471
776,944	5.50	9/25/33		887,011
3,668,282	5.50	6/25/40		3,946,214
1,042,287	5.60	12/25/53	[1]	1,226,604
2,691,921	5.63	12/25/42	[1]	2,979,678
710,298	5.81	8/25/43		803,372
1,329,845	6.00	5/25/30		1,530,118
2,095,302	6.00	5/25/36		2,515,326
202,685	6.00	6/25/36		241,741
2,010,669	6.00	11/25/43		2,325,982
1,005,429	6.00	9/25/46		1,132,988
1,685,411	6.00	2/25/48		1,923,880
1,106,831	6.30	8/25/47	[1]	1,261,090
203,265	6.50	8/20/28		222,446
1,028,958	6.50	1/25/32		1,217,009
169,619	6.50	3/25/32		199,790
294,628	6.50	6/25/32		345,274
230,896	6.50	7/25/36		272,614
73,688	6.50	9/25/36		86,380
1,852,998	6.50	11/25/41		2,186,403
255,695	6.50	3/25/42		292,093
1,214,924	6.50	5/25/42		1,441,344
4,872,008	6.50	7/25/42		5,289,518
273,054	6.50	9/25/42		318,183
682,815	6.50	11/25/42		783,108
1,260,615	6.50	7/25/44		1,343,905
252,725	6.54	2/25/45	[1]	299,985
348,241	6.71	9/25/37	[1]	426,788
2,561,794	6.75	6/25/32		3,059,786
568,069	6.75	4/25/37		636,914
62,814	6.85	12/18/27		71,617
347,919	6.93	8/25/37	[1]	386,315
1,928	7.00	7/25/22		1,969
6,132	7.00	11/25/22		6,363
8,040	7.00	12/25/22		8,302

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
7,761	7.00	6/25/23		8,165
291,169	7.00	4/25/24		307,984
138,633	7.00	9/18/27		157,013
2,122,716	7.00	5/25/31		2,359,164
1,158,074	7.00	12/25/33		1,364,328
203,994	7.00	9/25/40		237,801
437,525	7.00	10/25/41		503,122
191,684	7.00	11/25/41		232,190
307,458	7.00	12/25/41		362,352
2,739,131	7.00	1/25/42		3,225,201
934,930	7.00	7/25/42		1,119,781
1,974,244	7.00	2/25/44		2,338,460
101,894	7.00	8/25/44		122,191
26,079	7.50	8/20/27		29,838
203,926	7.50	10/25/40		235,771
1,446,139	7.50	11/25/40		1,552,886
736,855	7.50	6/19/41	[1]	868,624
1,375,235	7.50	7/25/41		1,652,142
846,101	7.50	8/25/41		1,010,083
263,886	7.50	11/25/41		321,144
495,479	7.50	1/25/42		594,066
3,346,696	7.50	5/25/42		4,025,580
333,697	7.50	6/25/42		397,502
3,028,165	7.50	8/25/42	[1]	3,738,614
1,054,945	7.50	2/25/44		1,261,086
533,229	7.50	3/25/44		623,379
731,903	7.50	5/25/44		894,341
47,843	7.50	10/25/44		57,681
4,395,943	7.50	1/25/48		5,333,632
12,431	8.00	7/25/22		12,830
37,593	8.00	7/18/27		42,549
497,277	8.00	11/25/37	[1]	595,465
380,519	8.00	7/25/44		441,980
256,114	8.10	11/25/37	[1]	307,651
41,420	8.16	10/25/42	[1]	51,016
22	8.50	9/25/21		22
6,060	8.50	1/25/25		6,693
440,364	8.50	6/25/30		531,536
2,797	9.00	8/25/22		2,934
45,069	9.00	11/25/28		52,329
297,706	9.00	6/25/30		368,626
50,123	9.00	10/25/30		61,848
85,986	9.40	6/25/32	[1]	100,471
67,746	9.50	11/25/31		82,872
204,027	9.50	12/25/41		248,589
276,438	11.16	6/25/44	[1]	323,218
924,239	11.27	9/25/42	[1]	1,209,749
16,629	21.44	3/25/39	[1]	25,393

				96,718,835

Government National Mortgage Association - 24.3%
3,685,193	5.00	12/20/50		4,328,079
25,447,475	5.00	2/20/51		29,816,171
7,000,000	5.02	12/20/50	[1]	8,089,375

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
500,000	5.50	9/20/39		590,424
8,273,008	5.50	10/20/50		9,904,144
2,461,516	5.50	11/20/50		2,899,856
4,013,804	5.50	1/20/51		4,801,020
2,233,879	5.53	11/20/45	[1]	2,600,886
371,199	5.55	4/20/48	[1]	425,074
4,882,617	5.59	4/20/40	[1]	5,682,317
5,287,473	5.80	3/20/45	[1]	6,098,831
9,966,588	5.97	2/20/51	[1]	12,074,683
649,162	5.99	11/20/43	[1]	756,393
1,764,504	6.00	11/20/33		1,944,364
514,788	6.00	12/20/35		596,308
328,157	6.00	3/20/42		386,563
582,438	6.00	3/20/48		658,569
4,183,165	6.00	3/20/49		4,657,013
1,276,011	6.00	5/20/49		1,412,050
844,769	6.02	10/20/40	[1]	994,175
1,909,964	6.14	1/20/39	[1]	2,280,625
362,277	6.42	4/20/37	[1]	406,747
1,930,482	6.49	6/20/41	[1]	2,271,181
1,160,518	6.50	7/20/32		1,158,547
1,244,571	6.50	2/20/37		1,427,036
242,155	6.50	9/16/38		275,187
2,904,648	6.50	8/20/48		3,382,195
1,390,276	6.50	10/20/48		1,562,942
2,431,880	6.50	1/20/49		2,710,618
636,539	6.56	7/20/39	[1]	747,343
1,259,506	6.63	9/20/44	[1]	1,477,995
488,389	6.65	4/20/39	[1]	578,944
969,887	6.88	8/20/40	[1]	1,140,259
552,797	6.99	6/20/45	[1]	638,429
126,233	7.00	9/16/33		138,413
364,170	7.00	5/20/42		434,757
1,333,991	7.00	10/20/48		1,464,155
979,990	7.11	12/20/38	[1]	1,153,050
620,862	7.14	12/20/33	[1]	724,583
1,464,521	7.31	8/20/38	[1]	1,734,515
3,132,276	7.40	7/20/44	[1]	3,680,545

				128,104,361

Vendee Mortgage Trust - 1.2%
1,127,848	6.17	3/15/25	[1]	1,295,123
1,694,888	6.50	8/15/31		1,904,072
805,453	6.50	10/15/31		952,627
589,853	6.75	2/15/26		663,695
686,818	7.00	3/15/28		765,615
55,449	7.25	9/15/22		56,777
190,615	7.25	9/15/25		212,478
185,602	7.75	5/15/22		191,072
240,157	7.75	9/15/24		261,583

See accompanying notes to financial statements.
MARCH 31, 2021	9

SCHEDULE OF INVESTMENTS

March 31, 2021

Sit U.S. Government Securities Fund (Continued)

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
91,796	8.00	2/15/25		99,501
69,812	8.29	12/15/26		79,452

				6,481,995

Total Collateralized Mortgage Obligations (cost: $276,932,872)				284,094,181

Asset-Backed Securities - 1.2%
Federal Home Loan Mortgage Corporation - 0.2%
452	6.09	9/25/29	[1]	453
780,589	7.16	7/25/29		901,942

				902,395

Federal National Mortgage Association - 0.5%
12,803	1 Mo. Libor + 0.17, 0.46%	11/25/32	[1]	12,547
318,087	4.68	9/26/33	[14]	357,393
116,982	4.77	10/25/33	[14]	132,000
1,833,297	5.72	2/25/33	[14]	2,114,940
5,155	6.00	5/25/32	[14]	5,571
94,401	6.09	10/25/31	[14]	100,873
125	6.33	7/25/31	[14]	125
4,392	7.80	6/25/26	[1]	4,977

				2,728,426

Small Business Administration - 0.5%
249,247	5.78	8/1/27		268,808
1,131,264	5.87	7/1/28		1,243,723
1,040,322	6.02	8/1/28		1,155,508

				2,668,039

Total Asset-Backed Securities (cost: $5,758,886)				6,298,860

Put Options Purchased [19] - 0.2%
(cost: $923,659)				1,015,250

Quantity Name of Issuer	Fair Value ($)
Short-Term Securities - 7.8%
41,164,348 Fidelity Inst. Money Mkt. Gvt. Fund, 0.01%	41,164,348

(cost: $41,164,348)
Total Investments in Securities - 101.0% (cost: $521,055,026)	532,695,721

Other Assets and Liabilities, net - (1.0%)	(5,426,406)

Total Net Assets - 100.0%	$527,269,315

[1]

Variable rate security. Rate disclosed is as of March 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying.

[14]	Step Coupon: A bond that pays a coupon rate that increases on a specified date(s). Rate disclosed is as of March 31, 2021.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
10	SIT MUTUAL FUNDS ANNUAL REPORT

(19)	Options outstanding as of March 31, 2021 were as follows:

		Exercise	Expiration		Notional	Cost/
Description	Contracts	Price ($)	Date	Counterparty	Amount ($)	Premiums ($)	Value ($)

Put Options Purchased - U.S. Treasury Futures:
30-Year	496	154.00	May 2021	StoneX Financial, Inc.	76,384,000	923,659	1,015,250

A summary of the levels for the Fund’s investments as of March 31, 2021 is as follows (see Note 2-significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Assets
Mortgage Pass-Through Securities	—	162,654,726	—	162,654,726
U.S. Treasury / Federal Agency Securities	—	37,468,356	—	37,468,356
Collateralized Mortgage Obligations	—	284,094,181	—	284,094,181
Asset-Backed Securities	—	6,298,860	—	6,298,860
Put Options Purchased	1,015,250	—	—	1,015,250
Short-Term Securities	41,164,348	—	—	41,164,348

	42,179,598	490,516,123	—	532,695,721

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
MARCH 31, 2021	11

Sit Quality Income Fund

OBJECTIVE & STRATEGY

The objective of the Quality Income Fund is to provide high current income and safety of principal, which it seeks to attain by investing at least 80% of its assets in debt securities issued by the U.S. government and its agencies, debt securities issued by corporations, and mortgage and other asset-backed securities. The Fund invests at least 50% of its assets in U.S. government debt securities, which are securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

Fund Performance

The Sit Quality Income Fund provided a return of +3.32% during the 12-month period ending March 31, 2021, compared to the return of the Bloomberg Barclays 1-3 Year Government/Credit Index of +1.57%. The Fund’s 30-day SEC yield was 1.32% and its 12-month distribution rate was 1.05%.

Factors that Influenced the Fund’s Performance

The primary goal of the Fund is to maintain a high credit quality portfolio with stable principal values, while generating a relatively high level of income. During the 12-month period, the Fund benefited from the income advantage produced by its holdings in residential mortgages, corporate, and taxable municipal securities. The Fund reduces interest rate risk by using futures and options on Treasury securities. The use of futures and options was effective in providing stability to the Fund’s net asset value and contributed positively to the return. Corporate securities experienced a positive return for the Fund, as yield spreads for these securities rebounded as the economy began to improve. The Fund’s treasury holdings outperformed the benchmark as the securities held by the Fund were generally inflation protected securities which benefited from higher than expected inflation measures.The Fund’s collateralized mortgage obligations and asset-backed securities, outperformed as yield spreads narrowed on these securities as the economy began to stabilize.Agency mortgage-backed securities underperformed due to the income advantage not being enough to offset the weaker price performance relative to the index. Taxable municipal securities outperformed as the strong income return and narrowing yield spreads contributed positively to the return.

Outlook and Positioning

The year began with one of the worst economic downturns since the Great Depression due to widespread infections of the COVID-19 virus. Over the course of the year, the U.S. had to endure several waves of increasing infections in different states across the nation. During that time, companies were scrambling to create a safe and effective vaccine to combat the virus.As positive developments regarding these vaccines occurred, consumers continued to spend at a healthy clip as overall confidence began to turn positively. Several consumers

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Bloomberg Barclays 1-3 Year Government/Credit Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Bloomberg Barclays 1-3Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

received three different stimulus checks throughout the year for assistance during these unprecedented times. The Federal Reserve continued to buoy the market by keeping the Fed Funds rate at 0-0.25% and its ongoing asset purchase program. The Federal Reserve concluded its purchase program of investment grade corporate bonds but continues its purchases of mortgage and treasury securities. Investors will be watching inflation closely as expectations have risen to levels not seen since 2018.

We have positioned the Fund opportunistically in terms of credit quality and defensively with respect to an inflationary environment in order to maximize return potential while preserving principal. We focus on a mix of Treasury, agency and credit sectors that provide relatively high levels of income and stable prices.

Bryce A. Doty, CFA	Chris M. Rasmussen, CFA
Senior Portfolio Manager	Mark H. Book, CFA
Portfolio Managers

Information on this page is unaudited.
12	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2021
		Bloomberg	Lipper
		Barclays	Short
	Sit	1-3 Year	Investment
	Quality	Government/Credit	Grade Bond
	Income Fund	Index[1]	Index[2]

One Year	3.32%	1.57%	5.94%
Five Years	1.84	2.00	2.54
Since Inception (12/31/12)	1.25	1.58	1.90

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for the periods greater than one year are compounded average annual rates of return.

1 The Bloomberg Barclays 1-3Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from LipperAnalytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Corporate Bonds	27.7%
U.S. Treasury/Federal Agency Securities	26.4
Mortgage Pass-Through Securities	25.3
Taxable Municipal Bonds	8.1
Asset-Backed Securities.	5.2
Collateralized Mortgage Obligations (Non-Agency)	5.0
Other Net Assets	2.3

Based on total net assets as of March 31, 2021. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/21:	$10.04 Per Share
Net Asset Value 3/31/20:	$9.82 Per Share
Total Net Assets:	$108.8 Million
Average Maturity:	9.8 Years
Effective Duration[3]:	1.2 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Information on this page is unaudited.
MARCH 31, 2021	13

SCHEDULE OF INVESTMENTS

March 31, 2021

Sit Quality Income Fund

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Asset-Backed Securities - 6.1%
Agency - 0.9%
FNMA Grantor Trust, Series 2004-T5, Class A11 [1]	541,055	0.70	5/28/35	533,694
Small Business Administration, Series 2006-20D, Class 1	149,061	5.64	4/1/26	158,941
Small Business Administration, Series 2007-20B, Class 1	116,986	5.49	2/1/27	126,026
Small Business Administration, Series 2007-20J, Class 1	205,515	5.57	10/1/27	224,621

				1,043,282

Non-Agency - 5.2%
ACE Securities Corp. Manufactured Housing Trust, Series 2003-MH1, Class M2 [1,4]	499,642	6.50	8/15/30	528,534
Aegis Asset Backed Securities Corp., Series 2003-2, Class M1, 1 Mo. Libor + 1.13% [1]	747,206	1.23	11/25/33	746,510
Bayview Opportunity Master Fund, Series 2017-SPL5, Class A [1,4]	253,229	3.50	6/28/57	259,289
Centex Home Equity Loan Trust, Series 2004-A, Class AF4 [14]	102,684	5.01	8/25/32	105,305
Centex Home Equity Loan Trust, Series 2004-A, Class AF5 [14]	310,000	5.43	1/25/34	305,894
Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3 [14]	57,521	5.12	2/25/35	57,449
GSAMP Trust, Series 2004-FM1, Class M1, 1 Mo. Libor + 0.98% [1]	140,552	1.08	11/25/33	139,964
Home Equity Mortgage Loan Asset-Backed Trust, Series 2003-A, Class AV2, 1 Mo. Libor + 0.86% [1]	276,264	0.97	10/25/33	273,055
Mill City Mortgage Loan Trust, Series 2017-3, Class A1 [1,4]	193,293	2.75	1/25/61	197,146
OSCAR US Funding Trust IX, LLC, Series 2018-2A, Class A4 [4]	500,000	3.63	9/10/25	517,145
OSCAR US Funding Trust VI, LLC, Series 2017-1A, Class A4 [4]	341,211	3.30	5/10/24	343,736
Towd Point Mortgage Trust, Series 2019-MH1, Class A2 [1,4]	800,000	3.00	11/25/58	820,663
Towd Point Mortgage Trust, Series 2019-SJ1, Class A1 [1,4]	208,773	3.75	11/25/58	208,972
Towd Point Mortgage Trust, Series 2019-SJ3, Class A1 [1,4]	379,860	3.00	11/25/59	384,038
Towd Point Mortgage Trust, Series 2020-MH1, Class A1A [1,4]	768,318	2.18	2/25/60	777,027

				5,664,727

Total Asset-Backed Securities (cost: $6,644,837)				6,708,009

Collateralized Mortgage Obligations - 10.0%
Agency - 5.0%
FHLMC REMICS, Series 2528, Class KM	11,593	5.50	11/15/22	11,903
FHLMC REMICS, Series 3104, Class BY	74,696	5.50	1/15/26	80,464
FHLMC REMICS, Series 3806, Class JA	147,847	3.50	2/15/26	153,590
FHLMC REMICS, Series 4246, Class PT	381,424	6.50	2/15/36	451,269
FHLMC REMICS, Series 4759, Class NA	403,603	3.00	8/15/44	413,656
FHLMC REMICS, Series 4776, Class QG	227,953	3.00	9/15/42	230,527
FHLMC Structured Pass-Through Certificates, Series T-60, Class 1A2	695,280	7.00	3/25/44	798,990
FNMA Grantor Trust, Series 2004-T1, Class 2A [1]	375,964	3.26	8/25/43	399,887
FNMA REMICS, Series 2003-52, Class NA	10,705	4.00	6/25/23	10,824
FNMA REMICS, Series 2009-13, Class NX	494	4.50	3/25/24	506
FNMA REMICS, Series 2009-71, Class MB	14,759	4.50	9/25/24	15,203
FNMA REMICS, Series 2012-19, Class GH	10,425	3.00	11/25/30	10,621
FNMA REMICS, Series 2013-74, Class AD	48,049	2.00	7/25/23	48,497
FNMA REMICS, Series 2017-97, Class DP	217,134	3.50	10/25/46	221,791
FNMA REMICS, Series 2018-1, Class TE	206,104	3.50	3/25/44	212,163
FNMA REMICS, Series 2018-25, Class AG	380,771	3.50	4/25/47	399,462
FRESB Mortgage Trust, Series 2018-SB45, Class A5H [1]	687,063	2.96	11/25/37	704,466
FRESB Mortgage Trust, Series 2018-SB46, Class A5H [1]	790,898	2.89	12/25/37	817,183
Seasoned Credit Risk Transfer Trust, Series 2019-4, Class M55D	393,163	4.00	2/25/59	432,109
Vendee Mortgage Trust, Series 1993-1, Class ZB	23,239	7.25	2/15/23	24,345

				5,437,456

See accompanying notes to financial statements.
14	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Non-Agency - 5.0%
JP Morgan Mortgage Trust, Series 2019-9, Class A8 [1,4]	750,000	3.50	5/25/50	757,966
JP Morgan Mortgage Trust, Series 2020-2, Class A4 [1,4]	296,181	3.50	7/25/50	298,782
JP Morgan Mortgage Trust, Series 2020-8, Class A4 [1,4]	194,082	3.00	3/25/51	198,033
JP Morgan Mortgage Trust, Series 2021-1, Class A4 [1,4]	1,021,490	2.50	6/25/51	1,043,929
New Residential Mortgage Loan Trust, Series 2017-2A, Class A4 [1,4]	390,612	4.00	3/25/57	415,429
New Residential Mortgage Loan Trust, Series 2017-3A, Class A1 [1,4]	412,860	4.00	4/25/57	437,994
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, 1 Mo. Libor + 1.50% [1,4]	157,107	1.61	6/25/57	159,681
New Residential Mortgage Loan Trust, Series 2018-1A, Class A1A [1,4]	294,391	4.00	12/25/57	314,244
New Residential Mortgage Loan Trust, Series 2018-4A, Class A1S, 1 Mo. Libor + 0.75% [1,4]	437,188	0.86	1/25/48	438,547
Sequoia Mortgage Trust, Series 2018-3, Class A4 [1,4]	45,673	3.50	3/25/48	45,676
Sequoia Mortgage Trust, Series 2020-2, Class A4 [1,4]	355,549	3.50	3/25/50	360,397
Sequoia Mortgage Trust, Series 2020-4, Class A5 [1,4]	509,564	2.50	11/25/50	522,821
Wells Fargo Mortgaged Backed Securities Trust, Series 2020-5, Class A3 [1,4]	449,654	2.50	9/25/50	454,186

				5,447,685

Total Collateralized Mortgage Obligations (cost: $10,749,702)				10,885,141

Corporate Bonds - 27.7%
Alaska Airlines 2020-1 Class B Pass-Through Trust [4]	904,078	8.00	8/15/25	1,003,893
AmSouth Bancorp. (Subordinated)	750,000	6.75	11/1/25	915,356
BGC Partners, Inc.	900,000	4.38	12/15/25	957,877
British Airways 2013-1 Class A Pass Through Trust [4]	653,873	4.63	6/20/24	678,263
Broadcom Corp./Broadcom Cayman Finance, Ltd.	850,000	3.88	1/15/27	923,290
Cabot Corp.	850,000	3.40	9/15/26	892,695
Capital One Financial Corp. (Subordinated)	1,000,000	3.75	7/28/26	1,085,934
Continental Airlines 2012-1 Class A Pass Through Trust	220,801	4.15	4/11/24	230,619
Delta Air Lines 2015-1 Class A Pass Through Trust	570,785	3.88	7/30/27	579,189
Delta Air Lines 2019-1 Class A Pass Through Trust	306,000	3.40	4/25/24	308,034
Delta Air Lines, Inc./SkyMiles [4]	850,000	4.50	10/20/25	905,128
Doric Nimrod Air Finance Alpha 2012-1 Trust [4]	259,643	5.13	11/30/22	258,647
Duke Energy Florida Project Finance, LLC	540,942	1.73	9/1/22	546,659
Equifax, Inc.	500,000	3.25	6/1/26	533,006
Equinor ASA	224,000	7.15	11/15/25	279,962
Expedia Group, Inc.	655,000	5.00	2/15/26	739,281
Flex, Ltd.	600,000	3.75	2/1/26	643,527
Fulton Financial Corp. (Subordinated)	429,000	4.50	11/15/24	478,384
Georgia-Pacific, LLC	645,000	7.38	12/1/25	810,269
JetBlue 2019-1 Class B Pass Through Trust	944,339	8.00	11/15/27	1,076,896
John Hancock Life Insurance Co. (Subordinated) [4]	900,000	7.38	2/15/24	1,055,066
JPMorgan Chase & Co., 3 Mo. Libor + 0.80% [1]	900,000	1.00	5/10/23	905,379
Liberty Mutual Insurance Co. (Subordinated) [4]	700,000	8.50	5/15/25	848,939
Mercury General Corp.	1,000,000	4.40	3/15/27	1,127,830
Metropolitan Life Insurance Co. (Subordinated) [4]	750,000	7.80	11/1/25	933,587
Minnesota Life Insurance Co. (Subordinated) [4]	750,000	8.25	9/15/25	911,646
Nationwide Mutual Insurance Co. (Subordinated), 3 Mo. Libor + 2.29% [1,4]	975,000	2.47	12/15/24	973,933
Prudential Insurance Co. of America (Subordinated) [4]	615,000	8.30	7/1/25	780,305
RenaissanceRe Finance, Inc.	500,000	3.70	4/1/25	540,191
SBA Tower Trust [4]	500,000	2.84	1/15/25	524,402
SBA Tower Trust, Series 2014-2A, Class C [4,14]	750,000	3.87	10/15/49	794,531
TIAA FSB Holdings, Inc. (Subordinated)	780,000	5.75	7/2/25	833,100
Tosco Corp.	500,000	7.80	1/1/27	651,400

See accompanying notes to financial statements.
MARCH 31, 2021	15

15

SCHEDULE OF INVESTMENTS

March 31, 2021

Sit Quality Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Tyco Intl. Finance	1,000,000	3.90	2/14/26	1,075,588
United Airlines 2013-1 Class A Pass Through Trust	203,365	4.30	8/15/25	211,195
United Airlines 2014-1 Class A Pass Through Trust	975,293	4.00	4/11/26	1,008,757
United Airlines 2015-1 Class A Pass Through Trust	100,000	3.70	12/1/22	101,364
Valero Energy Partners LP	1,000,000	4.38	12/15/26	1,120,516
Wachovia Corp. (Subordinated) [14]	661,000	7.57	8/1/26	844,720
Webster Financial Corp.	950,000	4.38	2/15/24	1,017,277

Total Corporate Bonds (cost: $29,695,222)				30,106,635

Mortgage Pass-Through Securities - 25.3%
Federal Home Loan Mortgage Corporation - 5.5%
Freddie Mac	479,931	2.00	11/1/31	493,749
Freddie Mac	615,161	2.00	8/1/32	632,749
Freddie Mac	87,970	3.00	9/1/27	93,455
Freddie Mac	830,385	3.00	1/1/35	885,344
Freddie Mac	1,964,365	3.00	1/1/36	2,088,110
Freddie Mac	17,486	3.50	7/1/26	18,661
Freddie Mac	472,342	3.50	9/1/32	509,544
Freddie Mac	112,412	4.00	7/1/26	120,000
Freddie Mac	124,720	4.00	1/1/27	133,203
Freddie Mac	2	4.50	12/1/21	2
Freddie Mac	4,433	4.50	7/1/26	4,656
Freddie Mac	481,794	4.50	10/1/34	530,810
Freddie Mac	8,063	5.00	10/1/25	8,917
Freddie Mac	390,843	5.00	5/1/28	436,267

				5,955,467

Federal National Mortgage Association - 17.3%
Fannie Mae	1,245,539	2.35	5/1/23	1,281,985
Fannie Mae	2,301,170	2.50	6/1/31	2,409,285
Fannie Mae	955,683	2.50	2/1/35	1,001,334
Fannie Mae	1,634,619	2.99	3/1/22	1,654,823
Fannie Mae	140,724	3.00	8/1/28	148,352
Fannie Mae	724,596	3.00	9/1/32	761,841
Fannie Mae	1,641,910	3.00	6/1/40	1,758,163
Fannie Mae	302,669	3.50	1/1/26	322,869
Fannie Mae	804,164	3.50	2/1/32	859,965
Fannie Mae	1,735,209	3.50	8/1/33	1,875,077
Fannie Mae	686,780	3.50	5/1/35	739,777
Fannie Mae	9,190	4.00	9/1/24	9,778
Fannie Mae	64,940	4.00	6/1/25	69,144
Fannie Mae	13,735	4.00	10/1/31	15,066
Fannie Mae	1,072,935	4.00	10/1/34	1,143,867
Fannie Mae	2,659,910	4.00	1/1/39	2,945,126
Fannie Mae	54,088	4.50	4/1/25	57,545
Fannie Mae	4	5.50	10/1/21	4
Fannie Mae	636,197	5.50	8/1/40	758,018
Fannie Mae	831,397	5.50	2/1/42	974,133

				18,786,152

See accompanying notes to financial statements.
16	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Government National Mortgage Association - 0.7%
Ginnie Mae, US Treasury + 1.50% [1]	26,424	2.88	4/20/33	27,660
Ginnie Mae, US Treasury + 1.50% [1]	5,509	2.88	4/20/42	5,757
Ginnie Mae	4,063	5.00	12/20/23	4,180
Ginnie Mae	4,772	5.00	9/15/24	4,977
Ginnie Mae	23,300	5.00	6/20/26	25,171
Ginnie Mae	584,525	6.00	7/20/37	695,644

				763,389

Other Federal Agency Securities - 1.8%
Small Business Administration Pools, PRIME - 2.50% [1]	559,219	0.75	5/25/43	557,312
Small Business Administration Pools, PRIME + 0.80% [1]	1,002,460	4.05	2/25/28	1,064,654
Small Business Administration Pools, PRIME + 0.76% [1]	344,246	4.07	3/25/30	366,305

				1,988,271

Total Mortgage Pass-Through Securities (cost: $27,357,291)				27,493,279

Taxable Municipal Bonds - 8.1%
Bay Area Toll Authority	500,000	1.43	4/1/27	491,735
Berks County Industrial Development Authority	140,000	3.20	5/15/21	140,096
Chino, CA Public Financing Authority	215,000	1.70	9/1/26	219,324
Colorado Housing & Finance Authority	5,000	4.00	11/1/31	5,166
County of Yamhill OR	500,000	4.50	10/1/30	528,135
Florida Capital Projects Finance Authority	1,000,000	4.00	10/1/24	995,610
Jersey City, NJ G.O.	335,000	1.13	9/1/26	329,164
Kansas City Industrial Development Authority	1,000,000	1.75	3/1/26	1,004,540
Massachusetts Educational Financing Authority	285,000	4.00	1/1/32	288,688
Massachusetts Educational Financing Authority	595,000	4.41	7/1/34	619,139
New Hampshire Housing Finance Authority	220,000	4.00	7/1/35	226,019
New Hampshire Housing Finance Authority	5,000	4.00	1/1/37	5,280
New Jersey Economic Development Authority	365,000	4.43	12/1/21	368,986
New Jersey Turnpike Authority [4]	1,000,000	3.22	1/1/35	1,021,350
New York City Transitional Finance Authority Future Tax Secured Revenue	750,000	6.27	8/1/39	754,050
Pueblo County, CO C.O.P.	700,000	1.07	9/15/26	682,010
St. Charles, LA Parish School District No. 1	250,000	2.00	3/1/27	254,982
Tennessee Housing Development Agency	50,000	3.50	7/1/31	51,113
Wisconsin Housing & Economic Development Authority [8]	565,000	3.50	3/1/46	597,256
Wisconsin Public Finance Authority (Statler Hilton) [6]	355,000	3.50	12/15/27	261,571

Total Taxable Municipal Bonds (cost: $8,842,527)				8,844,214

U.S. Treasury / Federal Agency Securities - 20.5%
Federal Agency Issues - 2.6%
Federal Agricultural Mortgage Corp., 3 Mo. Libor + 0.37% [1]	250,000	0.56	3/9/23	251,515
Pershing Road Development Co., LLC, 3 Mo. Libor + 0.40% 1, [4]	1,996,849	0.59	9/1/26	1,922,157
U.S. Department of Housing and Urban Development	690,000	4.28	8/1/27	698,204

				2,871,876

U.S. Treasury - 17.9%
U.S. Treasury Bill [6]	2,000,000	0.01	4/8/21	1,999,997
U.S. Treasury Inflation Indexed Bonds	5,378,000	0.13	4/15/22	5,531,567
U.S. Treasury Inflation Indexed Bonds	2,957,500	0.13	7/15/22	3,074,067

See accompanying notes to financial statements.
MARCH 31, 2021	17

SCHEDULE OF INVESTMENTS

March 31, 2021

Sit Quality Income Fund (Continued)

Name of Issuer	Principal Amount ($)/ Quantity	Coupon Rate (%)	Maturity Date	Fair Value ($)

U.S. Treasury Inflation Indexed Bonds	7,479,516	0.13	1/15/23	7,843,997
U.S. Treasury Inflation Indexed Bonds	911,430	0.13	4/15/25	986,427

				19,436,055

Total U.S. Treasury / Federal Agency Securities (cost: $22,176,456)				22,307,931

Short-Term Securities - 1.3%
Fidelity Inst. Money Mkt. Gvt. Fund, 0.01%	1,402,634			1,402,634

(cost: $1,402,634)
Total Investments in Securities - 99.0% (cost: $106,868,669)				107,747,843

Call Options Written [19] - 0.0%
(premiums received: $86,952)				(39,688)
Other Assets and Liabilities, net - 1.0%				1,086,322

Total Net Assets - 100.0%				$108,794,477

[1]

Variable rate security. Rate disclosed is as of March 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[4]

144A Restricted Security. The total value of such securities as of March 31, 2021 was $22,096,082 and represented 20.3% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying.

[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2021, 0.5% of net assets in the Fund was invested in such securities.

[14]	Step Coupon: A bond that pays a coupon rate that increases on a specified date(s). Rate disclosed is as of March 31, 2021.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

(19) Options outstanding as of March 31, 2021 were as follows:

Description	Contracts	Strike Price ($)	Expiration Date	Counterparty	Notional Amount ($)	Cost/ Premiums ($)	Value ($)
Call Options Written - U.S. Treasury Futures:
5-Year	127	124	April 2021	StoneX Financial, Inc.	15,684,500	(86,952)	(39,688)

Short futures contracts outstanding as of March 31, 2021 were as follows:

				Value/
				Unrealized
		Expiration	Notional	Appreciation
Type	Contracts	Date	Amount ($)	(Depreciation) ($)

Short Futures: [10]
U.S. Treasury 5-Year	230	June 2021	(28,381,641)	100,505

[10]	The amount of $500,000 in cash was segregated with the broker to cover margin requirements for derivative transactions as of March 31, 2021.

See accompanying notes to financial statements.
18	SIT MUTUAL FUNDS ANNUAL REPORT

A summary of the levels for the Fund’s investments as of March 31, 2021 is as follows (see Note 2-significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other Significant	Other Significant
	Price ($)	Observable Inputs ($)	Observable Inputs ($)	Total ($)
Assets
Asset-Backed Securities	—	6,708,009	—	6,708,009
Collateralized Mortgage Obligations	—	10,885,141	—	10,885,141
Corporate Bonds	—	30,106,635	—	30,106,635
Mortgage Pass-Through Securities	—	27,493,279	—	27,493,279
Taxable Municipal Bonds	—	8,844,214	—	8,844,214
U.S. Treasury / Federal Agency Securities	—	22,307,931	—	22,307,931
Short-Term Securities	1,402,634	—	—	1,402,634
Futures	416,731	—	—	416,731
	1,819,365	106,345,209	—	108,164,574
Liabilities
Call Options Written	(39,688)	—	—	(39,688)

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
MARCH 31, 2021	19

Sit Tax-Free Income Fund

OBJECTIVE & STRATEGY

The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.

Such municipal securities generate interest income that is exempt from both federal regular income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

Fund Performance

The Sit Tax-Free Income Fund provided a return of +6.73% during the fiscal year ended March 31, 2021, versus a return of +5.07% for its benchmark, the Bloomberg Barclays 5-Year Municipal Bond Index. As of March 31, 2021, the Fund’s 30-day SEC yield was 1.90%, compared to the yield of 0.67% for the benchmark index. The Fund’s 12-month distribution rate was 2.93%.

Factors that Influenced the Fund’s Performance

The tax-exempt yield curve shifted lower and steepened during the past year with short yields falling the most. Yields for short maturities fell approximately 60-90 basis points from COVID-19 crisis levels at the beginning of the year. Meanwhile, yields for intermediate to long maturities fell to historic lows in August before bouncing up to end the year down 20-25 basis points. Tax-exempt fund flows provided exceptionally strong support for the municipal market throughout much of the period. Outflows triggered by the crisis reversed in the second quarter of 2020 and net positive inflows exceeded $77B for the fiscal year. Municipal issuance for the fiscal year was about $450B, which slightly exceeded the prior fiscal year yet was easily absorbed by the market. Credit spreads for tax-exempt bonds were largely unchanged for the year for AA-rated and A-rated credits. BBB-rated spreads, which had widened in response to the pandemic leading into the fiscal year, narrowed somewhat.

The Fund benefited from a larger weighting of long duration bonds relative to the benchmark over the last year, as longer bonds significantly outperformed shorter bonds. In terms of quality, performance was directly correlated with credit risk as BBB-rated bonds were the best performing part of the index and AAA-rated bonds the worst. The Fund’s exposure to BBB-rated bonds as well as significant allocation to below investment grade and non-rated bonds were the biggest reasons the Fund outperformed its benchmark for the year. As such, the Fund benefited from holdings in multi-family mortgage revenue bonds, education/student loan revenue bonds, other revenue bonds and closed-end funds. Conversely, the Fund’s significant weighting in single-family mortgage revenue bonds lagged the benchmark.

Outlook and Positioning

The economic impact of the pandemic remains a concern for investors, but state and local governments have already received significant assistance from the federal government with more to come in

    HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Bloomberg Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Bloomberg Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

the form of the American Rescue Plan, which was enacted on March 11, 2021.

The Fund’s core strategy continues to emphasize current income as the primary driver of returns over the long run. Housing-related sectors remain a meaningful percentage of the Fund, totaling more than 40% of Fund assets, and continue to present an attractive relative value. Similarly, over 20% of the Fund remains invested in non-rated bonds which provide an attractive income advantage. We will add to higher coupon bonds when available and continue to focus deeply on credit analysis to take advantage of opportunities as they arise, which we expect to be limited in the current environment. The Fund remains diversified on a geographic and issuer basis to mitigate credit and liquidity risk, and we believe the Fund is well-positioned to achieve attractive risk-adjusted returns going forward.

Paul J. Jungquist, CFA

Senior Portfolio Manager

Information on this page is unaudited.
20	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2021

	Sit Tax-Free Income Fund	Bloomberg Barclays 5-Year Muni Bond Index[1]	Lipper General Muni Bond Fund Index[2]

One Year	6.73%	5.07%	7.54%
Five Years	3.66	2.52	3.72
Ten Years	5.34	2.94	5.03
Since Inception (9/29/88)	5.13	4.84	5.46

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Bloomberg Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Multifamily Mortgage	25.0%
Single Family Mortgage	18.2
Other Revenue Bonds	12.1
Education/Student Loan	10.0
Insured	7.3
General Obligation	6.3
Investment Companies	5.5
Sectors less than 5%	11.6
Cash & Other Net Assets	4.0

Based on total net assets as of March 31, 2021. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/21:	$9.91 Per Share
Net Asset Value 3/31/20:	$9.56 Per Share
Total Net Assets:	$348.2 Million
Average Maturity:	19.5 Years
Effective Duration[3]:	5.1 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities

AA	0.2%
BBB	0.9
BB	19.0
<BB	2.8

Total	22.9%

Information on this page is unaudited.
MARCH 31, 2021	21

SCHEDULE OF INVESTMENTS

March 31, 2021

Sit Tax-Free Income Fund

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 90.5%

Alabama - 0.4%
Clio Water & Sewer Rev. (AGM Insured)	340,000	3.10	1/1/33	340,598
Mobile Co. Limited Obligation Warrants Rev. (Gomesa Proj.) [4]	500,000	4.00	11/1/45	501,065
Pell City Special Care Facs. Finance Auth. Rev. (Noland Health Services, Inc.)	500,000	5.00	12/1/31	512,185

				1,353,848

Alaska - 0.3%
AK Hsg. Finance Corp. Rev. (State Capital Proj.)	500,000	4.00	6/1/36	545,775
AK Industrial Dev. & Export Auth. Rev. (Boys & Girls Home) 2, [5,15]	250,000	5.50	N/A	10,312
AK Industrial Dev. & Export Auth. Rev. (GTR Fairbanks Community Hospital Foundation)	250,000	5.00	4/1/33	267,827
AK Industrial Dev. & Export Auth. Rev. (Tanana Chiefs Conference Proj.)	300,000	4.00	10/1/49	332,739

				1,156,653

Arizona - 2.9%
AZ Health Facs. Auth. Rev. (Scottsdale Lincoln Hospital Proj.) [1]	250,000	4.00	12/1/39	250,187
AZ Industrial Dev. Auth. Rev. (Legacy Cares, Inc. Proj.) [4]	750,000	6.75	7/1/30	801,420
AZ Industrial Dev. Auth. Rev. (Legacy Cares, Inc. Proj.) [4]	750,000	7.75	7/1/50	813,247
AZ Industrial Dev. Auth. Rev. (Pinecrest Academy Horizon) [4]	500,000	5.75	7/15/38	574,255
AZ Industrial Dev. Auth. Rev. (Social Bond Equitable School Revolving Fund)	500,000	4.00	11/1/45	567,835
Glendale Industrial Dev. & Auth. Rev. (Beatitudes Campus Proj.)	300,000	5.00	11/15/36	321,048
La Paz Co. Industrial Dev. Auth. (Charter School Solutions Harmony Public Proj.)	750,000	5.00	2/15/48	857,572
Maricopa Co. Industrial Dev. Auth. Education Rev. (Horizon Community Learning Center)	300,000	5.00	7/1/35	325,236
Maricopa Co. Industrial Dev. Auth. Rev. (Lagacy Traditional School Proj.)	500,000	4.00	7/1/50	534,685
Maricopa Co. Industrial Dev. Auth. Rev. (Paradise School Proj.)	1,000,000	4.00	7/1/54	1,134,800
Peoria Industrial Dev. Auth. Rev. (Sierra Winds Life Care Community)	400,000	5.25	11/15/29	398,332
Phoenix City Industrial Dev. Auth. Rev. (Northwest Christian School Proj.) [4]	600,000	5.00	9/1/45	649,068
Phoenix City Industrial Dev. Auth. Rev. (Vista College Preparatory Proj.)	400,000	4.13	7/1/38	446,524
Pima Co. Industrial Dev. Auth. Education Rev. (American Leadership Academy Proj.) [4]	1,000,000	5.38	6/15/35	1,084,680
Pima Co. Industrial Dev. Auth. Education Rev. (American Leadership Academy Proj.) [4]	370,000	4.75	6/15/37	375,953
Quechan Indian Tribe of Fort Yuma Rev. (Tribal Economic Dev.)	325,000	9.75	5/1/25	338,578
Tempe Industrial Dev. Auth. Rev. (Mirabella at ASU Proj.) [4]	500,000	4.70	10/1/24	500,270

				9,973,690

Arkansas - 0.5%
Rogers City Rev.	1,000,000	3.88	11/1/39	1,112,700
Springdale City Sales & Use Tax Rev. Ref. (BAM Insured)	500,000	3.60	4/1/41	517,130

				1,629,830

California - 4.5%
CA Health Facs. Financing Auth. Rev. (On Lok Senior Health Services)	500,000	5.00	8/1/50	601,415
CA School Facs. Finance Auth. Rev. (Azusa Unified School District) (AGM Insured) [6]	500,000	6.00	8/1/29	634,795
Carlsbad Unified School District G.O. Capital Appreciation [6]	400,000	6.00	8/1/31	540,700
Colton Joint Unified School District G.O. (AGM Insured) [6]	1,000,000	6.00	8/1/35	1,245,840
Encinitas Union School District G.O. Capital Appreciation [6]	500,000	7.00	8/1/35	722,475
Hartnell Community College G.O. [6]	500,000	7.00	8/1/34	613,630
Healdsburg Unified School District G.O. [6]	1,250,000	5.00	8/1/37	1,362,588
Imperial Community College District G.O. Capital Appreciation (AGM Insured) [6]	250,000	6.75	8/1/40	315,132
Los Alamitos Unified School District Capital Appreciation C.O.P. [6]	1,100,000	6.00	8/1/34	1,243,935
Martinez Unified School District G.O. [6]	250,000	6.13	8/1/35	298,010
Orange Co. Community Facs. District No. 2017-1 Special Assessment (Village of Esencia)	500,000	4.00	8/15/45	552,950
Placentia-Yorba Linda Unified School District C.O.P. Capital Appreciation (AGM Insured) [6]	500,000	6.25	10/1/28	513,975
Redondo Beach School District G.O. [6]	600,000	6.38	8/1/34	772,362

See accompanying notes to financial statements.
22	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Reef-Sunset Unified School District (BAM Insured) [6]	750,000	5.00	8/1/38	858,082
Ripon Unified School District G.O. (BAM Insured) [6]	270,000	4.50	8/1/30	294,770
Ripon Unified School District G.O. (BAM Insured) [6]	80,000	4.50	8/1/30	87,288
Sacramento Co. Water Financing Auth. Rev. (NATL-RE FGIC Insured) [1]	500,000	0.70	6/1/39	477,070
San Jose Financing Auth. Rev. (Civic Center Garage Proj.) [9]	400,000	5.00	6/1/39	434,196
South Tahoe Joint Powers Financing Auth. Tax Allocation Ref. (South Tahoe Redev. Proj.) (AGM Insured)	500,000	5.00	10/1/30	565,490
Sulphur Springs Union School District C.O.P. (AGM Insured) [6]	450,000	6.50	12/1/37	562,986
Tracy Joint Unified School District G.O. Capital Appreciation [6]	600,000	7.00	8/1/41	650,166
Tustin Unified School District G.O. Capital Appreciation [6]	500,000	6.00	8/1/28	509,385
Upland Unified School District G.O. Capital Appreciation [6]	1,000,000	7.00	8/1/41	1,267,250
Val Verde Unified School District G.O. Capital Appreciation (AGM Insured) [6]	500,000	6.00	8/1/34	660,815

				15,785,305

Colorado - 5.3%
Aerotropolis Regional Transportation Auth. Rev.	400,000	5.00	12/1/51	425,168
Brighton Crossing Metropolitan District No. 6 G.O.	515,000	5.00	12/1/40	565,146
Broadway Station Metropolitan District No. 2 G.O.	750,000	5.13	12/1/48	810,952
Broadway Station Metropolitan District No. 3 G.O.	500,000	5.00	12/1/49	543,210
Buffalo Highlands Metropolitan District G.O.	350,000	5.25	12/1/38	374,342
CO Educational & Cultural Facs. Auth. Rev. (CO Springs Charter Academy Proj.)	250,000	5.60	7/1/34	250,910
CO Health Facs. Auth. Rev. (Covenant Living Community)	500,000	4.00	12/1/50	550,730
CO Health Facs. Auth. Rev. (Covenant Retirement Community)	650,000	5.00	12/1/48	738,030
Copperleaf Metro District No. 4 G.O.	750,000	5.00	12/1/49	805,192
Creekwalk Marketplace Business Improvement District Rev. [4]	500,000	5.50	12/1/39	548,595
Crystal Crossing Metro District G.O.	500,000	5.25	12/1/40	537,195
Denver 9th Avenue Metropolitan District No. 2 G.O.	500,000	5.00	12/1/48	533,245
Denver City & County Housing Auth. Rev. (Sustainability Bonds - Thrive Proj.)	500,000	2.05	2/1/39	485,395
Denver Urban Renewal Auth. Tax Allocation [4]	500,000	5.25	12/1/39	538,440
DIATC Metropolitan District G.O. [4]	500,000	5.00	12/1/49	534,675
Green Valley Ranch East Metropolitan District No. 6 G.O.	1,000,000	5.88	12/1/50	1,092,920
Haskins Station Metropolitan District G.O.	500,000	5.00	12/1/49	533,160
Hunters Overlook Metropolitan District No. 5 G.O.	500,000	5.00	12/1/49	537,530
Johnstown Village Metropolitan District No. 2. G.O.	500,000	5.00	12/1/50	535,860
Lambertson Farms Metro District No. 1 G.O.	500,000	5.00	12/15/25	458,680
Leyden Rock Metropolitan District No. 10 G.O.	250,000	5.00	12/1/45	259,915
Mirabelle Metropolitan Dist. No. 2 G.O.	500,000	5.00	12/1/49	534,705
Painted Prairie Public Improvement Auth. Rev.	500,000	5.00	12/1/39	544,695
Palisade Metropolitan District No. 2 G.O.	500,000	5.00	12/1/46	519,090
Peak Metropolitan District No. 1 G.O. [4]	500,000	5.00	12/1/41	540,250
Peak Metropolitan District No. 1 G.O. [4]	500,000	5.00	12/1/51	532,185
St. Vrain Lakes Metropolitan District No. 2 G.O.	500,000	5.00	12/1/37	533,845
STC Metropolitan District No. 2 G.O.	500,000	5.00	12/1/49	537,995
Tallman Gulch Metropolitan District G.O.	500,000	5.25	12/1/47	526,340
Thompson Crossing Metropolitan District No. 4 G.O.	500,000	5.00	12/1/49	534,510
Transport Metropolitan District No. 3 G.O.	750,000	5.00	12/1/51	807,112
Vauxmont Metropolitan District G.O. (AGM Insured)	500,000	3.25	12/15/50	528,610
Wild Plum Metropolitan District G.O.	595,000	5.00	12/1/49	642,255

				18,440,882

Connecticut - 0.9%
CT Health & Educational Facs. Auth. Rev. [4]	250,000	3.25	1/1/27	253,848
CT Health & Educational Facs. Auth. Rev. [4]	250,000	5.00	1/1/55	269,672
CT Hsg. Finance Auth. Rev.	300,000	3.88	11/15/35	328,551

See accompanying notes to financial statements.
MARCH 31, 2021	23

SCHEDULE OF INVESTMENTS

March 31, 2021

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

CT Hsg. Finance Auth. Rev. [9]	505,000	4.25	6/15/43	566,605
CT Hsg. Finance Auth. Rev.	1,000,000	3.85	5/15/45	1,027,530
CT Hsg. Finance Auth. Rev. [9]	455,000	4.30	6/15/48	508,590

				2,954,796

District of Columbia - 0.3%
District of Columbia Hsg. Finance Agency Rev. (Multi-Family Dev. Program)	600,000	4.05	9/1/43	676,002
District of Columbia Rev. (Ingleside Rock Creek Proj.)	500,000	5.00	7/1/37	528,750

				1,204,752

Florida - 12.1%
Alachua Co. Health Facs. Auth. Rev. (Oak Hammock University)	385,000	8.00	10/1/32	420,247
Atlantic Beach, Rev. (Fleet Landing Proj.)	750,000	3.00	11/15/23	750,225
Ave Maria Stewardship Community District Special Assessment. (AGM Insured)	295,000	3.00	5/1/38	314,612
Blackburn Creek Community Dev. District Special Assessment (Grand Palm Proj.)	200,000	6.25	5/1/35	225,302
Capital Trust Agency Rev. (Lutz Preparatory School, Inc. Proj.)	300,000	4.00	6/1/41	319,845
Capital Trust Agency Rev. (River City Educational Services, Inc. Proj.)	500,000	5.38	2/1/35	528,970
Capital Trust Agency Rev. (River City Educational Services, Inc. Proj.)	300,000	5.63	2/1/45	316,608
Capital Trust Agency Rev. (Tallahassee Tapestry) 2, [4,5]	550,000	6.75	12/1/35	220,000
Capital Trust Agency Rev. (Tapestry Walden Senior Hsg. Proj.) 2, [4,5]	250,000	6.75	7/1/37	87,500
Capital Trust Agency Rev. (Tuscan Gardens Senior Living Center)	250,000	7.00	4/1/35	137,217
Capital Trust Agency Rev. (University Bridge LLC Student Housing Proj.) [4]	500,000	5.25	12/1/43	568,360
Celebration Pointe Community Dev. District Special Assessment Rev. [4]	240,000	5.00	5/1/32	263,386
Collier Co. Industrial Dev. Auth. Rev. (Arlington of Naples Proj.) 4, [5]	250,000	7.25	5/15/26	193,438
Collier Co. Industrial Dev. Auth. Rev. (Arlington of Naples Proj.) 4, [5]	750,000	8.13	5/15/44	580,312
Collier Co. Industrial Dev. Auth. Rev. (NCH Healthcare System Proj.)	415,000	6.25	10/1/39	416,498
Durbin Crossing Community Dev. District Special Assessment (AGM Insured)	520,000	5.00	5/1/32	635,528
Escambia Co. Housing Finance Auth. Rev. (Multi-County Program)	685,000	3.75	10/1/49	724,819
Fishhawk Ranch Community Dev. District Special Assessment (AGM Insured)	500,000	3.00	11/1/41	509,665
FL Dev. Finance Corp. Rev. (Discovery High School Proj.) [4]	500,000	5.00	6/1/40	545,005
FL Dev. Finance Corp. Rev. (Green Bond-Brightline Proj.) [4]	650,000	7.38	1/1/49	638,826
FL Higher Educational Facs Financial Auth. Rev. (Rollins College Proj.)	1,000,000	4.00	12/1/50	1,136,620
FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	720,000	4.20	1/1/45	776,606
FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	1,000,000	2.10	7/1/46	964,620
FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	425,000	3.30	7/1/49	439,510
FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	1,000,000	2.75	7/1/50	1,017,650
FL State Department of Education	1,000,000	4.38	7/1/30	1,010,210
FRERC Community Dev. District Special Assessment	1,000,000	5.38	11/1/40	1,056,910
Gramercy Farms Community Dev. District Special Assessment [6]	365,000	3.20	5/1/39	200,750
Grande Pines Community Dev. District Special Assessment	635,000	4.00	5/1/51	636,029
Harbor Bay Community Dev. District Special Assessment	295,000	4.10	5/1/48	313,706
Heritage Harbour North Community Dev. District Special Assessment	200,000	5.00	5/1/34	229,664
Hollywood Beach Community Dev. District Special Assessment (Public Parking Facilities Proj.)	500,000	4.00	10/1/45	569,200
Lake Co. Educational Project. Rev. (Imagine South Lake Charter School Proj.) [4]	550,000	5.00	1/15/39	598,912
Lake Co. Retirement Project. Rev. (Lakeside at Waterman Village Proj.)	500,000	5.75	8/15/50	530,025
Lakes of Sarasota Community Dev. District Special Assessment	300,000	3.88	5/1/31	297,654
Lakes of Sarasota Community Dev. District Special Assessment	500,000	4.13	5/1/31	498,160
Lakes of Sarasota Community Dev. District Special Assessment	265,000	4.10	5/1/51	264,539
Lakewood Ranch Stewardship District Cap. Improvement Special Assesment Rev. (Azario Proj.)	520,000	3.75	5/1/40	538,112
Lakewood Ranch Stewardship District Cap. Improvement Special Assesment Rev. (Azario Proj.)	580,000	4.00	5/1/40	613,884
Lakewood Ranch Stewardship District Cap. Improvement Special Assesment Rev. (Lorraine Lakes Proj.) [4]	500,000	3.63	5/1/40	512,640
Lakewood Ranch Stewardship District Cap. Improvement Special Assesment Rev. (Northeast Sector Proj.) [4]	485,000	3.75	5/1/40	501,209

See accompanying notes to financial statements.
24	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev.	155,000	4.25	5/1/25	161,158
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Country Club East Proj.)	135,000	6.70	5/1/33	143,752
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lakewood Center)	200,000	7.40	5/1/30	201,042
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lakewood National)	300,000	5.25	5/1/37	332,640
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lakewood Ranch)	400,000	5.00	5/1/36	435,260
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (NE Sector Proj.)	300,000	5.00	5/1/38	328,635
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (NE Sector Proj.)	550,000	5.30	5/1/39	626,544
Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Webb Proj.) [4]	320,000	5.00	5/1/37	348,784
Lakewood Ranch Stewardship District Special Assessment (Lake Club Phase 4 Proj.)	470,000	4.50	5/1/49	503,022
Lexington Oaks Community Dev. District Special Assessment Rev.	235,000	5.65	5/1/33	237,881
Live Oak No. 2 Community Dev. District Special Assessment	400,000	4.00	5/1/35	427,292
Long Lake Ranch Community Dev. District Special Assessment	35,000	5.63	5/1/24	36,211
LT Ranch Community Dev. District Special Assessment	500,000	4.00	5/1/40	524,580
Magnolia Creek Community Dev. District Rev. [2,5,15]	250,000	5.60	N/A	45,000
Marshall Creek Community Dev. District Cap. Improvement Special Assessment Rev.	250,000	5.00	5/1/32	264,238
Miami-Dade Co. Transit Sales Tax Rev.	500,000	5.00	7/1/34	586,190
New River Community Dev. District Cap. Improvement Special Assessment Rev. [2,5,15]	230,000	5.00	N/A	2
North River Ranch Community Dev. District Cap. Improvement Special Assesment Rev.	550,000	4.20	5/1/35	559,960
Northern Palm Beach Co. Improvement District Special Assessment	500,000	5.00	8/1/29	542,470
Northern Palm Beach Co. Improvement District Special Assessment	250,000	5.00	8/1/37	282,202
Orange Co. Health Facs. Auth. Rev. (Presbyterian Retirement Community Proj.)	550,000	5.00	8/1/34	597,372
Orange Co. Health Facs. Auth. Rev. (Presbyterian Retirement Community Proj.)	500,000	5.00	8/1/35	553,950
Orange Co. Health Facs. Auth. Rev. (Presbyterian Retirement Community Proj.)	250,000	5.00	8/1/41	270,738
Orange Co. Hsg. Finance Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	160,000	3.95	3/1/40	167,613
Orange Co. Hsg. Finance Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	315,000	4.00	9/1/48	347,505
Orlando Tourist Dev. Rev. (Senior Lien Tourist Dev.) (AGM Insured)	250,000	5.00	11/1/38	306,145
Palm Beach Co. Health Facs. Auth. Rev. (ACTS Retirement-Life Community, Inc.)	500,000	5.00	11/15/32	586,185
Palm Beach Co. Health Facs. Auth. Rev. (Lifespace Communities, Inc.)	500,000	4.00	5/15/53	537,680
Palm Beach Co. Health Facs. Auth. Rev. (Sinai Residences Boca Raton Proj.)	600,000	7.25	6/1/34	644,832
Palm Beach Co. Health Facs. Auth. Rev. (Sinai Residences Boca Raton Proj.)	690,000	7.50	6/1/49	741,433
Palm Beach Co. Health Facs. Auth. Rev. (Toby & Leon Cooperman Sinai Residences of Boca Raton)	500,000	5.00	6/1/55	526,685
Parker Road Community Dev. Dist. Special Assessment	500,000	4.10	5/1/50	518,790
Parkview at Long Lake Ranch Community Dev. Dist. Special Assessment	270,000	4.00	5/1/51	278,078
Pinellas Co. Industrial Dev. Auth. Rev.	500,000	5.00	7/1/39	586,030
Pompano Beach, Rev. (John Knox Village Proj.)	1,250,000	4.00	9/1/50	1,353,638
River Landing Community Dev. Dist. Special Assessment	500,000	4.25	11/1/35	520,430
Sandridge Community Dev. District Special Assessment	500,000	3.88	5/1/41	494,820
Seven Oaks Community Dev. District Special Assessment Rev	250,000	5.50	5/1/33	253,112
Southern Groves Community Dev. District No. 5 Special Assessment	500,000	4.00	5/1/30	531,975
St. Johns Co. Industrial Dev. Auth. Rev. (Presbyterian Retirement Communities Obligated Group Proj.)	1,000,000	4.00	8/1/55	1,063,740
Tolomato Community Dev. District Special Assessment	500,000	4.25	5/1/37	546,345
Tolomato Community Dev. District Special Assessment [2,5]	120,000	6.61	5/1/40	1
Tolomato Community Dev. District Special Assessment [6]	185,000	7.00	5/1/40	176,144
Tolomato Community Dev. District Special Assessment [6]	110,000	7.00	5/1/40	81,423
Tolomato Community Dev. District Special Assessment [6]	45,000	7.00	5/1/40	38,257
Tolomato Community Dev. District Special Assessment (AGM Insured)	500,000	3.75	5/1/40	552,245
Trout Creek Community Dev. District Special Assessment	300,000	5.38	5/1/38	336,108
Trout Creek Community Dev. District Special Assessment	250,000	4.00	5/1/40	256,895
University Park Recreation District Special Assessment (BAM Insured)	750,000	3.50	5/1/50	815,400
Waters Edge Community Dev. District Cap. Improvement Rev.	9,000	5.35	5/1/39	9,006
Waters Edge Community Dev. District Cap. Improvement Rev. [6]	120,000	6.60	5/1/39	121,286

See accompanying notes to financial statements.
MARCH 31, 2021	25

SCHEDULE OF INVESTMENTS

March 31, 2021

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Wiregrass Community Dev. District Special Assessment	245,000	5.38	5/1/35	264,326
Zephyr Ridge Community Dev. District Special Assessment [2,5,15]	450,000	5.25	N/A	198,000

				41,966,023

Georgia - 2.7%
Clarke Co. Hospital Auth. Rev. (Piedmont Healthcare)	350,000	5.00	7/1/46	404,131
Cobb Co. Dev. Auth. Rev. (Presbyterian Village Proj.) [4]	650,000	5.00	12/1/39	660,458
Fulton Co. Dev. Auth. Rev. (Woodruff Arts Center)	500,000	5.00	3/15/44	589,615
GA Housing & Finance Authority Rev.	1,280,000	3.80	12/1/37	1,312,998
GA Housing & Finance Authority Rev.	1,000,000	4.00	12/1/37	1,010,620
GA Housing & Finance Authority Rev.	455,000	3.85	12/1/38	484,129
GA Housing & Finance Authority Rev.	650,000	3.80	12/1/40	682,818
GA Housing & Finance Authority Rev.	605,000	3.85	12/1/41	619,018
GA Housing & Finance Authority Rev.	960,000	3.50	12/1/46	995,856
GA Housing & Finance Authority Rev.	490,000	4.00	12/1/48	514,549
GA Housing & Finance Authority Rev.	600,000	4.20	12/1/48	648,456
GA Tax Allocation (Beltline Proj.)	500,000	5.00	1/1/30	501,650
Gainesville Hospital Auth. Rev. (Northeast Georgia Health System, Inc. Proj.)	500,000	5.00	2/15/37	590,365
Glynn-Brunswick Memorial Hospital Auth. Rev. (Southeast Georgia Health System Proj.)	350,000	5.00	8/1/47	401,968

				9,416,631

Idaho - 0.4%
ID Health Facs. Authority Rev. (Terraces Boise Proj.)	290,000	7.00	10/1/24	246,416
ID Health Facs. Authority Rev. (Terraces Boise Proj.)	250,000	7.38	10/1/29	212,155
ID Health Facs. Authority Rev. (Terraces Boise Proj.)	500,000	8.00	10/1/44	423,795
ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Idaho Arts Charter School Proj.)	335,000	5.75	12/1/32	362,547

				1,244,913

Illinois - 5.8%
Bellwood Village G.O.	500,000	5.88	12/1/27	545,140
Bolingbrook Special Tax (AGM Insured)	998,000	4.00	3/1/30	1,151,772
Burbank Educational Facs. Rev. (Intercultural Montessori Language School) [4]	500,000	6.00	9/1/35	545,485
Bureau Co. Township High School Dist. No. 502 G.O. (BAM Insured)	500,000	6.25	12/1/33	578,915
Chicago Heights G.O. (NATL-RE Insured)	500,000	4.50	12/1/29	555,495
Chicago Midway Airport Rev. (Second Lien)	500,000	5.25	1/1/35	538,955
Chicago Park Dist. G.O. (BAM Insured)	500,000	4.00	1/1/42	567,980
Chicago Park Dist. G.O. (Limited Tax)	1,000,000	5.00	1/1/28	1,097,960
IL Educational Facs. Auth. Rev.	250,000	4.50	11/1/36	280,832
IL Educational Facs. Auth. Rev. (Field Museum of Natural History)	500,000	3.90	11/1/36	538,560
IL Fin. Auth. Rev. (Admiral Lake Proj.)	670,000	5.13	5/15/38	663,561
IL Fin. Auth. Rev. (Christian Homes, Inc.)	500,000	5.00	5/15/36	546,545
IL Fin. Auth. Rev. (Edward Elmhurst Healthcare)	1,000,000	5.00	1/1/44	1,178,450
IL Fin. Auth. Rev. (Lifespace Communities)	500,000	5.00	5/15/35	554,935
IL Fin. Auth. Rev. (Lifespace Communities)	1,000,000	5.00	5/15/45	1,094,200
IL Fin. Auth. Rev. (Rogers Park Montessori School Proj.)	100,000	5.00	2/1/24	104,089
IL Fin. Auth. Rev. (Westminster Village)	500,000	5.25	5/1/38	519,105
IL Fin. Auth. Sports Facs. Rev. (North Shore Ice Arena Proj.)	1,000,000	6.25	12/1/38	659,630
IL G.O.	250,000	5.50	7/1/33	268,748
IL G.O. (AGM Insured)	500,000	4.00	2/1/30	559,145
IL Housing Dev. Auth. Rev.	500,000	5.38	12/1/28	505,325
IL Housing Dev. Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	290,000	3.88	4/1/41	311,910
IL Housing Dev. Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	270,000	4.00	10/1/48	296,387
IL Rev.	500,000	5.00	6/15/33	593,545
IL Sports Facilities Auth. Rev. (State Tax Supported) (AGM Insured)	1,000,000	5.25	6/15/31	1,114,490

See accompanying notes to financial statements.
26	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

La Salle & Bureau Counties Township High School Dist. No. 120 LaSalle-Peru G.O. (BAM Insured)	250,000	5.00	12/1/31	306,788
Macon & Moultrie Counties Community Unit School District No. 3 Mt Zion G.O.	335,000	5.50	12/1/41	381,615
Macoupin Sangamon & Montgomery Counties Community Unit School District G.O. (AGM Insured)	990,000	4.25	12/1/35	1,081,248
Malta Tax Allocation Rev. [2,5]	1,921,000	5.75	12/30/25	614,720
Metropolitan Pier & Exposition Auth. Rev. (McCormick Place Expansion Proj.)	250,000	5.00	6/15/57	291,988
Richton Park Public Library District G.O.	250,000	4.50	12/15/32	266,410
Southwestern IL Dev. Auth. Tax Allocation Ref. (Local Govt. Program) [2]	370,000	7.00	10/1/22	214,600
University of Illinois (AGM Insured)	1,000,000	4.13	4/1/48	1,110,580
Upper Illinois River Valley Dev. Auth. Rev. (Cambridge Lakes Learning Center) [4]	140,000	4.00	12/1/22	141,947
Upper Illinois River Valley Dev. Auth. Rev. (Cambridge Lakes Learning Center) [4]	250,000	5.25	12/1/37	268,428
Upper Illinois River Valley Dev. Auth. Rev. (Prairie Crossing Charter) [4]	250,000	5.00	1/1/45	260,735

				20,310,218

Indiana - 0.9%
IN Finance Auth. Rev. (BHI Senior Living)	775,000	5.88	11/15/41	836,403
IN Finance Auth. Rev. (BHI Senior Living)	425,000	6.00	11/15/41	460,003
IN Finance Auth. Rev. (BHI Senior Living)	170,000	5.25	11/15/46	189,147
IN Finance Auth. Rev. (Greencroft Obligated Group)	350,000	6.50	11/15/33	373,530
IN Housing & Community Dev. Auth. Rev. (Hammond Assisted Living Proj.)	500,000	5.75	1/1/36	511,570
Merrillville Industry Economic Dev. Rev. (Belvedere Housing Proj.)	300,000	5.75	4/1/36	309,423
Richmond Hospital Auth. Rev. (Reid Hospital & Health Care)	350,000	5.00	1/1/35	391,118

				3,071,194

Iowa - 0.7%
IA Fin. Auth. Rev. (Lifespace Communities, Inc.)	650,000	5.00	5/15/36	734,825
IA Fin. Auth. Rev. (Lifespace Communities, Inc.)	565,000	5.00	5/15/47	628,348
IA Fin. Auth. Rev. (Lifespace Communities, Inc.)	530,000	4.00	5/15/55	569,941
IA Higher Education Loan Auth. Rev. (Simpson College Proj.)	500,000	5.00	11/1/30	549,385

				2,482,499

Kansas - 0.1%
Wichita Health Care Facs. Rev. (Kansas Masonic Home)	300,000	5.25	12/1/36	303,780

Louisiana - 1.6%
Denham Springs/Livingston Hsg. & Mtg. Finance Auth. Rev. (GNMA/FHLMC Collateralized)	9,149	5.00	11/1/40	9,299
LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Prog.)(GNMA/FHLMC Collateralized)	485,000	2.50	12/1/45	485,136
LA Local Government Environmental Facilities & Community Development Auth.	500,000	5.25	11/15/25	532,610
LA Local Government Environmental Facilities & Community Development Auth.	500,000	6.00	11/15/30	553,225
LA Local Government Environmental Facilities & Community Development Auth. Rev. [4]	300,000	5.65	11/1/37	340,011
LA Local Government Environmental Facilities & Community Development Auth. Rev. [4]	500,000	5.00	7/1/39	507,040
LA Local Government Environmental Facilities & Community Development Auth. Rev. [4]	300,000	5.50	11/1/39	328,191
LA Local Government Environmental Facilities & Community Development Auth. Rev. [4]	500,000	4.00	11/1/44	503,960
LA Local Government Environmental Facilities & Community Development Auth. Rev. [4]	495,000	4.40	11/1/44	513,048
LA Local Government Environmental Facilities & Community Development Auth. Rev. [4]	750,000	4.00	11/1/46	751,162
LA Public Facs. Auth. Rev. (Franciscan Missionaries Health System Proj.)	300,000	5.00	7/1/35	345,486
LA Public Facs. Auth. Rev. (Tulane Univ. Proj.) (NATL-RE Insured) [1]	545,000	0.83	2/15/36	540,090
St. Tammany Parish Fin. Auth. Rev. (Christwood Proj.)	300,000	5.25	11/15/37	321,546

				5,730,804

See accompanying notes to financial statements.
MARCH 31, 2021	27

SCHEDULE OF INVESTMENTS

March 31, 2021

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Maine - 0.5%
ME Hsg. Auth. Rev.	600,000	4.00	11/15/35	634,446
ME Hsg. Auth. Rev.	500,000	4.00	11/15/37	536,200
ME Hsg. Auth. Rev.	500,000	3.85	11/15/40	523,600

				1,694,246

Maryland - 0.4%
MD Community Dev. Administration Rev.	750,000	1.95	9/1/41	717,885
MD Community Dev. Administration Rev.	350,000	4.20	7/1/46	378,584
Montgomery Co. Housing Opportunities Commission Rev.	250,000	4.00	7/1/38	251,838

				1,348,307

Massachusetts - 3.2%
Dedham Municipal Purpose Loan. G.O. (NATL Insured)	480,000	4.00	10/15/24	481,339
Ipswich Muncipal Purpose Loan G.O. (AGM Insured)	500,000	4.00	6/1/25	501,360
MA Dev. Finance Agy. Rev.	890,000	5.00	7/1/44	1,065,802
MA Dev. Finance Agy. Rev. (Atrius Health Issue)	1,375,000	4.00	6/1/49	1,528,794
MA Dev. Finance Agy. Rev. (Newbridge on the Charles, Inc.) [4]	300,000	5.00	10/1/47	327,933
MA Dev. Finance Agy. Rev. (Orchard Cove, Inc.)	400,000	5.00	10/1/49	446,296
MA Education Finance Auth. Education Rev.	30,000	5.15	1/1/26	30,129
MA Education Finance Auth. Education Rev.	815,000	3.63	7/1/34	849,034
MA Education Finance Auth. Education Rev.	1,000,000	2.63	7/1/36	1,006,880
MA Education Finance Auth. Education Rev.	875,000	3.75	7/1/48	893,410
MA Housing Finance Agy. Rev.	250,000	4.75	6/1/35	251,198
MA Housing Finance Agy. Rev.	500,000	4.00	12/1/38	549,145
MA Housing Finance Agy. Rev.	500,000	3.75	12/1/40	530,560
MA Housing Finance Agy. Rev.	900,000	3.85	12/1/47	964,143
MA Housing Finance Agy. Rev.	500,000	2.80	6/1/63	505,275
MA Housing Finance Agy. Rev. (FHA Insured)	500,000	5.30	12/1/38	501,100
Northbridge Municipal Purpose Loan G.O. (AGM Insured)	500,000	4.00	6/15/25	501,380
Rowley Land Acquisition Loan G.O. (AGM Insured)	360,000	4.00	5/1/27	360,994

				11,294,772

Michigan - 3.3%
Chandler Park Academy Rev.	85,000	5.00	11/1/22	85,167
City of Allen Park G.O. (BAM Insured)	300,000	3.25	5/1/34	318,624
City of Kalamazoo Economic Dev. Corp. Rev. (Revel Creek Proj.)	500,000	5.00	5/15/43	558,065
MI Finance Auth. Rev. (Presbyterian Village)	250,000	5.25	11/15/35	264,105
MI Hsg. Dev. Auth. (G.O. of Authority Insured)	250,000	4.63	10/1/41	257,525
MI Hsg. Dev. Auth. Rev.	500,000	4.10	10/1/35	537,900
MI Hsg. Dev. Auth. Rev.	430,000	3.70	12/1/36	457,163
MI Hsg. Dev. Auth. Rev.	385,000	4.13	12/1/38	385,000
MI Hsg. Dev. Auth. Rev.	300,000	3.75	10/1/42	320,376
MI Hsg. Dev. Auth. Rev.	750,000	4.00	10/1/43	817,785
MI Hsg. Dev. Auth. Rev.	1,000,000	4.00	6/1/49	1,060,440
MI Hsg. Dev. Auth. Rev.	1,000,000	3.15	6/1/50	1,033,690
MI Hsg. Dev. Auth. Rev.	2,000,000	2.75	6/1/51	2,019,240
MI Hsg. Dev. Auth. Rev.	1,750,000	3.50	10/1/54	1,841,402
MI Public Educational Facs. Auth. Rev. (Chandler Park Academy)	260,000	6.35	11/1/28	260,551
MI Strategic Fund. Rev. (United Methodist Retirement Facs.)	415,000	5.00	11/15/49	456,919
Muskegon Heights Water Supply Rev. (NATL Insured)	165,000	4.15	11/1/23	168,765
Muskegon Heights Water Supply Rev. (NATL Insured)	135,000	4.20	11/1/24	138,120

See accompanying notes to financial statements.
28	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Taylor Brownfield Redevelopment Authority (NATL Insured)	250,000	5.00	5/1/32	282,595
Universal Academy Michigan Public School Rev.	105,000	6.50	12/1/23	109,662

				11,373,094

Minnesota - 0.1%
Apple Valley Rev. (Senior Living, LLC Proj.)	500,000	5.00	1/1/47	337,335
MN Hsg. Fin. Agy. Mtg. Rev. (Mtg. Backed Securities Program) (GNMA/FNMA Collateralized)	75,000	4.40	7/1/32	75,444

				412,779

Mississippi - 0.6%
MS Development Bank Rev. (Green Bond-Hancock County) [4]	1,000,000	4.55	11/1/39	1,055,660
MS Gaming Tax Rev.	740,000	4.00	10/15/38	829,851
MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	300,000	4.00	12/1/43	322,800

				2,208,311

Missouri - 1.5%
Joplin Industrial Dev. Auth. Rev. (32nd Street Place Community Improvement Dist. Proj.)	250,000	3.50	11/1/40	242,395
Kansas City Industrial Dev. Auth. Rev. (United Methodist Retirement Home, Inc.) [2,4,5]	500,000	5.75	11/15/36	175,250
Lees Summit Industrial Dev. Auth. Rev. (John Knox Village Proj.)	370,000	5.00	8/15/32	410,904
MO Health & Education Facs. Auth. Rev. (Lutheran Senior Services)	500,000	4.00	2/1/33	548,500
MO Health & Education Facs. Auth. Rev. (Lutheran Senior Services)	775,000	4.00	2/1/42	823,089
MO Health & Education Facs. Auth. Rev. (Lutheran Senior Services)	1,000,000	4.00	2/1/48	1,042,260
MO Hsg. Dev. Commission Rev. (GNMA/FNMA/FHLMC Collateralized)	580,000	3.80	11/1/48	619,365
MO Hsg. Dev. Commission Rev. (GNMA/FNMA/FHLMC Collateralized)	460,000	3.35	11/1/49	479,302
MO Hsg. Dev. Commission Rev. (GNMA/FNMA/FHLMC Collateralized)	500,000	2.50	5/1/50	505,130
MO Hsg. Dev. Commission Rev. (GNMA/FNMA/FHLMC Collateralized)	500,000	2.40	11/1/51	489,880

				5,336,075

Montana - 0.4%
MT Board of Housing Single Family Rev.	185,000	4.00	12/1/38	196,686
MT Board of Housing Single Family Rev.	500,000	2.40	12/1/45	501,315
MT Board of Housing Single Family Rev. (BRD Insured)	500,000	4.00	6/1/45	546,865
MT Board of Housing Single Family Rev. (FHA Insured)	250,000	3.75	12/1/38	257,520
MT Facs. Finance Auth. Rev. (Great Falls Pre-Release Services Proj.)	46,843	5.08	N/A	46,843

				1,549,229

Nebraska - 0.4%
Douglas Co. Hospital Auth. No. 2 Rev. (Children Hospital Obligation)	500,000	4.00	11/15/50	572,670
Douglas Co. Hospital Auth. No. 3 Rev. (Methodist Hospital)	400,000	5.00	11/1/30	458,156
Mead Village Tax Allocation Rev. (E3 Biofuels - Mead LLC Proj.) [2,5,15]	410,000	5.13	N/A	17,015
Nebraska Investment Fin. Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	320,000	3.05	9/1/42	331,888

				1,379,729

Nevada - 1.0%
City of Las Vegas Special Improvement District No. 815	500,000	5.00	12/1/49	556,545
City of North Las Vegas (Special Northern Beltway Commercial Area) [4]	335,000	4.00	12/1/27	360,879
City of North Las Vegas (Special Northern Beltway Commercial Area) [4]	340,000	5.00	12/1/37	380,606
NV Hsg. Division Rev. (GNMA/FNMA/FHLMC Collateralized)	280,000	3.85	10/1/39	290,637
NV Hsg. Division Rev. (GNMA/FNMA/FHLMC Collateralized)	825,000	3.35	10/1/49	861,061
NV Hsg. Division Rev. (GNMA/FNMA/FHLMC Collateralized)	830,000	3.40	10/1/49	870,222

				3,319,950

See accompanying notes to financial statements.
MARCH 31, 2021	29

SCHEDULE OF INVESTMENTS

March 31, 2021

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

New Hampshire - 0.7%
NH Business Finance Auth. Rev. (Springpoint Senior Living Proj.)	650,000	4.00	1/1/41	713,408
NH Business Finance Auth. Rev. (The Vista Proj.) [4]	310,000	5.25	7/1/39	305,679
NH Business Finance Auth. Rev. (The Vista Proj.) [4]	500,000	5.63	7/1/46	498,280
NH Hsg. Fin. Agy. Rev. (Cimarron, Whittier Falls & Mars) (FHA Insured)	725,000	4.00	7/1/52	779,498

				2,296,865

New Jersey - 3.2%
NJ Economic Dev. Auth. Rev. [9]	500,000	4.00	6/15/50	555,520
NJ Economic Dev. Auth. Rev. (North Star Academy Charter School Newark)	250,000	5.00	7/15/47	284,390
NJ Economic Dev. Auth. Rev. (State Government Buildings Proj.) [9]	500,000	5.00	6/15/42	586,865
NJ Economic Dev. Auth. Rev. (State Housing Proj.) [9]	250,000	5.00	6/15/37	302,270
NJ Economic Dev. Auth. Rev. (State Housing Proj.) [9]	500,000	5.00	6/15/43	595,940
NJ Higher Education Student Assistance Auth. Rev.	1,250,000	3.50	12/1/39	1,289,738
NJ Higher Education Student Assistance Auth. Rev.	1,000,000	4.25	12/1/50	1,035,280
NJ Hsg. & Mtg. Finance Agy. Rev.	750,000	3.95	11/1/43	817,612
NJ Hsg. & Mtg. Finance Agy. Rev.	500,000	2.63	11/1/56	494,950
NJ Hsg. & Mtg. Finance Agy. Rev. (Mciver Homes Hsg. Proj.) (FHLMC Collateralized)	550,000	3.60	1/1/30	571,104
NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	925,000	3.75	10/1/35	1,013,809
NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	535,000	4.50	10/1/48	604,331
NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	475,000	4.00	4/1/49	510,198
NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	1,000,000	2.45	10/1/50	999,190
NJ Transportation Trust Fund Auth. Rev. [9]	500,000	4.00	12/15/39	559,700
NJ Transportation Trust Fund Auth. Rev. [9]	500,000	5.25	6/15/43	604,720
Tobacco Settlement Financing Corp. Rev.	300,000	5.00	6/1/46	348,552

				11,174,169

New Mexico - 1.3%
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	290,000	3.90	9/1/42	293,532
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	250,000	4.13	9/1/42	253,545
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	700,000	3.85	7/1/43	745,710
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	425,000	3.85	7/1/43	457,814
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	345,000	3.80	9/1/46	358,479
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	775,000	4.00	7/1/48	833,636
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	995,000	3.35	7/1/49	1,037,904
NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	455,000	4.00	7/1/49	490,299

				4,470,919

New York - 4.8%
Brookhaven Local Dev. Corp. Rev. (Jefferson’s Ferry Proj.)	675,000	4.00	11/1/45	707,170
Buffalo & Erie Co. Industrial Land Dev. Corp. Rev. (D’Youville College Proj.)	500,000	4.00	11/1/40	547,480
Hempstead Town Local Development Corp. Rev. (Hofstra University Proj.)	350,000	4.00	7/1/33	369,341
New York City Housing Development Corp. Multifamily Mtg. Rev.	250,000	4.60	11/1/36	250,805
New York City Housing Development Corp. Multifamily Mtg. Rev.	300,000	4.05	11/1/41	325,119
New York City Housing Development Corp. Multifamily Mtg. Rev.	300,000	3.85	11/1/42	320,343
New York City Housing Development Corp. Multifamily Mtg. Rev.	500,000	2.63	8/1/45	498,610
New York City Housing Development Corp. Multifamily Mtg. Rev.	650,000	3.65	11/1/47	684,626
New York City Housing Development Corp. Multifamily Mtg. Rev.	500,000	3.95	11/1/49	535,050
New York City Housing Development Corp. Multifamily Mtg. Rev.	1,000,000	3.00	11/1/55	1,016,920
New York City Housing Development Corp. Multifamily Mtg. Rev.	1,000,000	2.80	11/1/60	1,002,130
New York City Housing Development Corp. Rev.	500,000	3.80	11/1/37	507,830
New York City Municipal Water Finance Authority	750,000	5.00	6/15/38	821,828
New York Transportation Dev. Corp. Rev. (John F. Kennedy International Airport Proj.)	300,000	4.00	12/1/40	333,699
New York Transportation Dev. Corp. Rev. (Laguardia Airport Proj.)	750,000	4.00	10/1/30	869,212

See accompanying notes to financial statements.
30	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

NY Monroe Co. Industrial Development Corp. Rev. (St. Ann’s Community Proj.)	705,000	4.00	1/1/30	756,874
NY Monroe Co. Industrial Development Corp. Rev. (St. Ann’s Community Proj.)	350,000	5.00	1/1/50	378,574
NY Mortgage Agency Rev.	125,000	3.75	10/1/42	126,600
NY Mortgage Agency Rev.	1,295,000	3.80	10/1/48	1,368,465
NY State Dormitory Auth. Rev. Ref. (N. Shore-Long Island Jewish Obligation)	300,000	5.00	5/1/33	342,033
NY State Housing Finance Agency Rev.	500,000	2.75	11/1/45	507,050
NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	590,000	3.75	11/1/37	600,756
NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	400,000	4.88	11/1/42	405,528
NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.) (FNMA/FHLMC Collateralized)	500,000	3.65	11/1/34	525,230
NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.) (GNMA/FNMA/FHLMC Collateralized)	500,000	3.95	11/1/37	540,750
NY State Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	250,000	4.10	11/1/41	270,198
NY State Mortgage Agency Rev.	1,000,000	2.50	10/1/46	998,320
NY State Mortgage Agency Rev.	1,000,000	2.55	4/1/50	998,250

				16,608,791

North Carolina - 1.4%
Mecklenburg Co. Rev. (Little Rock Apts)	130,000	5.15	1/1/22	131,076
Mecklenburg Co. Rev. (Little Rock Apts)	510,000	5.38	1/1/36	514,850
NC Education Assistance Auth. Senior Bond-Student Loan Rev.	500,000	3.13	6/1/39	500,535
NC Housing Finance Agency Rev.	280,000	3.95	1/1/41	302,112
NC Housing Finance Agency Rev.	710,000	4.00	7/1/47	770,094
NC Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	450,000	4.00	1/1/48	483,250
NC Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	990,000	3.63	7/1/49	1,047,964
NC Medical Care Comm. Rev. (Salemtowne Proj.)	400,000	5.00	10/1/38	432,544
University of North Carolina School of the Arts	500,000	3.25	2/1/46	523,500

				4,705,925

North Dakota - 0.4%
ND Housing Finance Agency Rev.	415,000	3.85	1/1/42	445,793
ND Housing Finance Agency Rev.	1,000,000	2.50	7/1/44	1,004,780

				1,450,573

Ohio - 2.7%
Ashland City School Dist. G.O. (Classroom Facilities & School Improvement)	750,000	4.00	11/1/49	751,590
Butler Co. Port Auth. Rev.	640,000	5.00	12/1/34	641,491
Cleveland-Cuyahoga County Port Auth. Rev. (Cleveland Museum of Natural History Proj.)	500,000	4.00	7/1/46	574,420
Columbus-Franklin Co. Finance Auth. Rev. (Beulah Park Phase 1 Proj.)	840,000	4.00	5/15/49	916,112
Franklin Co. Health Care Facs. Rev. (Ohio Living Communities)	1,000,000	4.00	7/1/45	1,047,990
Lake Co. Port & Economic Dev. Auth. Rev. (Tapestry Wickliffe Proj.) 2, [4,5]	250,000	6.50	12/1/37	87,500
Liberty Community Infrastructure Financing Auth. Special Assessment	500,000	3.13	12/1/46	525,710
Lucas Metro Hsg. Auth.	500,000	5.00	11/1/36	551,900
OH Higher Educational Facs. Commission Rev. (Tiffin University Proj.)	1,045,000	4.00	11/1/49	1,074,594
OH Housing Finance Agency Rev.	820,000	3.35	9/1/49	856,662
OH Housing Finance Agency Rev. (GNMA/FNMA Collateralized)	315,000	4.05	3/1/37	343,293
OH Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	335,000	3.35	9/1/39	350,098
OH Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	660,000	4.00	9/1/48	703,573
OH Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	555,000	4.00	3/1/49	592,096
Port of Greater Cincinnati Dev. Auth. Rev. (St. Xavier High School, Inc. Proj.)	400,000	4.00	4/1/40	444,428

				9,461,457

Oklahoma - 0.4%
Fort Sill Apache Tribe Economic Dev. Auth. [4]	410,000	8.50	8/25/26	423,038
Oklahoma Dev. Finance Auth. Rev. (Oklahoma City University Proj.)	1,000,000	5.00	8/1/49	1,134,550

				1,557,588

See accompanying notes to financial statements.
MARCH 31, 2021	31

SCHEDULE OF INVESTMENTS

March 31, 2021

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Oregon - 1.7%
Clackamas Co. Hospital Facs. Auth. Rev. (Rose Villa Proj.)	500,000	5.38	11/15/55	535,900
Clackamas Co. Hsg. Auth. Rev. (Easton Ridge Apts. Proj.)	350,000	3.50	9/1/33	358,638
Forest Grove Rev. (Campus Improvement-Pacific Unv. Proj.)	250,000	5.25	5/1/34	259,185
Marion Co. School District No.1 Gervais G.O.	500,000	4.00	6/1/33	500,740
OR Hsg. & Community Services Dept. Rev.	225,000	3.80	7/1/34	247,000
OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	125,000	3.75	7/1/35	135,860
OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	360,000	4.00	7/1/38	373,374
OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	500,000	2.35	1/1/44	502,550
OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	395,000	3.75	7/1/48	416,658
OR State Ref G.O. (Veterans Welfare Service)	1,000,000	3.90	12/1/39	1,041,590
Polk Co. Hospital Fac. Auth. Rev. (Dallas Retirement Village Proj.)	1,000,000	4.00	7/1/24	1,001,560
Polk Co. Hospital Fac. Auth. Rev. (Dallas Retirement Village Proj.)	500,000	5.13	7/1/55	510,795

				5,883,850

Pennsylvania - 2.5%
Allegheny Co. Industrial Dev. Auth. Charter School Rev. (Propel Charter-McKeesport)	115,000	5.90	8/15/26	115,344
Butler Co. General Authority Rev. (School District Proj.) (AGM G.O. of District) [1]	465,000	0.84	10/1/34	458,137
Chester Co. Health & Education Fac. Auth. Rev. (The Devereux Foundation)	475,000	3.00	11/1/30	493,691
Commonwealth Financing Auth. Rev. (Tobacco Master Settlement Payment) (AGM Insured)	350,000	4.00	6/1/39	396,666
Dauphin Co. General Auth. Rev. (Harrisburg University Science Technology) [4]	200,000	4.00	10/15/22	202,664
PA Higher Educational Facs. Auth. Rev. (La Salle University)	280,000	5.00	5/1/42	286,017
PA Hsg. Finance Agy. Rev.	400,000	3.90	10/1/36	400,000
PA Hsg. Finance Agy. Rev.	825,000	3.65	10/1/42	855,838
PA Hsg. Finance Agy. Rev.	135,000	4.00	10/1/46	146,031
PA Hsg. Finance Agy. Rev.	140,000	4.00	10/1/47	150,147
PA Hsg. Finance Agy. Rev.	1,000,000	3.40	10/1/49	1,041,560
PA Turnpike Commission Rev. Capital Appreciation [6]	1,250,000	5.00	12/1/38	1,544,575
Philadelphia Industrial Dev. Auth. Rev. (Alliance for Progress Charter School Proj.)	635,000	5.00	6/15/49	677,050
Philadelphia Industrial Dev. Auth. Rev. (Charter School Proj.)	350,000	5.63	8/1/36	389,403
Southcentral General Auth. Rev. (York College of Pennsylvania)	500,000	4.00	11/1/37	562,545
Township of North Fayette G.O.	500,000	3.00	4/15/39	500,390
West Cornwall Township Municipal Auth. Rev. (Lebanon Valley Brethren Home Proj.)	525,000	4.00	11/15/46	576,823

				8,796,881

Rhode Island - 0.3%
RI Hsg. & Mortgage Finance Corp. Rev.	250,000	3.90	10/1/37	256,570
RI Student Loan Auth. Rev.	750,000	3.63	12/1/37	772,245

				1,028,815

South Carolina - 1.2%
Berkeley Co. Nexton Improvement District Special Assessment	350,000	4.25	11/1/40	385,896
SC Education Assistance Auth. Student Loan Rev.	110,000	5.10	10/1/29	110,034
SC Jobs-Economic Dev. Auth. Rev. (Bishop Gadsden Episcopal Retirement Community)	500,000	4.00	4/1/54	511,330
SC Jobs-Economic Dev. Auth. Rev. (Bon Secours Mercy Health, Inc.)	750,000	4.00	12/1/44	859,815
SC Public Service Auth. Rev. (Santee Cooper)	250,000	5.00	12/1/38	279,712
SC Public Service Auth. Rev. (Santee Cooper)	500,000	5.75	12/1/43	572,880
SC State Hsg. Finance & Dev. Auth. Rev.	500,000	3.05	7/1/45	517,740
SC State Hsg. Finance & Dev. Auth. Rev.	790,000	4.00	1/1/47	838,119

				4,075,526

See accompanying notes to financial statements.
32	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

South Dakota - 0.3%
SD Health & Educational Facs. Auth. Rev. (Westhills Village Retirement Community)	500,000	5.00	9/1/40	569,540
SD Housing Dev. Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	500,000	2.20	11/1/43	492,445

				1,061,985

Tennessee - 2.6%
Franklin Health & Education Facs. Board Rev. (Provision Cares Proton Therapy Center) 2, [4,5]	500,000	6.50	6/1/27	150,000
Metropolitan Govt. Nashville & Davidson County Health & Edu. Facs. Board Rev. (Blakford at Green Hills)	895,000	4.00	11/1/45	930,111
Nashville Metropolitan Dev. & Hsg. Agency Tax Allocation [4]	300,000	5.13	6/1/36	339,117
Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5,15]	1,850,000	5.35	N/A	4,625
Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	7,875,000	5.55	1/1/29	19,688
Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	1,630,000	6.00	1/1/29	16
Shelby Co. Health, Education & Hsg. Facs. Rev. (The Farms at Bailey Station Proj.)	650,000	5.50	10/1/39	652,613
TN Hsg. Dev. Agency. Rev.	290,000	3.60	1/1/31	298,303
TN Hsg. Dev. Agency. Rev.	375,000	3.88	7/1/35	398,182
TN Hsg. Dev. Agency. Rev.	195,000	3.95	7/1/35	207,578
TN Hsg. Dev. Agency. Rev.	410,000	4.00	7/1/39	439,864
TN Hsg. Dev. Agency. Rev.	460,000	3.85	7/1/42	495,015
TN Hsg. Dev. Agency. Rev.	420,000	3.90	7/1/42	455,956
TN Hsg. Dev. Agency. Rev.	980,000	4.00	7/1/44	1,063,986
TN Hsg. Dev. Agency. Rev.	1,000,000	2.55	1/1/45	1,024,230
TN Hsg. Dev. Agency. Rev.	935,000	3.95	1/1/49	996,691
TN Hsg. Dev. Agency. Rev.	1,445,000	4.05	1/1/49	1,567,204

				9,043,179

Texas - 7.4%
Arlington Higher Education Finance Corp., Education Rev. (Leadership Prep School)	200,000	5.00	6/15/36	201,178
Arlington Special Tax (BAM Insured)	350,000	5.00	2/15/41	392,997
Brazoria Co. Municipal Utility District No. 28 G.O. (MAC Insured)	540,000	4.00	9/1/27	548,408
Brazos Higher Education Auth., Inc. Rev. (Subordinate Student Loan)	1,000,000	3.00	4/1/40	935,560
Central Texas Regional Mobility Auth. Rev.	500,000	4.00	1/1/45	561,195
Central Texas Regional Mobility Auth. Rev.	500,000	4.00	1/1/50	562,505
Cypress Hill Municipal Utility Dist. No. 1 G.O. (AGM Insured)	1,000,000	4.00	9/1/34	1,046,120
Dallas/Fort Worth International Airport Rev. (JT Improvement)	500,000	5.25	11/1/37	557,515
Danbury Higher Education Auth. Education Rev. (Golden Rule Schools)	650,000	5.13	8/15/49	670,286
El Paso Co. Hospital District G.O.	825,000	5.00	8/15/43	869,080
Fort Bend Co. Municipal Utility Dist. No. 50 G.O. (MAC Insured)	400,000	4.00	9/1/29	405,864
Grand Parkway Transportation Corp. Rev. (Grand Parkway System) (BAM Insured)	1,000,000	3.00	10/1/50	1,050,410
Harris Co. Cultural Education Facs. Finance Corp. Rev. (Brazos Presbyterian Homes, Inc. Proj.)	500,000	5.00	1/1/37	544,040
Harris Co. Municipal Utility Dist. No. 284 G.O. (MAC Insured)	285,000	4.00	9/1/33	288,839
Harris Co. Municipal Utility Dist. No. 381 G.O. (BAM Insured)	435,000	4.00	9/1/30	441,199
Harris Co. Municipal Utility Dist. No. 381 G.O. (BAM Insured)	250,000	4.00	9/1/33	253,368
Harris Co. Municipal Utility Dist. No. 400 G.O. (BAM Insured)	470,000	4.00	9/1/30	476,698
Harris Co. Municipal Utility Dist. No. 400 G.O. (BAM Insured)	920,000	4.00	9/1/32	932,613
Harris Co. Municipal Utility Dist. No. 400 G.O. (BAM Insured)	1,050,000	4.00	9/1/34	1,063,923
Houston Higher Education Finance Corp. (Cosmos Foundation)	480,000	5.00	2/15/32	492,744
Houston Higher Education Finance Corp. (Houston Baptist University Proj.)	500,000	3.38	10/1/37	498,580
Meadowhill Regional Municipal Utility Dist. G.O. (AGM Insured)	500,000	4.00	10/1/35	524,090
New Hope Cultural Education Fac. Corp. Rev. (Cardinal Bay)	260,000	4.00	7/1/23	250,442
New Hope Cultural Education Fac. Corp. Rev. (Cardinal Bay)	460,000	4.00	7/1/26	415,086
New Hope Cultural Education Facs. Corp. Rev. (Beta Academy) [4]	425,000	5.00	8/15/39	445,442
New Hope Cultural Education Facs. Corp. Rev. (Cardinal Bay, Inc.)	400,000	5.00	7/1/46	400,880
New Hope Cultural Education Facs. Corp. Rev. (Flower Mound Campus Proj.) [9]	495,000	3.75	6/1/28	510,949

See accompanying notes to financial statements.
MARCH 31, 2021	33

SCHEDULE OF INVESTMENTS

March 31, 2021

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

New Hope Cultural Education Facs. Corp. Rev. (Flower Mound Campus Proj.) [9]	500,000	4.00	6/1/32	519,455
New Hope Cultural Education Facs. Corp. Rev. (Jubilee Academic Center) [4]	250,000	5.00	8/15/36	251,568
New Hope Cultural Education Facs. Corp. Rev. (Presbyterian Village North Proj.)	500,000	5.00	10/1/34	524,815
New Hope Cultural Education Facs. Corp. Rev. (Wesleyan Homes, Inc. Proj.)	250,000	5.50	1/1/35	261,735
New Hope Cultural Education Facs. Finance Corp. Rev. (Presbyterian Village North Proj.)	350,000	5.25	10/1/49	362,702
New Hope Cultural Education Facs. Finance Corp. Rev. (Wesleyan Homes, Inc. Proj.)	750,000	5.00	1/1/55	764,888
Newark Higher Education Finance Corp. Rev. (Austin Achieve Public School)	100,000	5.00	6/15/37	105,648
Newark Higher Education Finance Corp. Rev. (Austin Achieve Public School)	1,000,000	5.00	6/15/42	1,056,480
North Central Texas Health Facility Development Corp. (CC Young Memorial Home)	204,000	5.38	2/15/25	163,131
Parkway Utility Dist. G.O. (BAM Insured)	500,000	3.63	3/1/35	503,860
Parkway Utility Dist. G.O. (Waterworks and Sewer System) (BAM Insured)	275,000	4.00	3/1/33	283,335
Red River Health Facs. Dev. Corp. Rev. (MRC Crossings Proj.)	250,000	7.50	11/15/34	271,082
Sugar Land Dev. Corp. Rev. (BAM Insured)	500,000	5.00	2/15/33	541,745
Tarrant Co. Cultural Education Facs. Finance Corp. Rev. (Buckingham Senior Living Community, Inc.) 2, [5]	500,000	5.63	11/15/27	226,250
Tarrant Co. Cultural Education Facs. Finance Corp. Rev. (Buckner Retirement Service)	500,000	5.00	11/15/37	585,270
Tarrant Co. Cultural Education Facs. Finance Corp. Rev. (Buckner Senior Living Ventana Proj.)	155,000	5.63	11/15/24	155,245
TX Department of Housing & Community Affairs (GNMA Collateralized)	500,000	4.13	9/1/38	551,440
TX Department of Housing & Community Affairs (GNMA Collateralized)	1,100,000	3.63	9/1/44	1,178,969
TX Department of Housing & Community Affairs (GNMA Collateralized)	500,000	3.00	9/1/45	518,120
TX Grand Parkway Transportation Corp. Rev. [6]	500,000	6.00	10/1/35	572,390
TX State Affordable Hsg. Corp. Rev. (Heroes Home Loan Program) (GNMA Collateralized)	880,000	4.00	3/1/50	958,487

				25,696,626

Utah - 0.2%
UT Hsg. Corp. Single Family Mtg. Rev.	25,000	5.75	1/1/33	25,050
UT Hsg. Corp. Single Family Mtg. Rev.	55,000	4.60	7/1/34	55,063
UT Hsg. Corp. Single Family Mtg. Rev. (FHA Insured)	280,000	4.00	1/1/36	299,936
West Valley City Municipal Building Auth. Rev. (AGM Insured)	400,000	5.00	2/1/39	471,172

				851,221

Vermont - 0.1%
VT Hsg. Fin. Agy. Rev. (GNMA/FNMA/FHLMC Collateralized)	325,000	3.50	5/1/38	343,187

Virginia - 0.4%
VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	300,000	3.88	1/1/38	300,000
VA Hsg. Dev. Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	500,000	2.45	11/1/45	495,920
VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	400,000	4.13	7/1/33	416,604

				1,212,524

Washington - 3.1%
Kalispel Tribe of Indians Rev. [4]	300,000	5.25	1/1/38	340,695
King Co. Hsg. Auth. Rev.	1,000,000	3.00	11/1/39	1,058,680
King Co. Hsg. Auth. Rev.	750,000	3.00	8/1/40	792,578
Pike Place Market Preservation Dev. Auth. Rev.	500,000	5.00	12/1/40	542,210
Seattle Hsg. Auth. Rev. (Hinoki Apartments Proj.)	500,000	3.00	6/1/52	513,690
Snohomish Co. Hsg. Auth. Rev.	500,000	4.00	4/1/44	547,560
Vancouver Hsg. Auth. Rev.	500,000	3.75	8/1/34	543,505
Vancouver Hsg. Auth. Rev. (Anthem Park & Columbia Hsg. Proj.)	1,000,000	3.00	6/1/38	1,035,400
Vancouver Hsg. Auth. Rev. (Van Vista Plaza Proj.)	1,000,000	3.30	12/1/51	1,047,920
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Bayview Manor Homes) [4]	250,000	5.00	7/1/31	267,838
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Bayview Manor Homes) [4]	850,000	5.00	7/1/36	903,329
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Horizon House Proj.) [4]	500,000	5.00	1/1/38	567,540
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (The Hearthstone Proj.) [4]	1,075,000	5.00	7/1/38	1,117,237

See accompanying notes to financial statements.
34	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

WA Hsg. Fin. Commission Multi Family Mtg. Rev. (The Hearthstone Proj.) [4]	525,000	5.00	7/1/48	536,792
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Transforming Age Proj.) [4]	500,000	5.00	1/1/44	546,320
WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Wesley Homes Lea Hill Proj.) [4]	300,000	5.00	7/1/36	311,160
WA Hsg. Fin. Commission Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	60,000	4.60	10/1/33	60,127

				10,732,581

West Virginia - 0.4%
WV Hsg. Dev. Fund Rev.	250,000	3.75	11/1/32	265,685
WV Hsg. Dev. Fund Rev.	100,000	3.80	11/1/35	103,074
WV Hsg. Dev. Fund Rev.	1,005,000	2.75	11/1/45	1,023,653

				1,392,412

Wisconsin - 4.4%
Public Finance Auth. Rev. (Appalachian Regional Healthcare System Obligated Group)	500,000	4.00	7/1/46	558,260
Public Finance Auth. Rev. (Presbyterian Villages of Michigan) [4]	645,000	4.75	11/15/53	652,772
WI Health & Education Facs. Auth. Rev. (Medical College)	870,000	5.25	12/1/35	872,958
WI Health & Education Facs. Auth. Rev. (PHW Oconomowoc, Inc. Proj.)	500,000	5.13	10/1/48	518,740
WI Health & Education Facs. Auth. Rev. (St. John’s Communities, Inc. Proj.)	500,000	5.00	9/15/40	523,030
WI Health & Education Facs. Auth. Rev. (St. John’s Communities, Inc. Proj.)	500,000	5.00	9/15/45	520,990
WI Health & Educational Facs. Auth. Rev. (Aspirus, Inc. Obligation Group)	500,000	5.00	8/15/32	569,465
WI Health & Educational Facs. Auth. Rev. (Benevolent Corp. Cedar Community)	300,000	5.00	6/1/37	321,279
WI Health & Educational Facs. Auth. Rev. (Froedtert Health, Inc. Obligated Group)	500,000	5.00	4/1/35	602,965
WI Health & Educational Facs. Auth. Rev. (St. Camillus Health System, Inc.)	745,000	5.00	11/1/27	814,658
WI Health & Educational Facs. Auth. Rev. (St. Camillus Health System, Inc.)	350,000	5.00	11/1/46	366,121
WI Health & Educational Facs. Auth. Rev. (Three Pillars Senior Living Communities)	920,000	5.00	8/15/43	1,018,652
WI Housing & Economic Dev. Auth. Rev.	250,000	3.88	11/1/35	267,225
WI Housing & Economic Dev. Auth. Rev.	560,000	3.90	11/1/42	601,031
WI Housing & Economic Dev. Auth. Rev.	1,500,000	4.15	5/1/55	1,604,580
WI Public Finance Auth. Rev. (ACTS Retirement-Life Community, Inc.)	600,000	4.00	11/15/37	685,692
WI Public Finance Auth. Rev. (Carmelite System, Inc.)	500,000	5.00	1/1/45	580,675
WI Public Finance Auth. Rev. (Coral Academy of Science Reno) [4]	700,000	5.00	6/1/39	754,845
WI Public Finance Auth. Rev. (Delray Beach Radiation Therapy) [4]	750,000	6.25	11/1/28	781,748
WI Public Finance Auth. Rev. (Glenridge Palmer Ranch Proj.) [4]	500,000	8.25	6/1/46	513,525
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,520	9.00	1/1/46	483
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,287	9.00	1/1/47	458
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	447	12.00	1/1/47	13
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,171	9.00	1/1/48	447
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	390	12.00	1/1/48	11
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,055	9.00	1/1/49	435
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	384	11.00	1/1/49	10
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,822	9.00	1/1/50	412
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	372	11.00	1/1/50	10
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	17,334	9.00	1/1/51	443
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	365	11.00	1/1/51	9
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 1, [2,4]	446,245	3.75	7/1/51	299,516
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	17,218	9.00	1/1/52	423
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	475	10.00	1/1/52	12
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,985	9.00	1/1/53	409
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	469	10.00	1/1/53	11
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,869	9.00	1/1/54	395
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	453	10.00	1/1/54	11
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,636	9.00	1/1/55	381

See accompanying notes to financial statements.
MARCH 31, 2021	35

SCHEDULE OF INVESTMENTS

March 31, 2021

Sit Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($) Quantity	Coupon Rate (%)	Maturity Date	Fair Value ($)

WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	444	9.00	1/1/55	10
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,404	9.00	1/1/56	370
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	434	9.00	1/1/56	10
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,5]	22,407	5.50	7/1/56	17,041
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,287	9.00	1/1/57	357
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	481	9.00	1/1/57	11
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	16,055	9.00	1/1/58	344
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	469	9.00	1/1/58	10
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,938	9.00	1/1/59	335
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	456	9.00	1/1/59	10
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	447	8.00	1/1/60	9
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,822	9.00	1/1/60	322
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	440	8.00	1/1/61	9
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,589	9.00	1/1/61	308
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	428	8.00	1/1/62	8
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,473	9.00	1/1/62	298
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	419	8.00	1/1/63	8
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,240	9.00	1/1/63	288
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	409	8.00	1/1/64	8
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,124	9.00	1/1/64	281
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	403	7.00	1/1/65	7
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	15,008	9.00	1/1/65	269
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	434	7.00	1/1/66	7
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	14,775	9.00	1/1/66	252
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	5,235	5.00	1/1/67	83
WI Public Finance Auth. Rev. (Lombard Public Facilities Corp.) 2, [4,6]	192,429	9.00	1/1/67	3,054
WI Public Finance Auth. Rev. (MD Proton Treatment Center) [4]	500,000	6.13	1/1/33	428,930
WI Public Finance Auth. Rev. (MN College of Osteopathic Medicine) 2, [4,5]	7,608	5.50	12/1/48	3,804
WI Public Finance Auth. Rev. (North Carolina Leadership Academy) [4]	410,000	5.00	6/15/39	444,018
WI Public Finance Auth. Rev. (Roseman University Health Sciences)	240,000	5.00	4/1/25	255,905
WI Public Finance Auth. Rev. (Roseman University Health Sciences)	500,000	5.50	4/1/32	518,600
WI Public Finance Auth. Rev. (Southminster) [4]	250,000	5.00	10/1/43	269,255

				15,377,321

Wyoming - 0.2%
WY Community Dev. Auth. Rev.	160,000	3.75	12/1/32	163,909
WY Community Dev. Auth. Rev.	335,000	3.90	12/1/38	353,495
WY Community Dev. Auth. Rev.	280,000	4.05	12/1/38	287,795

				805,199

Total Municipal Bonds (cost: $315,718,184)				314,969,904

Investment Companies - 5.5%
BlackRock Long-Term Municipal Advantage Trust (BTA)	59,383			751,789
BlackRock MuniEnhanced Fund, Inc. (MEN)	36,706			433,865
BlackRock MuniHoldings Florida Insured Fund (MFL)	85,398			1,220,337
BlackRock MuniHoldings Fund, Inc. (MHD)	81,102			1,297,632
BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	57,814			774,708
BlackRock MuniYield Insured Fund (MYI)	71,171			1,014,898
BlackRock MuniYield Michigan Insured Fund (MIY)	21,538			323,716
BNY Mellon Strategic Municipal Bond Fund, Inc. (DSM)	35,000			274,050
DWS Municipal, Income Trust (KTF)	93,236			1,086,199

See accompanying notes to financial statements.
36	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

DWS Strategic Municipal Income Trust (KSM)	26,351	311,732
Eaton Vance Municipal Bond Fund (EIM)	5,360	71,288
Invesco Municipal Opportunity Trust (VMO)	67,520	889,914
Invesco Municipal Trust (VKQ)	76,872	1,014,710
Invesco Quality Municipal Income Trust (IQI)	89,700	1,163,409
Invesco Value Municipal Income Trust (IIM)	44,500	697,315
Invesco Van Kampen Advantage Muni Income Trust (VKI)	115,007	1,362,833
Invesco Van Kampen Trust For Investment Grade Municipals (VGM)	71,847	968,498
Nuveen AMT-Free Quality Municipal Income Fund (NEA)	163,972	2,430,065
Nuveen Dividend Advantage Municipal Income Fund (NVG)	20,000	338,000
Nuveen Pennsylvania Quality Municipal Income Fund (NQP)	5,000	71,800
Nuveen Quality Municipal Income Fund (NAD)	163,973	2,482,551
Putnam Municipal Opportunities Trust (PMO)	15,000	201,000

Total Investment Companies (cost: $18,024,383)		19,180,309

Total Investments in Securities - 96.0% (cost: $333,742,567)		334,150,213
Other Assets and Liabilities, net - 4.0%		14,079,425

Total Net Assets - 100.0%		$348,229,638

1

Variable rate security. Rate disclosed is as of March 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

2	Securities considered illiquid by the Investment Adviser. The total value of such securities as of March 31, 2021 was $2,401,881 and represented 0.7% of net assets.

4

144A Restricted Security. The total value of such securities as of March 31, 2021 was $32,167,482 and represented 9.2% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

5

The issuer is in default of interest or principal payments, or other debt covenants. Income is not being accrued. The total value of such securities as of March 31, 2021 was $2,650,474 and represented 0.8% of net assets.

6	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying.

9

Municipal Lease Security. The total value of such securities as of March 31, 2021 was $5,744,810 and represented 1.6% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

15	Securities with a “N/A” maturity date have passed their stated maturity date and have pending restructuring arrangements.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of March 31, 2021 is as follows (see Note 2-significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Assets
Municipal Bonds	—	314,969,904	—	314,969,904
Investment Companies	19,180,309	—	—	19,180,309
	19,180,309	314,969,904	—	334,150,213

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
MARCH 31, 2021	37

Sit Minnesota Tax-Free Income Fund

OBJECTIVE & STRATEGY

The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax (“AMT”), up to 20% of the Fund’s income may be alternative minimum taxable income.

Fund Performance

The Sit Minnesota Tax-Free Income Fund provided a return of +5.94% during the fiscal year ended March 31, 2021, versus a return of +5.07% for its benchmark, the Bloomberg Barclays 5-year Municipal Bond Index. As of March 31, 2021, the Fund’s 30-day SEC yield was 1.81%, compared to the yield of 0.67% for the benchmark index. The Fund’s

12-month distribution rate was 2.83%.

Factors that Influenced the Fund’s Performance

The tax-exempt yield curve shifted lower and steepened during the past year with short yields falling the most. Yields for short maturities fell approximately 60-90 basis points from COVID-19 crisis levels at the beginning of the year. Meanwhile, yields for intermediate to long maturities fell to historic lows in August before bouncing up to end the year down 20-25 basis points. Tax-exempt fund flows provided exceptionally strong support for the municipal market throughout much of the period. Municipal issuance for the fiscal year was about $450B, which slightly exceeded the prior fiscal year yet was easily absorbed by the market. In comparison, Minnesota issuance declined more than 17% from the prior year, providing solid technical support. Credit spreads for tax-exempt bonds were largely unchanged for the year for AA-rated and A-rated credits. BBB-rated spreads, which had widened in response to the pandemic leading into the fiscal year, narrowed somewhat.

Minnesota’s budget and economic outlook have improved since the onset of the COVID-19 crisis. The latest forecast for the FY2020-21 biennium showed a projected surplus of $940 million. In addition, state economists now project a surplus of $1.6 billion for the next two-year budget. Minnesota’s unemployment rate of 4.3% compares favorably to the 6.2% national rate as of February 2021 and the state’s general obligation bond rating remains at AAA by Standard & Poor’s Corp. and Aa1 by Moody’s.

The Fund benefited from a larger weighting of long duration bonds relative to the benchmark over the last year, as longer bonds significantly outperformed shorter bonds. In terms of quality, performance was directly correlated with credit risk as BBB-rated bonds were the best performing part of the index and AAA-rated bonds the worst. The Fund’s exposure to BBB-rated bonds as well as significant allocation to below investment grade and non-rated bonds were the biggest reasons the Fund outperformed its benchmark for the year. As such, the Fund benefited from holdings in multi-family mortgage revenue bonds and education/student loan revenue bonds. Conversely, the Fund’s significant weighting in single-family mortgage revenue bonds lagged the benchmark.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Bloomberg Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Bloomberg Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

Outlook and Positioning

The economic impact of the pandemic remains a concern for investors, but Minnesota and its local governments have already received significant assistance from the federal government. In addition, Minnesota governments and programs are slated to receive almost $8 billion from the American Rescue Plan, which was enacted on March 11, 2021.

The Fund’s core strategy continues to emphasize current income as the primary driver of returns over the long run. Housing-related sectors remain a meaningful percentage of the Fund, totaling almost 40% of Fund assets, and continue to present an attractive relative value. Similarly, almost 25% of the Fund remains invested in non-rated bonds which provide an attractive income advantage. We will add to higher coupon bonds when available and continue to focus deeply on credit analysis to take advantage of opportunities as they arise, which we expect to be limited in the current environment. We believe the Fund is well-positioned to achieve attractive risk-adjusted returns going forward.

Paul J. Jungquist, CFA

Senior Portfolio Manager

Information on this page is unaudited.
38	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2021	Sit Minnesota Tax-Free Income Fund	Bloomberg Barclays 5-Year Muni. Bond Index[1]	Lipper MN Muni. Bond Fund Index[2]

One Year	5.94%	5.07%	4.43%

Five Years	3.11	2.52	2.83

Ten Years	4.42	2.94	4.11

Since Inception (12/1/93)	4.60	4.18	4.34

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Bloomberg Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index made for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Multifamily Mortgage	20.6%
Single Family Mortgage	17.7
Education/Student Loan	15.5
Hospital/Health Care	14.3
General Obligation	10.6
Municipal Lease	5.5
Sectors less than 5.0%	11.7
Cash & Other Net Assets	4.1

 Based on total net assets as of March 31, 2021. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/21:	$10.68 Per Share

Net Asset Value 3/31/20:	$10.37 Per Share

Total Net Assets:	$680.3 Million

Average Maturity:	16.6 Years

Effective Duration[3]:	4.5 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:

A	1.2%
BBB	5.0
BB	16.6
< BB	1.7

Total	24.5%

Information on this page is unaudited.
MARCH 31, 2021	39

SCHEDULE OF INVESTMENTS

March 31, 2021

Sit Minnesota Tax-Free Income Fund

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 94.9%
Education/Student Loan - 15.5%
Baytown Township Rev. (St. Croix Prep)	1,000,000	4.00	8/1/36	1,054,360
Baytown Township Rev. (St. Croix Prep)	1,250,000	4.00	8/1/41	1,305,375
Baytown Township Rev. (St. Croix Prep)	1,935,000	4.25	8/1/46	2,030,724
Bethel Charter School Lease Rev. (Spectrum High School Proj.)	500,000	3.50	7/1/27	519,640
Bethel Charter School Lease Rev. (Spectrum High School Proj.)	900,000	4.00	7/1/32	964,098
Bethel Charter School Lease Rev. (Spectrum High School Proj.)	1,100,000	4.00	7/1/37	1,165,087
Bethel Charter School Lease Rev. (Spectrum High School Proj.)	1,750,000	4.25	7/1/47	1,849,033
Brooklyn Park Charter School Lease Rev. (Athlos Leadership Academy Proj.)	605,000	5.25	7/1/30	649,050
Cologne Charter School Lease Rev. (Cologne Academy Proj.)	285,000	4.00	7/1/21	286,699
Cologne Charter School Lease Rev. (Cologne Academy Proj.)	295,000	4.00	7/1/22	303,717
Cologne Charter School Lease Rev. (Cologne Academy Proj.)	320,000	4.00	7/1/24	341,734
Cologne Charter School Lease Rev. (Cologne Academy Proj.)	575,000	5.00	7/1/29	620,736
Cologne Charter School Lease Rev. (Cologne Academy Proj.)	500,000	5.00	7/1/34	533,330
Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	855,000	5.25	7/1/37	943,894
Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	600,000	5.25	7/1/40	659,352
Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	1,000,000	5.50	7/1/50	1,099,600
Forest Lake Charter School Lease Rev. (Lake International Language Academy)	580,000	4.50	8/1/26	611,842
Forest Lake Charter School Lease Rev. (Lake International Language Academy)	1,000,000	5.00	8/1/36	1,126,590
Forest Lake Charter School Lease Rev. (Lake International Language Academy)	750,000	5.50	8/1/36	790,830
Ham Lake Charter School Lease Rev. (Davinci Academy Proj.)	875,000	5.00	7/1/31	955,596
Ham Lake Charter School Lease Rev. (Davinci Academy Proj.)	1,000,000	5.00	7/1/36	1,084,270
Ham Lake Charter School Lease Rev. (Parnassus Prep. Sch. Proj.)	1,000,000	4.00	11/1/26	1,059,930
Ham Lake Charter School Lease Rev. (Parnassus Prep. Sch. Proj.)	2,720,000	5.00	11/1/36	3,010,414
Hugo Charter School Lease Rev. (Noble Academy Proj.)	460,000	4.00	7/1/21	462,194
Hugo Charter School Lease Rev. (Noble Academy Proj.)	750,000	5.00	7/1/29	800,475
Hugo Charter School Lease Rev. (Noble Academy Proj.)	1,000,000	5.00	7/1/34	1,056,800
Independence Charter School Lease Rev. (Beacon Academy Proj.)	440,000	4.25	7/1/26	463,839
Independence Charter School Lease Rev. (Beacon Academy Proj.)	750,000	4.75	7/1/31	786,420
Independence Charter School Lease Rev. (Beacon Academy Proj.)	1,200,000	5.00	7/1/36	1,248,648
Minneapolis Charter School Lease Rev. (Hiawatha Academy Proj.)	800,000	4.00	7/1/26	832,968
Minneapolis School Lease Rev. (Friendship Academy of the Arts) [4]	585,000	4.00	12/1/31	598,016
Minneapolis School Lease Rev. (Friendship Academy of the Arts) [4]	1,385,000	5.25	12/1/43	1,474,374
Minneapolis School Lease Rev. (Twin Cities International School) [4]	1,000,000	4.25	12/1/27	1,097,010
Minneapolis School Lease Rev. (Twin Cities International School) [4]	1,000,000	5.00	12/1/37	1,106,460
MN Higher Education Fac. Auth. Rev. (Augsburg College)	3,275,000	4.25	5/1/40	3,049,549
MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	1,200,000	5.00	5/1/37	1,306,464
MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	3,500,000	5.00	5/1/47	3,745,840
MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	1,000,000	4.00	3/1/43	1,046,950
MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	1,900,000	5.00	3/1/37	2,124,086
MN Higher Education Fac. Auth. Rev. (College of St. Scholastica)	1,100,000	4.00	12/1/40	1,197,977
MN Higher Education Fac. Auth. Rev. (Gustavus Adolphus College)	1,250,000	4.00	10/1/41	1,371,462
MN Higher Education Fac. Auth. Rev. (St. Olaf College)	500,000	4.00	10/1/32	565,930
MN Higher Education Fac. Auth. Rev. (St. Olaf College)	500,000	4.00	10/1/34	563,185
MN Higher Education Fac. Auth. Rev. (St. Olaf College)	500,000	4.00	10/1/35	562,075
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	400,000	4.00	10/1/35	455,072
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	500,000	4.00	10/1/37	565,850
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	3,150,000	4.00	4/1/39	3,490,924
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	750,000	4.00	10/1/41	853,065
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	4,000,000	4.00	10/1/44	4,515,920
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	750,000	5.00	4/1/35	875,610
MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	850,000	5.00	10/1/40	1,042,559

See accompanying notes to financial statements.
40	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

MN Office of Higher Education Rev. [8]	3,500,000	2.65	11/1/38	3,465,945
MN Office of Higher Education Rev. [8]	5,000,000	4.00	11/1/37	5,398,350
Moorhead Educational Fac. Rev. (Concordia College Corp. Proj.)	1,250,000	5.00	12/1/40	1,384,625
Olmsted Co. Hsg. & Redev. Auth. Rev. (Schaeffer Academy Proj.)	488,555	4.98	4/25/27	488,809
Ramsey Lease Rev. (Pact Charter School Proj.)	385,000	5.00	12/1/26	393,227
Ramsey Lease Rev. (Pact Charter School Proj.)	1,850,000	5.50	12/1/33	1,887,333
Rice Co. Educational Fac. Rev. (Shattuck-St. Mary’s School) [4]	3,300,000	5.00	8/1/22	3,380,223
Rochester Rev. (Math & Science Academy)	1,430,000	5.13	9/1/38	1,530,286
Savage Charter School Lease Rev. (Aspen Academy)	500,000	4.00	10/1/26	517,690
Savage Charter School Lease Rev. (Aspen Academy)	1,000,000	4.75	10/1/31	1,055,790
St. Cloud Charter School Lease Rev. (Stride Academy Proj.) [2]	350,000	3.00	4/1/21	245,000
St. Cloud Charter School Lease Rev. (Stride Academy Proj.) [2]	1,850,000	5.00	4/1/36	1,295,000
St. Paul Hsg. & Redev. Auth.	700,000	5.00	12/1/30	763,294
St. Paul Hsg. & Redev. Auth.	1,150,000	5.00	12/1/37	1,242,518
St. Paul Hsg. & Redev. Auth.	705,000	5.00	12/1/46	751,142
St. Paul Hsg. & Redev. Auth. (German Immersion School)	285,000	4.00	7/1/23	292,809
St. Paul Hsg. & Redev. Auth. (German Immersion School)	855,000	5.00	7/1/33	897,408
St. Paul Hsg. & Redev. Auth. (German Immersion School)	500,000	5.00	7/1/44	519,930
St. Paul Hsg. & Redev. Auth. (Higher Ground Academy Proj.)	815,000	4.25	12/1/23	852,205
St. Paul Hsg. & Redev. Auth. (Higher Ground Academy Proj.)	1,500,000	5.00	12/1/33	1,566,285
St. Paul Hsg. & Redev. Auth. (Higher Ground Academy Proj.)	390,000	5.13	12/1/38	406,723
St. Paul Hsg. & Redev. Auth. (Hope Community Academy Proj.)	730,000	3.88	12/1/30	734,066
St. Paul Hsg. & Redev. Auth. (Hope Community Academy Proj.)	720,000	4.50	12/1/29	744,221
St. Paul Hsg. & Redev. Auth. (Hope Community Academy Proj.)	500,000	5.00	12/1/45	527,795
St. Paul Hsg. & Redev. Auth. (St. Paul Conservatory for Performing Artists)	1,135,000	4.63	3/1/43	1,157,042
St. Paul Hsg. & Redev. Auth. (Twin Cities Academy Proj.)	1,185,000	4.00	7/1/25	1,242,899
St. Paul Hsg. & Redev. Auth. (Twin Cities Academy Proj.)	955,000	5.00	7/1/35	1,025,326
St. Paul Hsg. & Redev. Auth. (Twin Cities German Immersion School)	555,000	5.00	7/1/49	615,495
St. Paul Hsg. & Redev. Auth. (Twin Cities German Immersion School)	870,000	5.00	7/1/55	959,636
St. Paul Hsg. & Redev. Auth. Lease Rev. (Nova Classical Academy Proj.)	135,000	5.70	9/1/21	137,581
St. Paul Hsg. & Redev. Auth. Rev. (Community of Peace Academy Proj.)	600,000	4.00	12/1/39	639,942
St. Paul Hsg. & Redev. Auth. Rev. (Community of Peace Academy Proj.)	1,000,000	4.00	12/1/49	1,045,100
St. Paul Hsg. & Redev. Auth. Rev. (Hmong College Preparatory Academy Proj.)	1,000,000	5.25	9/1/31	1,158,490
St. Paul Hsg. & Redev. Auth. Rev. (Metro Deaf School Proj.) [4]	700,000	5.00	6/15/38	745,941
St. Paul Hsg. & Redev. Auth. Rev. (Nova Classical Academy Proj.)	600,000	4.00	9/1/36	631,518
St. Paul Hsg. & Redev. Auth. Rev. (Nova Classical Academy Proj.)	1,000,000	4.13	9/1/47	1,038,460
University of Minnesota Rev.	1,000,000	5.00	4/1/41	1,192,950
Victoria Private School Fac. Rev. (Holy Family Catholic High)	1,610,000	4.00	9/1/23	1,583,499
Woodbury Charter School Lease Rev.	500,000	3.00	12/1/30	511,090
Woodbury Charter School Lease Rev.	400,000	4.00	12/1/40	422,492
Woodbury Charter School Lease Rev.	555,000	4.00	12/1/50	580,924

				105,254,682

Escrowed To Maturity/Prerefunded - 1.7%
Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	1,280,000	5.13	7/1/33	1,415,565
Goodhue Co. Education District No. 6051 Lease Rev.	1,030,000	5.00	2/1/34	1,163,756
Goodhue Co. Education District No. 6051 Lease Rev.	1,500,000	5.00	2/1/39	1,694,790
MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	750,000	6.00	10/1/32	771,202
MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	1,000,000	6.00	10/1/40	1,028,270
Western MN Municipal Power Agy. Rev.	4,725,000	5.00	1/1/46	5,335,801

				11,409,384

See accompanying notes to financial statements.
MARCH 31, 2021	41

SCHEDULE OF INVESTMENTS

March 31, 2021

Sit Minnesota Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

General Obligation - 10.6%
Brainerd Independent School District No. 181	1,000,000	4.00	2/1/42	1,125,280
Brainerd Independent School District No. 181	4,000,000	4.00	2/1/43	4,493,360
Brooklyn Center Independent School District No. 286	4,000,000	4.00	2/1/40	4,460,600
Cloquet Independent School District No. 94	4,250,000	4.00	2/1/36	4,603,260
Elk River Independent School District No. 728	7,000,000	3.00	2/1/40	7,489,930
Fosston Independent School District No. 601	250,000	4.00	2/1/36	276,118
Fosston Independent School District No. 601	1,000,000	4.00	2/1/38	1,099,680
Itasca G.O.	2,500,000	2.38	2/1/45	2,498,075
Itasca G.O.	4,000,000	2.50	2/1/50	4,013,760
Long Prairie G.O. [8]	750,000	4.00	2/1/37	808,560
Minneapolis Capital Improvement	4,000,000	4.00	12/1/43	4,531,200
Minneapolis Capital Improvement	2,000,000	4.00	12/1/46	2,257,200
Minneapolis G.O.	5,000,000	3.00	12/1/42	5,278,050
Minneapolis Special School District No. 1	1,000,000	4.00	2/1/40	1,167,690
Minnetonka Independent School District No. 276	1,900,000	5.00	2/1/41	2,168,736
Morrison Co. Education District No. 6979	1,000,000	4.50	2/1/34	960,340
Owatonna Independent School District No. 761	750,000	2.13	2/1/40	752,550
Richfield Independent School District No. 280	6,000,000	4.00	2/1/37	6,783,000
Robbinsdale Independent School District No. 281	1,000,000	2.25	2/1/41	1,007,020
Roseville Independent School District No. 623	930,000	4.00	2/1/35	1,053,727
Roseville Independent School District No. 623	4,895,000	4.00	2/1/36	5,533,259
South Washington Co. Independent School District No. 833	5,000,000	4.00	2/1/31	5,655,850
St. Francis Independent School District No. 15	550,000	4.00	2/1/35	577,995
St. Francis Independent School District No. 15	750,000	4.00	2/1/36	787,560
United Hospital District Health Care Facs. G.O (Lake Wood Health System)	1,005,000	5.00	12/1/30	1,209,507
Worthington Independent School District No. 518	1,000,000	3.00	2/1/37	1,055,630
Worthington Independent School District No. 518	500,000	3.00	2/1/40	525,195

				72,173,132

Hospital/Health Care - 14.3%
Anoka Health Care and Hsg. Facs. Rev.	1,135,000	5.38	11/1/34	1,201,534
Anoka Health Care and Hsg. Facs. Rev. (Walker Methodist Plaza)	1,500,000	5.25	7/1/35	1,508,145
Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	3,000,000	4.50	11/1/34	3,239,820
Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	250,000	5.00	11/1/29	278,590
Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	500,000	5.00	11/1/44	542,050
Chatfield Health Care and Hsg. Facs. Rev. (Chosen Valley Care Center)	350,000	4.00	9/1/39	311,290
Chatfield Health Care and Hsg. Facs. Rev. (Chosen Valley Care Center)	500,000	5.00	9/1/44	499,290
Chatfield Health Care and Hsg. Facs. Rev. (Chosen Valley Care Center)	1,225,000	5.00	9/1/52	1,185,371
Chippewa Co. Rev. (Monte Video Hospital Proj.)	2,000,000	4.00	3/1/32	2,118,080
Crookston Health Care Facs. Rev. (Riverview Health Care Proj.)	1,000,000	4.00	5/1/32	1,000,550
Crookston Health Care Facs. Rev. (Riverview Health Care Proj.)	1,000,000	5.00	5/1/34	1,035,330
Crookston Health Care Facs. Rev. (Riverview Health Care Proj.)	1,000,000	5.00	5/1/38	1,034,540
Dakota Co. Community Dev. Agy. (Sanctuary at W. St. Paul Proj.)	1,700,000	5.75	8/1/30	1,584,706
Dakota Co. Community Dev. Agy. (Sanctuary at W. St. Paul Proj.)	1,050,000	6.00	8/1/35	936,684
Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	575,000	4.75	6/15/22	586,701
Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	1,600,000	5.75	6/15/32	1,662,048
Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	2,000,000	6.00	6/15/39	2,077,860
Glencoe Health Care Fac. Rev. (Glencoe Regional Health Services Proj.)	2,110,000	4.00	4/1/31	2,147,263
Hayward Health Care Fac. Rev. (American Baptist Homes Midwest Proj.)	1,350,000	5.38	8/1/34	1,350,486
Hayward Health Care Fac. Rev. (American Baptist Homes Midwest Proj.)	500,000	5.75	2/1/44	502,345
Hayward Hsg. & Health Care Fac. Rev. (St. John Lutheran Home of Albert Lea Proj.)	1,900,000	5.00	10/1/34	1,813,816
Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	4,175,000	4.00	5/1/37	4,433,349

See accompanying notes to financial statements.
42	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	825,000	5.00	5/1/32	964,532
Maple Grove Health Care System Rev. (Memorial Health Care)	1,375,000	4.00	9/1/35	1,464,499
Minneapolis Health Care System Rev. (Fairview Health Services)	3,000,000	4.00	11/15/37	3,391,650
Minneapolis Health Care System Rev. (Fairview Health Services)	1,000,000	4.00	11/15/38	1,127,620
Minneapolis Health Care System Rev. (Fairview Health Services)	2,590,000	5.00	11/15/34	2,985,286
Minneapolis Health Care System Rev. (Fairview Health Services)	2,500,000	5.00	11/15/49	2,977,775
Moorhead Economic Dev. Auth. Rev.	550,000	4.60	9/1/25	549,978
Oak Park Heights Nursing Home Rev. (Boutwells Landing Care Center)	1,500,000	5.50	8/1/28	1,530,960
Oak Park Heights Nursing Home Rev. (Boutwells Landing Care Center)	1,000,000	6.00	8/1/36	1,026,870
Rochester Health Care Facs. Rev. (Mayo Clinic)	7,500,000	4.00	11/15/48	8,522,775
Rochester Health Care Facs. Rev. (Mayo Clinic)	5,000,000	5.00	11/15/33	7,094,850
Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	745,000	5.00	9/1/28	827,770
Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	1,350,000	5.00	9/1/34	1,466,208
St. Cloud Health Care Rev. (CentraCare Health System Proj.)	2,500,000	4.00	5/1/37	2,752,475
St. Cloud Health Care Rev. (CentraCare Health System Proj.)	500,000	4.00	5/1/49	552,380
St. Cloud Health Care Rev. (CentraCare Health System Proj.)	3,750,000	5.00	5/1/46	4,328,625
St. Cloud Health Care Rev. (CentraCare Health System Proj.)	500,000	5.00	5/1/48	604,730
St. Louis Park Health Care Facs. Rev. (Mount Olivet Careview Home Health Proj.) [1]	2,250,000	4.60	6/1/41	2,217,870
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Fairview Health Services Proj.)	750,000	4.00	11/15/35	840,360
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Fairview Health Services Proj.)	4,000,000	4.00	11/15/43	4,402,520
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Fairview Health Services Proj.)	1,000,000	5.00	11/15/47	1,173,190
St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	4,800,000	5.00	7/1/32	5,566,512
St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	2,000,000	5.00	7/1/33	2,316,680
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	525,000	4.25	11/1/25	525,220
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	750,000	4.75	11/1/31	750,338
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	2,150,000	5.00	5/1/38	2,154,945
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	500,000	5.15	11/1/42	500,215
St. Paul Hsg. & Redev. Auth. Rev. (Nursing Home NTS-Episcopal)	1,763,679	5.63	10/1/33	1,770,382
Victoria Health Care Facs. Rev. (Augustana Emerald Care LLC)	720,000	4.25	8/1/24	720,799
West St. Paul Hsg. & Health Care Rev. (Walker Westwood Ridge Camp)	1,000,000	5.00	11/1/37	1,024,150

				97,182,012

Industrial/Pollution Control - 0.6%
International Falls Rev. (Boise Cascade Corp. Proj.)	950,000	5.65	12/1/22	951,102
St. Paul Port Auth. Rev. [8]	1,000,000	4.00	10/1/40	1,092,120
St. Paul Port Auth. Rev.	1,000,000	4.00	10/1/42	1,101,870
St. Paul Port Auth. Solid Waste Disposal Rev. (Gerdau St. Paul Steel Mill Proj.) 4, [8]	1,000,000	4.50	10/1/37	1,022,550

				4,167,642

Insured - 0.3%
Guam Power Auth. Rev. (AGM Insured) [11]	500,000	5.00	10/1/30	529,265
MN Governmental Agy. Fin. Group (Flex Terminal Prog.) (AGC Insured)	55,000	4.00	3/1/22	55,120
Puerto Rico Public Improvement G.O. (AGM Insured) [11]	750,000	5.13	7/1/30	774,675
Virgin Islands Public Fin. Auth. (Gross Receipts Taxes Loan Note) (NATL Insured) [11]	1,000,000	5.00	10/1/23	1,015,220

				2,374,280

Multifamily Mortgage - 20.6%
Anoka Hsg. Rev. (Homestead at Anoka, Inc. Proj.)	315,000	4.00	11/1/21	316,534
Anoka Hsg. Rev. (Homestead at Anoka, Inc. Proj.)	1,000,000	4.75	11/1/35	1,062,790
Anoka Hsg. Rev. (Homestead at Anoka, Inc. Proj.)	1,000,000	5.50	11/1/46	1,082,480
Apple Valley Economic Dev. Auth. Rev. (Augustana Healthcare Center)	500,000	3.90	2/1/31	483,700
Apple Valley Economic Dev. Auth. Rev. (Augustana Healthcare Center)	500,000	4.15	2/1/36	476,500
Apple Valley Senior Hsg. Rev. (Orchard Path Proj.)	2,000,000	5.00	9/1/58	2,084,060
Apple Valley Senior Hsg. Rev. (Presbyterian Homes)	1,500,000	5.00	9/1/43	1,573,680

See accompanying notes to financial statements.
MARCH 31, 2021	43

SCHEDULE OF INVESTMENTS

March 31, 2021

Sit Minnesota Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,100,000	4.00	1/1/25	1,070,498
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	500,000	4.00	1/1/25	459,520
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,235,000	4.00	1/1/26	1,189,935
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,000,000	4.00	1/1/30	907,970
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,500,000	4.25	1/1/37	1,291,290
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	2,775,000	4.38	1/1/47	2,230,573
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	3,000,000	5.00	1/1/47	2,024,010
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,355,000	6.75	1/1/27	1,220,381
Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	1,000,000	7.00	1/1/37	793,590
Bethel Rev. (Grandview Christian Home Proj.)	3,000,000	5.00	10/1/41	3,096,000
Blaine Senior Hsg. & Health Care Fac. Rev. (Crest View Senior Community Proj.)	1,985,000	5.13	7/1/25	1,943,097
Blaine Senior Hsg. & Health Care Fac. Rev. (Crest View Senior Community Proj.)	1,645,000	5.75	7/1/35	1,529,899
Blaine Senior Hsg. & Health Care Fac. Rev. (Crest View Senior Community Proj.)	2,000,000	6.13	7/1/45	1,853,840
Cambridge Hsg. & Health Care Facs. Rev. (Walker Methodist Levande, LLC Proj.)	1,250,000	5.13	3/1/39	1,339,038
Champlin Multifamily Hsg. Rev. (Champlin Drive Apts.)	495,000	6.00	1/1/27	495,960
Chisago Hsg. and Health Care Rev. (CDL Homes LLC)	750,000	6.00	8/1/33	790,740
City of Otsego Rev. (Riverview Landing Proj.)	1,500,000	5.00	10/1/42	1,525,410
Cloquet Hsg. Fac. Ref. (HADC Cloquet LLC Proj.)	1,020,000	5.00	8/1/38	1,021,224
Columbus Hsg. Rev. (Richfield Senior Hsg., Inc.)	1,000,000	5.00	1/1/34	936,260
Columbus Hsg. Rev. (Richfield Senior Hsg., Inc.)	1,000,000	5.25	1/1/40	913,040
Crystal Multifamily Hsg. Rev. (Cavanagh Proj.)	2,500,000	5.25	6/1/31	2,468,850
Dakota Co. Community Dev. Agy. (Glen at Valley Creek Proj.)	1,400,000	4.50	8/1/36	1,322,720
Dakota Co. Community Dev. Agy. Multifamily Hsg. Rev.	3,500,000	4.00	1/1/42	3,644,935
Dakota Co. Community Dev. Agy. Multifamily Hsg. Rev. (Walker Highviews Hills LLC) [4]	750,000	5.00	8/1/36	770,648
Dakota Co. Community Dev. Agy. Multifamily Hsg. Rev. (Walker Highviews Hills LLC) [4]	500,000	5.00	8/1/51	511,800
Deephaven Hsg. & Healthcare Rev. (St. Therese Senior Living Proj.)	1,345,000	5.00	4/1/38	1,360,710
Fridley Multifamily Hsg. Rev. (Village Green Apartments Proj.)	3,406,961	3.75	11/1/34	3,867,139
Independence Health Care Facs. Rev. (Augustana Chapel View Home)	250,000	4.00	12/1/32	245,642
Maple Plain Senior Hsg. Health Care Rev. (Haven Home Inc Proj.)	1,000,000	4.25	7/1/39	1,005,930
Maple Plain Senior Hsg. Health Care Rev. (Haven Home Inc Proj.)	1,000,000	4.45	7/1/44	1,008,610
Maple Plain Senior Hsg. Health Care Rev. (Haven Home Inc Proj.)	500,000	5.00	7/1/39	524,800
Maple Plain Senior Hsg. Health Care Rev. (Haven Home Inc Proj.)	1,000,000	5.00	7/1/49	1,040,100
Minneapolis & St.PaulHsg. & Redev. Auth. Multifamily Hsg. Rev. (GNMA Collateralized) [8]	2,765,000	4.75	1/20/42	2,769,065
Minneapolis Multifamily Hsg. Rev. (14th & Central LLLP Proj.) (FNMA Collateralized)	5,000,000	2.35	2/1/38	5,048,900
Minneapolis Multifamily Hsg. Rev. (Greenway Heights Family Housing)	1,015,000	5.75	7/15/31	1,055,478
Minneapolis Senior Hsg. & Health Care Rev. (Ecumen Mill City Quarter)	375,000	4.75	11/1/28	378,371
Minneapolis Senior Hsg. & Health Care Rev. (Ecumen Mill City Quarter)	1,500,000	5.00	11/1/35	1,513,140
Minneapolis Student Hsg. Rev. (Riverton Community Housing Proj.) [4]	1,000,000	4.75	8/1/43	1,032,190
Minneapolis Student Hsg. Rev. (Riverton Community Housing Proj.) [4]	500,000	5.00	8/1/53	520,805
Minnetonka MF Hsg. Rev. (Elmbrooke & Golden Valley Townhome Proj.) (FNMA Collateralized)	1,914,054	3.00	11/1/34	2,005,719
MN Hsg. Fin. Agy. Rental Hsg. (G.O. of AGY. Insured)	250,000	5.05	8/1/31	252,635
MN Hsg. Fin. Agy. Rental Hsg. (G.O. of AGY. Insured)	1,760,000	5.45	8/1/41	1,777,723
MN Hsg. Fin. Agy. Rental Hsg. Rev.	1,000,000	5.20	8/1/43	1,062,890
MN Hsg. Fin. Agy. Rev.	270,000	4.00	8/1/29	303,564
MN Hsg. Fin. Agy. Rev.	255,000	4.00	8/1/31	284,715
MN Hsg. Fin. Agy. Rev.	335,000	4.00	8/1/34	371,676
MN Hsg. Fin. Agy. Rev.	335,000	4.00	8/1/35	371,123
MN Hsg. Fin. Agy. Rev.	515,000	4.00	8/1/39	597,179
MN Hsg. Fin. Agy. Rev.	535,000	4.00	8/1/40	618,465
MN Hsg. Fin. Agy. Rev.	815,000	4.00	8/1/41	940,151
MN Hsg. Fin. Agy. Rev. (State Appropriation)	250,000	4.00	8/1/33	289,435
MN Hsg. Fin. Agy. Rev. (State Appropriation)	2,000,000	5.00	8/1/34	2,283,380
MN Hsg. Fin. Agy. Rev. (State Appropriation)	1,000,000	5.00	8/1/35	1,139,920

See accompanying notes to financial statements.
44	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Moorhead Economic Dev. Auth. Rev. Ref. (EverCare Sr. Living LLC)	280,000	4.65	9/1/26	279,325
Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	1,000,000	5.00	9/1/32	997,370
Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	250,000	5.13	9/1/37	247,662
New Ulm Economic Dev. Auth. Rev. (HADC Ridgeway Proj.)	1,500,000	5.00	8/1/39	1,485,690
North Oaks Senior Hsg. Rev. (Waverly Gardens Proj.)	2,000,000	4.00	10/1/33	2,134,220
North Oaks Senior Hsg. Rev. (Waverly Gardens Proj.)	1,500,000	5.00	10/1/35	1,643,565
North Oaks Senior Hsg. Rev. (Waverly Gardens Proj.)	1,000,000	5.00	10/1/47	1,082,060
Oakdale Rev. (Sr. Hsg. Oak Meadows Proj.)	875,000	5.00	4/1/34	875,621
Red Wing Senior Hsg. Rev. (Deer Crest Proj.)	325,000	5.00	11/1/27	328,744
Red Wing Senior Hsg. Rev. (Deer Crest Proj.)	330,000	5.00	11/1/32	333,670
Red Wing Senior Hsg. Rev. (Deer Crest Proj.)	500,000	5.00	11/1/42	505,410
Rochester Health Care & Hsg. Rev. (Homestead Rochester, Inc.)	1,950,000	5.00	12/1/30	2,031,900
Rochester Health Care & Hsg. Rev. (Homestead Rochester, Inc.)	1,325,000	5.00	12/1/49	1,335,547
Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	1,000,000	5.00	8/1/37	1,049,390
Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	1,800,000	5.00	8/1/48	1,867,068
Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	720,000	6.38	12/1/33	771,826
Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	2,500,000	6.50	12/1/35	2,679,275
Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	250,000	6.88	12/1/48	267,855
Rochester Multifamily Hsg. Rev. (Essex Place Apartments Proj.) (FHLMC)	4,000,000	3.75	6/1/29	4,096,600
Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	1,275,000	5.00	9/1/42	1,298,702
Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	1,135,000	5.25	9/1/27	1,157,428
Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	1,000,000	5.25	9/1/30	1,014,960
Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	2,150,000	5.30	9/1/37	2,186,744
Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	1,705,000	5.13	1/1/39	1,711,172
St. Anthony Multifamily Hsg. Rev. (Silver Lake Village Hsg.)	250,000	5.75	12/1/28	265,635
St. Anthony Multifamily Hsg. Rev. (Silver Lake Village Hsg.)	2,000,000	6.00	12/1/30	2,123,920
St. Joseph Senior Hsg. & Health Care Rev. (Woodcrest of Country Manor Proj.)	750,000	4.25	7/1/39	697,598
St. Joseph Senior Hsg. & Health Care Rev. (Woodcrest of Country Manor Proj.)	1,125,000	4.25	7/1/44	1,012,590
St. Joseph Senior Hsg. & Health Care Rev. (Woodcrest of Country Manor Proj.)	1,500,000	5.00	7/1/55	1,502,610
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	3,965,000	4.25	12/1/27	4,152,782
St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	2,400,000	5.00	12/1/47	2,568,120
St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	555,000	5.20	11/1/22	555,749
St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	1,000,000	5.30	11/1/30	1,000,760
St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	2,590,000	5.38	5/1/43	2,590,881
St. Paul Park Health Care Facs. Rev (Presbyterian Homes Interlu Proj.)	1,000,000	5.00	5/1/43	1,067,260
St. Paul Park Hsg. Rev. (Buffalo Senior Housing Proj.)	1,115,000	5.00	10/1/38	1,118,992
St. Paul Park Senior Hsg. Rev. (Presbyterian Homes Bloomin Proj.)	1,000,000	5.00	9/1/42	1,046,220
St. Paul Port Auth. Rev. (Energy Park Utility Company Proj.) [8]	2,515,000	5.70	8/1/36	2,589,494
St. Peter Hsg. & Health Care Fac. Rev. (Ecumen Second Century & Owatonna Senior Living Proj.)	700,000	5.00	3/1/40	733,565
Vergas Hsg. & Healthcare Facs. Rev. (CDL Homes Proj.)	1,000,000	4.25	8/1/43	989,980
Wayzata Senior Hsg. Rev. (Folkestone Senior Living Community)	1,500,000	4.00	8/1/44	1,517,865
Wayzata Senior Hsg. Rev. (Folkestone Senior Living Community)	1,000,000	5.00	8/1/49	1,054,710
Wayzata Senior Hsg. Rev. (Folkestone Senior Living Community)	2,750,000	5.00	8/1/54	2,893,385
West St. Paul Hsg. & Health Care Rev. (Walker Westwood Ridge Camp)	250,000	5.00	11/1/49	252,328
Willmar Hsg. & Redev. Auth. Multifamily Rev. (Eagle Ridge Apartments)	2,610,000	4.63	4/1/30	2,644,844

				139,861,519

Municipal Lease [9] - 5.5%
Anoka-Hennepin Independent School District No. 11 Lease Rev.	600,000	4.00	2/1/41	633,024
Chaska Economic Dev. Auth. Lease Rev.	1,100,000	4.00	2/1/31	1,202,080
Chaska Economic Dev. Auth. Lease Rev.	690,000	4.00	2/1/33	750,934
Chaska Economic Dev. Auth. Lease Rev.	500,000	4.00	2/1/35	542,420
Duluth Independent School District No. 709	1,875,000	2.60	3/1/28	1,873,781

See accompanying notes to financial statements.
MARCH 31, 2021	45

SCHEDULE OF INVESTMENTS

March 31, 2021

Sit Minnesota Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Duluth Independent School District No. 709	245,000	3.00	3/1/22	247,249
Duluth Independent School District No. 709	920,000	3.00	3/1/32	910,680
Duluth Independent School District No. 709	1,000,000	4.00	2/1/27	1,139,620
Duluth Independent School District No. 709	750,000	4.20	3/1/34	791,288
Duluth Independent School District No. 709	2,000,000	5.00	2/1/25	2,300,680
Golden Valley Hsg. & Redev. Auth. Rev.	1,000,000	4.00	2/1/30	1,071,340
Golden Valley Hsg. & Redev. Auth. Rev.	500,000	4.00	2/1/32	533,665
Guam Education Fin. Foundation [11]	1,000,000	5.00	10/1/21	1,016,010
Guam Education Fin. Foundation [11]	1,730,000	5.00	10/1/22	1,813,057
Hibbing Independent School District No. 701	2,000,000	3.00	3/1/41	2,128,680
Lake Agassiz Education Cooperative No. 0397-52	645,000	2.50	2/1/32	635,847
Lake Agassiz Education Cooperative No. 0397-52	365,000	2.75	2/1/36	360,948
Minnetonka Independent School District No. 276	450,000	4.00	3/1/30	495,716
Minnetonka Independent School District No. 276	340,000	4.00	2/1/33	357,051
Minnetonka Independent School District No. 276	300,000	4.00	3/1/33	328,191
Minnetonka Independent School District No. 276	400,000	4.00	2/1/36	419,068
Minnetonka Independent School District No. 276	500,000	4.50	1/1/41	547,915
MN Hsg. Fin. Agy. Hsg. Infrastructure (State Appropriation)	750,000	3.88	8/1/38	825,975
MN Hsg. Fin. Agy. Hsg. Infrastructure (State Appropriation)	1,040,000	4.00	8/1/36	1,206,650
MN Hsg. Fin. Agy. Hsg. Infrastructure (State Appropriation)	580,000	4.00	8/1/37	670,120
MN Hsg. Fin. Agy. Hsg. Infrastructure (State Appropriation)	945,000	4.00	8/1/40	1,083,584
MN Hsg. Fin. Agy. Rev. (State Appropriation)	300,000	5.00	8/1/35	330,864
MN State Armory Building Commission Rev.	1,900,000	3.00	6/1/38	2,053,672
MN State Armory Building Commission Rev.	750,000	3.00	6/1/41	799,072
Northeastern Metropolitan Intermediate School District No. 916	1,000,000	5.00	2/1/34	1,147,100
Osseo Independent School District No. 279	1,000,000	4.00	2/1/28	1,087,490
Plymouth Intermediate District No. 287	535,000	3.00	5/1/32	559,546
Plymouth Intermediate District No. 287	470,000	4.00	5/1/31	509,856
Plymouth Intermediate District No. 287	600,000	4.00	2/1/37	665,964
Rochester Economic Dev. Auth. Rev.	1,000,000	2.13	2/1/38	1,009,170
Southern Plains Education Cooperative No. 915	1,215,000	4.00	2/1/37	1,274,681
Southern Plains Education Cooperative No. 915	1,000,000	4.50	2/1/39	1,067,310
St. Cloud Independent School District No. 742	750,000	4.00	2/1/38	800,048
Waconia Independent School District No. 110	500,000	5.00	2/1/37	562,135
Winona School District No. 861 Lease Purchase	184,456	6.04	8/1/24	184,651
Wright Co.	1,350,000	3.00	12/1/39	1,451,655

				37,388,787

Municipal Money Market - 0.8%
City of Minneapolis Rev. (Univ. Gateway Proj.) [1]	5,400,000	0.07	12/1/27	5,400,000

Other Revenue Bonds - 3.5%
Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	1,000,000	4.00	11/1/41	1,112,130
Crystal Governmental Fac. Rev.	329,451	5.10	12/15/26	319,377
Milaca Rev. (Edina Headquarters Proj.)	250,000	5.00	2/1/44	251,878
Minneapolis Rev. (YMCA Greater Twin Cities Proj.)	165,000	4.00	6/1/29	177,481
Minneapolis Rev. (YMCA Greater Twin Cities Proj.)	125,000	4.00	6/1/30	133,238
Minneapolis Rev. (YMCA Greater Twin Cities Proj.)	250,000	4.00	6/1/31	264,622
Minneapolis Tax Increment Rev.	320,000	3.50	3/1/23	327,443
Minneapolis Tax Increment Rev.	170,000	3.80	3/1/25	174,480
Minneapolis Tax Increment Rev.	200,000	4.00	3/1/27	205,394
Minneapolis Tax Increment Rev.	260,000	4.00	3/1/30	265,554
MN Development Rev. Limited Tax Supported Comm. Board	1,300,000	6.00	12/1/40	1,311,427
MN Development Rev. Limited Tax Supported Comm. Board	2,000,000	6.25	12/1/30	2,018,360

See accompanying notes to financial statements.
46	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

Mound Hsg. & Redev. Auth. Tax Increment Rev. Ref. (Metroplain Proj.)	537,000	5.00	2/15/27	538,971
Northeastern Metropolitan Intermediate School District No. 916	4,500,000	4.00	2/1/38	4,841,460
St. Louis Park Economic Dev. Auth. Tax Increment Rev. (Hoigaard Vlg.)	475,000	5.00	2/1/23	475,522
St. Paul Hsg. & Redev. Auth. Rev. (Amherst H Wilder Foundation Proj.)	1,750,000	5.00	12/1/36	2,052,662
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (9th St. Lofts Proj.)	679,000	6.38	2/15/28	683,678
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Drake Marble Proj.)	370,000	6.75	3/1/28	370,270
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Emerald Gardens Proj.)	660,000	6.50	3/1/29	661,049
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	836,000	7.00	2/15/28	843,114
St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	607,000	7.50	2/15/28	607,917
St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	3,875,000	5.00	8/1/36	3,878,371
Territory of Guam. Rev. [11]	500,000	5.00	12/1/46	556,555
Virgin Islands Public Fin. Auth. (Gross Receipts Taxes Loan Note) [11]	2,000,000	5.00	10/1/42	1,783,620

				23,854,573

Public Facilities - 0.2%

Lakeville Hsg. & Redev. Auth. Parking Rev. (Ice Arena. Proj.)	1,250,000	4.00	2/1/32	1,396,588

Sales Tax Revenue - 1.1%
American Samoa Economic Development Authority Rev. [4,11]	700,000	6.00	9/1/23	742,875
American Samoa Economic Development Authority Rev. [11]	2,000,000	6.25	9/1/29	2,297,500
Guam Govt. Business Privilege Tax Rev. [11]	2,750,000	5.00	11/15/35	3,067,625
St. Paul Sales Tax Rev.	1,400,000	5.00	11/1/31	1,613,850

				7,721,850

Single Family Mortgage - 17.7%
Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA)	725,000	4.45	12/1/32	727,798
Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	245,000	4.63	12/1/30	245,147
Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	385,000	4.88	12/1/33	385,200
Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	16,133	5.13	12/1/40	16,144
Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	290,000	4.45	12/1/27	290,148
Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA) [8]	233	5.00	12/1/38	233
Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	445	5.25	12/1/40	445
MN Hsg. Fin. Agy. Homeownership Fin.	1,803,204	2.35	6/1/50	1,845,561
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	3,715,000	2.45	7/1/45	3,776,818
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	3,815,000	2.45	7/1/46	3,811,223
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	1,799,516	2.47	1/1/50	1,812,455
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4,500,000	2.50	7/1/51	4,498,380
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	6,045,000	2.55	1/1/51	6,155,986
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	1,649,487	3.15	6/1/49	1,729,272
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	3,204,098	3.30	3/1/48	3,380,260
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	2,916,888	3.30	5/1/48	3,077,258
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	1,227,610	3.45	3/1/49	1,298,787
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	1,109,525	3.60	1/1/49	1,175,941
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	1,129,849	3.75	11/1/48	1,200,306
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	2,275,000	4.40	7/1/32	2,288,468
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	2,155,000	4.45	7/1/31	2,170,193
MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	1,080,000	4.70	1/1/31	1,087,474
MN Hsg. Fin. Agy. Residential Hsg. Rev.	560,000	3.30	7/1/29	603,781
MN Hsg. Fin. Agy. Residential Hsg. Rev. (G.O. of AGY. Insured)	1,135,000	3.63	7/1/25	1,153,807
MN Hsg. Fin. Agy. Residential Hsg. Rev. (G.O. of AGY. Insured)	1,480,000	3.90	7/1/30	1,503,650
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	2,335,000	2.45	7/1/34	2,411,845
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	7,475,000	2.55	7/1/39	7,663,445
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3,540,000	2.70	7/1/44	3,624,571
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	5,475,000	2.75	7/1/44	5,602,239

See accompanying notes to financial statements.
MARCH 31, 2021	47

SCHEDULE OF INVESTMENTS

March 31, 2021

Sit Minnesota Tax-Free Income Fund (Continued)

Name of Issuer	Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	4,040,000	2.80	1/1/44	4,165,684
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	575,000	3.10	7/1/35	613,634
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	640,000	3.15	1/1/37	682,598
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC) [8]	650,000	3.30	1/1/30	695,071
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	335,000	3.30	7/1/33	357,716
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3,420,000	3.30	1/1/34	3,683,101
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	1,185,000	3.35	7/1/29	1,208,747
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	515,000	3.40	7/1/38	532,479
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	5,425,000	3.50	1/1/32	5,673,411
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	1,885,000	3.60	7/1/31	1,960,777
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	1,920,000	3.60	7/1/33	1,979,078
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC) [8]	305,000	3.63	7/1/32	317,188
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	600,000	3.65	7/1/37	645,438
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	2,955,000	3.75	1/1/50	3,256,676
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	80,000	3.80	1/1/33	80,000
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	4,315,000	3.80	7/1/38	4,447,557
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3,900,000	3.90	7/1/43	4,022,148
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	20,000	4.00	7/1/40	20,164
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	1,250,000	4.00	1/1/48	1,363,788
MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3,140,000	4.00	7/1/48	3,431,423
MN Hsg. Fin. Agy. Rev.	3,500,000	2.00	7/1/40	3,447,115
MN Hsg. Fin. Agy. Rev.	4,250,000	2.15	7/1/45	4,179,408
MN Hsg. Fin. Agy. Rev.	6,850,000	2.20	1/1/51	6,679,092
MN Hsg. Fin. Agy. Rev. (GNMA-FNMA Collateralized)	415,000	5.00	1/1/31	417,905
MN Hsg. Fin. Agy. Rev. (GNMA-FNMA FHLMC)	1,125,000	3.70	1/1/31	1,217,002
MN Hsg. Fin. Agy. Rev. (GNMA-FNMA FHLMC)	845,000	4.00	1/1/47	903,449
MN Hsg. Fin. Agy. Rev. (GNMA-FNMA-FHLMC) [8]	660,000	4.00	1/1/41	693,376

				120,210,860

Transportation - 0.3%
Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	1,100,000	5.00	1/1/33	1,223,981
Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	600,000	5.00	1/1/34	667,110

				1,891,091

Utility - 2.2%
Guam Govt. Waterworks Auth. Rev. [11]	2,000,000	5.00	1/1/46	2,241,160
MN Municipal Power Agy. Electric Rev.	500,000	4.00	10/1/31	542,105
MN Municipal Power Agy. Electric Rev.	1,250,000	4.00	10/1/32	1,351,875
MN Municipal Power Agy. Electric Rev.	1,155,000	4.00	10/1/33	1,246,072
Northern Municipal Power Agy. Electric Rev.	695,000	5.00	1/1/31	747,917
Rochester Electric Utility Rev.	500,000	5.00	12/1/42	599,510
Southern Minnesota Municipal Power Agency	1,000,000	5.00	1/1/41	1,172,570
St. Paul Hsg. & Redev. Auth.	900,000	3.38	10/1/37	958,698
St. Paul Hsg. & Redev. Auth.	880,000	4.00	10/1/31	1,002,531
St. Paul Hsg. & Redev. Auth.	650,000	4.00	10/1/33	734,052
St. Paul Hsg. & Redev. Auth.	800,000	4.00	10/1/37	893,424
St. Paul Port Auth. Rev. [8]	1,000,000	4.00	10/1/40	1,092,120
St. Paul Port Auth. Rev.	550,000	4.00	10/1/41	607,277
St. Paul Port Auth. Rev. (Energy Park Utility Company Proj.) [8]	1,250,000	5.45	8/1/28	1,289,988
Western MN Municipal Power Agy. Rev.	600,000	5.00	1/1/35	710,532

				15,189,831

Total Municipal Bonds (cost: $624,438,796)				645,476,231

See accompanying notes to financial statements.
48	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Investment Companies - 1.0%
Delaware Investments Minnesota Municipal Income Fund II (VMM)	334,436	4,411,211
Nuveen Minnesota Municipal Income Fund (NMS)	159,408	2,365,615

Total Investment Companies (cost: $7,237,880)		6,776,826

Total Investments in Securities - 95.9% (cost: $631,676,676)		652,253,057
Other Assets and Liabilities, net - 4.1%		28,047,978

Total Net Assets - 100.0%		$680,301,035

[1]

Variable rate security. Rate disclosed is as of March 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[2]	Security considered illiquid by the Investment Adviser. The total value of such securities as of March 31, 2021 was $1,540,000 and represented 0.2% of net assets.

[4]

144A Restricted Security. The total value of such securities as of March 31, 2021 was $13,002,892 and represented 1.9% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2021, 3.1% of net assets in the Fund was invested in such securities.

[9]

Municipal Lease Security. The total value of such securities as of March 31, 2021 was $37,388,787 and represented 5.5% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[11]

The Fund may invest in obligations issued by U.S. territories, for example Guam, Puerto Rico, and Virgin Islands. The total value of such securities as of March 31, 2021 was $15,837,562 and represented 2.3% of net assets.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of March 31, 2021 is as follows (see Note 2-significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Assets
Municipal Bonds	—	645,476,231	—	645,476,231
Investment Companies	6,776,826	—	—	6,776,826
	6,776,826	645,476,231	—	652,253,057

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
MARCH 31, 2021	49

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2021

	Sit U.S. Government Securities Fund	Sit Quality Income Fund	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund
ASSETS
Investments in securities, at identified cost	$521,055,026	$106,868,669	$333,742,567	$631,676,676

Investments in securities, at fair value - see accompanying schedule for detail	$532,695,721	$107,747,843	$334,150,213	$652,253,057
Cash in bank on demand deposit	—	—	11,389,348	24,945,712
Cash collateral held at broker	500,000	500,000	—	—
Accrued interest and dividends receivable	1,970,867	519,844	3,836,613	6,949,613
Receivable for investment securities sold	7,216	28,085	—	—
Variation margin on futures contracts	—	416,731	—	—
Receivable for Fund shares sold	2,508,293	758	1,657,513	635,787

Total assets	537,682,097	109,213,261	351,033,687	684,784,169

LIABILITIES
Payable for investment securities purchased	8,117,673	255,890	1,726,905	3,031,047
Payable for Fund shares redeemed	1,885,257	39,130	531,172	806,000
Cash portion of dividends payable to shareholders	86,341	2,198	312,354	186,463
Accrued supervisory and administrative fees	236,621	—	—	—
Accrued investment management fees	86,890	81,878	233,618	459,624
Outstanding options written, at fair value (premiums received $86,952)	—	39,688	—	—

Total liabilities	10,412,782	418,784	2,804,049	4,483,134

Net assets applicable to outstanding capital stock	$527,269,315	$108,794,477	$348,229,638	$680,301,035

Net assets consist of:
Capital (par value and paid-in surplus)	$531,972,862	$108,354,610	$357,297,776	$662,956,399
Total distributable earnings (loss), including unrealized appreciation (depreciation)	(4,703,547)	439,867	(9,068,138)	17,344,636

	$527,269,315	$108,794,477	$348,229,638	$680,301,035

Outstanding shares:
Class S Shares (Class S)*	35,696,878	10,840,253	35,140,005	63,709,567

Class Y Shares (Class Y)*	11,500,724	—	—	—

Net assets applicable to outstanding shares:
Net Assets (Class S) *	$398,820,641	$108,794,477	$348,229,638	$680,301,035

Net Assets (Class Y) *	128,448,674	—	—	—

Net asset value per share of outstanding capital stock:
Net Asset Value (Class S) *	$11.17	$10.04	$9.91	$10.68

Net Asset Value (Class Y) *	11.17	—	—	—

* Sit U.S. Government Securities Fund offers multiple share classes (S and Y). All other Funds offer a single share class.

See accompanying notes to financial statements.
50	SIT MUTUAL FUNDS ANNUAL REPORT

STATEMENTS OF OPERATIONS

Year Ended March 31, 2021

	Sit U.S. Government Securities Fund	Sit Quality Income Fund	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund
Investment income:
Income:
Dividends	—	—	$800,698	$229,100
Interest	$9,595,609	$1,939,708	11,332,319	23,424,400

Total income	9,595,609	1,939,708	12,133,017	23,653,500

Expenses (note 4):
Investment management fee	939,360	896,203	2,605,810	5,215,789
Supervisory and administrative fee	2,699,107	—	—	—

Total expenses	3,638,467	896,203	2,605,810	5,215,789

Net investment income	5,957,142	1,043,505	9,527,207	18,437,711

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	1,063,720	575,772	(151,568)	(756,912)
Net realized gain (loss) on written options	357,217	78,227	—	—
Net realized gain (loss) on futures	—	363,782	—	—

Net change in unrealized appreciation (depreciation) on investments	(5,331,616)	897,882	11,721,222	19,096,672
Net change in unrealized appreciation (depreciation) on written options	—	47,264	—	—
Net change in unrealized appreciation (depreciation) on futures	—	100,505	—	—

Net gain (loss)	(3,910,679)	2,063,432	11,569,654	18,339,760

Net increase (decrease) in net assets resulting from operations	$2,046,463	$3,106,937	$21,096,861	$36,777,471

See accompanying notes to financial statements.
MARCH 31, 2021	51

STATEMENTS OF CHANGES IN NET ASSETS

	Sit U.S. Government Securities Fund

	Year Ended March 31, 2021	Year Ended March 31, 2020
Operations:
Net investment income	$5,957,142	$8,479,108
Net realized gain (loss) on investments, written options and futures	1,420,937	(1,745,753)
Net change in unrealized appreciation (depreciation) of investments, written options and futures	(5,331,616)	14,303,888

Net increase (decrease) in net assets resulting from operations	2,046,463	21,037,243

Distributions from:
Net investment income and net realized gains
Common shares (Class S)	(5,228,287)	(8,509,113)
Common shares (Class Y)	(728,814)	(60,462)

Total distributions	(5,957,101)	(8,569,575)

Capital share transactions:
Proceeds from shares sold
Class S Shares	175,900,447	101,588,852
Class Y Shares	132,909,586	13,495,056
Reinvested distributions
Class S Shares	4,972,098	7,974,475
Class Y Shares	639,672	51,559
Payments for shares redeemed
Class S Shares	(183,858,762)	(144,047,050)
Class Y Shares	(17,452,406)	(775,130)

Increase (decrease) in net assets from capital transactions	113,110,635	(21,712,238)

Total increase (decrease) in net assets	109,199,997	(9,244,570)

Net assets:
Beginning of year	418,069,318	427,313,888

End of year	$527,269,315	$418,069,318

Capital transactions in shares:
Sold
Class S Shares	15,622,198	45,551,026
Class Y Shares	11,836,082	1,227,355
Reinvested distributions
Class S Shares	442,475	723,317
Class Y Shares	57,057	4,611
Redeemed
Class S Shares	(16,345,293)	(49,435,171)
Class Y Shares	(1,554,866)	(69,515)

Net increase (decrease)	10,057,653	(1,998,377)

See accompanying notes to financial statements.
52	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Quality Income Fund		Sit Tax-Free Income Fund		Minnesota Tax-Free Income Fund

Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended
March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
2021	2020	2021	2020	2021	2020

$1,043,505	$1,525,198	$9,527,207	$8,630,509	$18,437,711	$18,682,152
1,017,781	345,244	(151,568)	(1,465,404)	(756,912)	(323,774)

1,045,651	(149,979)	11,721,222	(5,319,636)	19,096,672	(9,036,335)

3,106,937	1,720,463	21,096,861	1,845,469	36,777,471	9,322,043

(1,043,484)	(1,535,098)	(9,527,607)	(8,761,294)	(18,437,904)	(18,780,673)
—	—	—	—	—	—

(1,043,484)	(1,535,098)	(9,527,607)	(8,761,294)	(18,437,904)	(18,780,673)

39,380,433	41,736,062	88,915,647	136,550,794	136,016,186	173,103,966
—	—	—	—	—	—

1,004,721	1,420,239	6,204,641	6,513,741	16,170,025	16,426,302
—	—	—	—	—	—

(23,927,160)	(35,355,615)	(71,755,723)	(70,203,739)	(132,247,052)	(155,815,141)
—	—	—	—	—	—

16,457,994	7,800,686	23,364,565	72,860,796	19,939,159	33,715,127

18,521,447	7,986,051	34,933,819	65,944,971	38,278,726	24,256,497

90,273,030	82,286,979	313,295,819	247,350,848	642,022,309	617,765,812

$108,794,477	$90,273,030	$348,229,638	$313,295,819	$680,301,035	$642,022,309

3,946,193	4,246,769	9,124,175	13,869,208	12,839,133	16,257,684
—	—	—	—	—	—

100,768	144,292	634,570	661,211	1,528,730	1,540,122
—	—	—	—	—	—

(2,395,722)	(3,598,408)	(7,401,245)	(7,262,186)	(12,581,578)	(14,784,906)
—	—	—	—	—	—

1,651,239	792,653	2,357,500	7,268,233	1,786,285	3,012,900

MARCH 31, 2021	53

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit U.S. Government Securities Fund

Class S	Year Ended March 31,
	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$11.26	$10.92	$10.80	$10.90	$11.07

Operations:
Net investment income [1]	0.14	0.22	0.23	0.18	0.17
Net realized and unrealized gains (losses) on investments, written options and futures	(0.09)	0.34	0.12	(0.10)	(0.17)

Total from operations	0.05	0.56	0.35	0.08	—

Distributions from:
Net investment income	(0.14)	(0.22)	(0.23)	(0.18)	(0.17)

Net Asset Value:
End of period	$11.17	$11.26	$10.92	$10.80	$10.90

Total investment return [2]	0.44%	5.25%	3.31%	0.76%	0.02%

Net assets at end of period (000’s omitted)	$398,821	$404,985	$427,314	$527,748	$643,304

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	1.25%	2.06%	2.13%	1.68%	1.57%

Portfolio turnover rate (excluding short-term securities)	39.29%	29.91%	14.88%	14.68%	29.00%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

54	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit U.S. Government Securities Fund

Class Y	Year Ended March 31,	Period Ended March 31,
	2021	2020 [1]
Net Asset Value:
Beginning of period	$11.26	$10.97
Operations:
Net investment income [2]	0.17	0.06
Net realized and unrealized gains (losses) on investments, written options and futures	(0.09)	0.29
Total from operations	0.08	0.35
Distributions from:
Net investment income	(0.17)	(0.06)
Net Asset Value:
End of period	$11.17	$11.26

Total investment return [3]	0.72%	3.20%

Net assets at end of period (000’s omitted)	$128,449	$13,085

Ratios: [4]
Expenses	0.55%	0.55%[5]
Net investment income	1.44%	2.19%

Portfolio turnover rate (excluding short-term securities)	39.29%	29.91%

[1]	The inception date of Class Y shares was January 1, 2020.

[2]	The net investment income per share is based on average shares outstanding for the period.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]

Sit U.S. Government Securities Fund Class Y shares were first issued on January 1, 2020, and therefore the fees presented reflect the fees provided for in the Investment Management Agreement and Supervision and Administration Agreement.

MARCH 31, 2021	55

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Quality Income Fund

	Years Ended March 31,
	2021	2020	2019	2019	2017

Net Asset Value:
Beginning of period	$9.82	$9.80	$9.78	$9.83	$9.83

Operations:
Net investment income [1]	0.10	0.18	0.19	0.13	0.09
Net realized and unrealized gains (losses) on investments, written options and futures	0.22	0.02	0.02	(0.05)	—

Total from operations	0.32	0.20	0.21	0.08	0.09

Distributions from:
Net investment income	(0.10)	(0.18)	(0.19)	(0.13)	(0.09)

Net Asset Value:
End of period	$10.04	$9.82	$9.80	$9.78	$9.83

Total investment return [2]	3.32%	2.04%	2.17%	0.79%	0.91%

Net assets at end of period (000’s omitted)	$108,794	$90,273	$82,287	$74,542	$73,861

Ratios: [3]
Expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	1.05%	1.80%	1.96%	1.31%	0.91%

Portfolio turnover rate (excluding short-term securities)	77.96%	117.52%	68.93%	81.14%	84.03%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

56	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Tax-Free Income Fund

	Years Ended March 31,
	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$9.56	$9.69	$9.66	$9.49	$9.80

Operations:
Net investment income [1]	0.29	0.29	0.32	0.39	0.35
Net realized and unrealized gains (losses) on investments and futures	0.35	(0.13)	0.03	0.17	(0.31)

Total from operations	0.64	0.16	0.35	0.56	0.04

Distributions from:
Net investment income	(0.29)	(0.29)	(0.32)	(0.39)	(0.35)

Net Asset Value:
End of period	$9.91	$9.56	$9.69	$9.66	$9.49

Total investment return [2]	6.73%	1.66%	3.67%	6.00%	0.37%

Net assets at end of period (000’s omitted)	$348,230	$313,296	$247,351	$196,018	$160,445

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	2.92%	2.95%	3.37%	4.03%	3.58%

Portfolio turnover rate (excluding short-term securities)	21.22%	14.33%	13.80%	15.72%	25.41%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

MARCH 31, 2021	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Minnesota Tax-Free Income Fund

	Years Ended March 31,
	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$10.37	$10.49	$10.39	$10.29	$10.63

Operations:
Net investment income [1]	0.30	0.30	0.32	0.32	0.32
Net realized and unrealized gains (losses) on investments and futures	0.31	(0.12)	0.10	0.10	(0.34)

Total from operations	0.61	0.18	0.42	0.42	(0.02)

Distributions from:
Net investment income	(0.30)	(0.30)	(0.32)	(0.32)	(0.32)

Net Asset Value:
End of period	$10.68	$10.37	$10.49	$10.39	$10.29

Total investment return [2]	5.94%	1.46%	4.15%	4.08%	(0.19% )

Net assets at end of period (000’s omitted)	$680,301	$642,022	$617,766	$551,163	$529,821

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	2.83%	2.80%	3.12%	3.05%	3.06%

Portfolio turnover rate (excluding short-term securities)	12.04%	10.05%	9.25%	12.97%	16.18%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

58	SIT MUTUAL FUNDS ANNUAL REPORT

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MARCH 31, 2021	59

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2021

(1)	Organization

The Sit Mutual Funds (the Funds) are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Quality Income Fund, Sit Tax-Free Income Fund and Minnesota Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. Each fund has 10 billion authorized shares of capital stock. Shares in the U.S. Government Securities Fund have a par value of $0.01, and shares in other funds have a par value of $0.001. This report covers the bond funds of the Sit Mutual Funds.

The investment objective for each Fund is as follows:

Fund	Investment Objective
U.S. Government Securities Fund	High level of current income and safety of principal.
Quality Income Fund	High level of current income and safety of principal.
Tax-Free Income Fund	High level of current income that is exempt from federal income tax, consistent with the preservation of capital.
Minnesota Tax-Free Income Fund	High level of current income that is exempt from federal regular income tax and Minnesota regular personal income tax, consistent with the preservation of capital.

The U.S. Government Securities Fund offers Class S and Class Y shares. Both classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investment securities are carried at fair value based upon closing market quotations on the last business day of the period. Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Equity securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, the current fair value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from broker-dealers or quotation systems. Securities for which market quotations are not available, such as private placement securities, are valued at fair value according to methods selected in good faith by Sit Investment Associates, Inc. (the “Adviser”) and may include dealer-supplied valuations or other inputs and assumptions that pricing services would typically utilize. Short-term investments of sufficient credit quality with maturities of 60 days or less when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. Options and futures contracts entered into and held by the Funds are valued at the close of the securities and commodities exchange on which they are traded.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Dividend Income and distributions from capital gains, if any, are included in Net Realized Gain (Loss).

60	SIT MUTUAL FUNDS ANNUAL REPORT

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

Derivative Instruments

The Funds apply derivative instrument disclosure standards in order to enable investors to understand how and why the Funds use derivatives, how derivatives are accounted for, and how derivative instruments affect the Funds’ financial statements.

To hedge interest rate risk, the Funds used Treasury options and futures traded on a U.S. exchange. Risks of entering into futures and options contracts include the possibility of an illiquid market and that a change in the value of the option may not correlate with changes in the value of the underlying securities.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Funds recognize a realized gain or loss when the option is sold or expired. Option holdings within the Funds, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Funds since they are exchange traded.

Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expired. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year ended March 31, 2021, the average volume of derivative activity, calculated on a quarterly basis (monthly for U.S. Government Securities Fund), was as follows:

	Average Cost	Average Premium Received	Average Notional Amount
U.S. Government Securities Fund
Purchased put options	$89,790	—	$10,772,327
Written call options	—	$43,690	12,575,000

Quality Income Fund
Written call options	—	17,390	3,136,900
Treasury futures - short	—	—	12,059,486

The number of open option contracts and open futures contracts outstanding as of March 31, 2021 also serve as indicators of the volume of activity for the Funds throughout the period.

MARCH 31, 2021	61

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2021 (Continued)

Statement of Assets and Liabilities - Values of derivatives as of March 31, 2021

	Asset Derivatives Value		Liability Derivatives Value
Interest rate risk:
Quality Income Fund
Written call options	—		$39,688	[2]
Treasury futures	$416,731	[1]	—

[1]	Statement of Assets and Liabilities location: Variation margin receivable/payable. Includes cumulative appreciation(depreciation) of futures as reported in the Schedule of Investments.
[2]	Statement of Assets and Liabilities location: Outstanding options written, at fair value.

The effect of derivative instruments on the statement of operations for the year ended March 31, 2021:

	Amount of Realized	Change in Unrealized
	Gain (Loss) on Derivatives [3]	Appreciation (Depreciation) on Derivatives [4]
Interest rate risk:
U.S. Government Securities Fund
Purchased put options	$731,320	$285,988
Written call options	357,217	—

Quality Income Fund
Written call options	78,227	47,264
Treasury futures	363,782	100,505

[3]	Statement of Operations location: Net realized gain (loss) on investments, net realized gain (loss) on written options and net realized gain (loss) on futures, respectively.
[4]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments and net change in unrealized appreciation (depreciation) on futures, respectively.

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•

Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

62	SIT MUTUAL FUNDS ANNUAL REPORT

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities.

A summary of the levels for the Funds’ investments as of March 31, 2021 is included with the Funds’ schedules of investments.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. The Funds have recorded in their financial statements the full benefit of their tax positions taken in connection with the Registered Investment Company (RIC) qualification and distribution requirements of the Internal Revenue Code. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of March 31, 2021, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns remain subject to examination by the Internal Revenue Service and state departments of revenue until such time as the applicable statute of limitations for audit has expired. For example, U.S. tax returns are generally subject to audit for three years from the date they are filed.

At March 31, 2021, the gross unrealized appreciation (depreciation) on investments and cost of investments on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost (Proceeds) of Investments on a Tax Basis
U.S. Government Securities - Investments	$14,872,962	($3,323,859)	$11,549,103	$521,055,026
Quality Income - Investments	1,446,193	(568,420)	877,773	106,870,070
Tax-Free Income - Investments	17,907,145	(17,504,707)	402,438	333,747,775
Minnesota Tax-Free Income - Investments	26,386,264	(5,719,326)	20,666,938	631,586,119

MARCH 31, 2021	63

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2021 (Continued)

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, 2021 and 2020 were as follows:

Year Ended March 31, 2021:
	Ordinary Income	Tax-Exempt Income	Long Term Capital Gain	Total
U.S. Government Securities	$5,957,101	—	—	$5,957,101
Quality Income	1,043,484	—	—	1,043,484
Tax-Free Income*	74,376	$9,453,231	—	9,527,607
Minnesota Tax-Free Income*	13,344	18,424,560	—	18,437,904
*99.2% and 99.9% of dividends were derived from interest on tax-exempt securities for the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

Year Ended March 31, 2020:
		Tax-Exempt	Long Term
	Ordinary Income	Income	Capital Gain	Total
U.S. Government Securities	$8,592,078	—	—	$8,592,078
Quality Income	1,540,562	—	—	1,540,562
Tax-Free Income*	51,791	$8,593,961	—	8,645,752
Minnesota Tax-Free Income*	21,281	18,749,227	—	18,770,508
*99.4% and 99.9% of dividends were derived from interest on tax-exempt securities for the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

As of March 31, 2021, the components of distributable earnings on a tax basis were as follows:

				Unrealized
	Undistributed	Undistributed	Accumulated	Appreciation
	Ordinary Income	Tax-Exempt Income	Gain (Loss)	(Depreciation)
U.S. Government Securities	$86,304	—	($16,252,613)	$11,549,103
Quality Income	2,200	—	(401,278)	877,773
Tax-Free Income	—	$316,861	(9,475,083)	402,438
Minnesota Tax-Free Income	—	140,643	(3,276,482)	20,666,938

Net capital loss carryovers and late year losses, if any, as of March 31, 2021, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The Funds are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward retain their character as either short-term or long-term capital losses. The net capital loss carryovers and the late year losses deferred as of March 31, 2021, were as follows:

	Unlimited Period of Net Capital Loss Carryover		Late Year Losses Deferred	Accumulated Capital and Other Losses
	Short-Term	Long-Term
U.S. Government Securities	$7,890,798	$8,361,815	—	$16,252,613
Quality Income	—	401,278	—	401,278
Tax-Free Income	1,632,309	7,842,774	—	9,475,083
Minnesota Tax-Free Income	1,444,330	1,832,152	—	3,276,482

64	SIT MUTUAL FUNDS ANNUAL REPORT

For the year ended March 31, 2021, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expired
U.S. Government Securities	$1,243,344	—
Quality Income	1,143,549	—

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended March 31, 2021, were as follows:

	Purchases		Proceeds
	U.S. Government	Other	U.S. Government	Other
U.S. Government Securities	$273,019,813	$8,189,798	$172,272,217	$1,662,953
Quality Income	58,173,755	42,852,063	33,193,880	33,716,132
Tax-Free Income	—	86,456,968	—	66,606,587
Minnesota Tax-Free Income	—	76,561,869	—	75,825,221

MARCH 31, 2021	65

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2021 (Continued)

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries and with respect to the U.S. Government Securities Fund, an additional separate supervision and administration agreement. SIA also is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

	Advisory Fees	Supervisory and Administrative Fees	Total Management Fees
U.S. Government Securities
Class S [1]	0.20%	0.60%	0.80%
U.S. Government Securities
Class Y [2]	0.20%	0.35%	0.55%
Quality Income	0.90%	—	0.90%
Tax-Free Income	0.80%	—	0.80%
Minnesota Tax-Free Income	0.80%	—	0.80%

[1]	The supervisory and administrative fee was effective January 1, 2020. Prior to January 1, 2020, the advisory fee was 0.80% and the total management fee was 0.80%.
[2]

Sit U.S. Government Securities Fund Class Y shares were first issued on January 1, 2020, and therefore the fees presented reflect the fees provided for in the Investment Management Agreement and Supervision and Administration Agreement.

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 2021:

	Shares	% Shares Outstanding
U.S. Government Securities Class S	119,632	0.3
U.S. Government Securities Class Y	1,191,101	10.4
Quality Income	8,364,312	77.2
Tax-Free Income	1,122,109	3.2
Minnesota Tax-Free Income	1,869,684	2.9

66	SIT MUTUAL FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Sit U.S. Government Securities Fund, Inc.

Sit Mutual Funds II, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Sit U.S. Government Securities Fund and Sit Quality Income Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund (each a series of Sit Mutual Funds II, Inc.) (collectively, the Funds), including the schedules of investments, as of March 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2021, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

\s\KPMG LLP

We have served as the auditor of one or more Sit Mutual Funds investment companies since 1982.

Minneapolis, Minnesota

May 20, 2021

MARCH 31, 2021	67

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2020 to March 31, 2021.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

	Beginning Account Value (10/1/20)	Ending Account Value (3/31/21)	Expenses Paid During Period (10/1/20- 3/31/21)*
U.S. Government Securities Fund
Actual
Class S	$1,000	$997.80	$3.98
Class Y	$1,000	$999.20	$2.74
Hypothetical
Class S	$1,000	$1,020.94	$4.03
Class Y	$1,000	$1,022.19	$2.77
Quality Income Fund
Actual	$1,000	$1,011.70	$4.51
Hypothetical	$1,000	$1,020.44	$4.53
Tax-Free Income Fund
Actual	$1,000	$1,027.00	$4.04
Hypothetical	$1,000	$1,020.94	$4.03
Minnesota Tax-Free Income Fund
Actual	$1,000	$1,018.20	$4.03
Hypothetical	$1,000	$1,020.94	$4.03

*Expenses are equal to the Funds’ annualized expense ratio of 0.80% for the U.S. Government Securities, Class S, Tax-Free Income and Minnesota Tax-Free Funds; 0.55% for the U.S. Government Securities, Class Y; and 0.90% for the Quality Income Fund, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

68	SIT MUTUAL FUNDS ANNUAL REPORT

FEDERAL TAX INFORMATION (Unaudited)

Sit Bond Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the dividends-received deductions for the period of April 1, 2020 to March 31, 2021 is as follows:

Fund	Percentage

U.S. Government Securities Fund	0.0%
Quality Income Fund	0.0
Tax-Free Income Fund	0.0
Minnesota Tax-Free Income Fund	0.0

For the year ended March 31, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage

U.S. Government Securities Fund	0.0%
Quality Income Fund	0.0
Tax-Free Income Fund	0.0
Minnesota Tax-Free Income Fund	0.0

There were no funds that designated amounts as long-term capital gain dividends during the year ended March 31, 2021. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

For the year ended March 31, 2021, 99.2% and 99.9% of dividends were derived from interest on tax-exempt securities for the Tax-Free Income Fund and Minnesota Tax-Free Income Fund, respectively. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders’ gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

MARCH 31, 2021	69

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

The Sit Mutual Funds are a family of no-load mutual funds. The bond funds described in this Annual Report are the Sit U.S. Government Securities Fund, Sit Tax-Free Income Fund, Sit Minnesota Tax-Free Income Fund, and the Sit Quality Income Fund (the “Funds” or individually, a “Fund”). The Sit U.S. Government Securities Fund and the corporate issuer of the Sit Tax-Free Income Fund, Sit Minnesota Tax-Free Income Fund and Sit Quality Income Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Bond Funds’ SAI has additional information about the Fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age, and Position with the Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director During the Past Five Years (3)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age: 59 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Fixed Income Advisors II, LLC (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	14	TCF Financial Corporation.
INDEPENDENT DIRECTORS:
Edward M. Giles Age: 85 Director	Director since 2012 or the Fund’s inception if later.	Senior Vice President of Peter B. Cannell & Co., July 2011 to present.	14	None.
Sidney L. Jones Age: 87 Director	Director since 1993 or the Fund’s inception, if later: Director from 1988 to 1989.	Lecturer, Washington Campus Consortium of 17 Universities.	14	None.
Bruce C. Lueck Age: 80 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) from 2004 to 2017 and committee member of several investment funds and foundations.	14	None.
Donald W. Phillips Age: 72 Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., July 2005 to present.	14	None.
Barry N. Winslow Age: 73 Director	Director since 2010 or the Fund’s inception if later.	Board member, TCF Financial Corporation, July 2014 to July 2019.	14	TCF Financial Corporation.

70	SIT MUTUAL FUNDS ANNUAL REPORT

Name, Age, and Position with the Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director During the Past Five Years (3)
OFFICERS:
Mark H. Book Age: 57 Vice President – Investments	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 52 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Bryce A. Doty Age: 54 Vice President - Investments	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Paul J. Junquist Age: 59 Vice President - Investments	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Paul E. Rasmussen Age: 60 Vice President, Secretary, Treasurer & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 54 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A

[1]	Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.
[2]

Director who is deemed to be an “interested person” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a director and shareholder of Sit Investment Associates, Inc., the Fund’s investment adviser.

[3]	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

MARCH 31, 2021	71

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

A description of the policies and procedures that Sit Investment uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.sitfunds.com, without charge by calling 800-332-5580 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. The Funds’ proxy voting record is available without charge by calling 800-332-5580 and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June.

QUARTERLY SCHEDULES OF INVESTMENTS

Each Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of investments, as filed on Form N-PORT, is also available on its website at www.sitfunds.com, or without charge by calling 800-332-5580.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

At their joint meeting held on October 19, 2020, the Boards of Directors (the “Boards”) of the Sit Mutual Funds (the “Funds”) reviewed the Funds’ liquidity risk management program (the “Program”) pursuant to the Liquidity Rule. Sit Investment Associates, Inc. (“SIA”), the investment adviser to the Funds, serves as the Program Administrator and provided the Boards with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation and any material changes to the Program as of September 30, 2020 (the “Report”).

The Report described its liquidity classification methodology and the determination that a Highly Liquid Investment Minimum is not currently necessary for any Fund. The Report also noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing, and periodically reviewing liquidity risk, as follows:

A. Each Fund’s investment strategy and liquidity of investments during both normal and reasonably foreseeable stressed conditions: SIA reviewed each Fund’s strategy and the determinations that each strategy remains appropriate for an open-end fund. This determination was based on each Fund’s holding’s liquidity, diversification, and average position size.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: The Report indicated that it considered historical net redemption activity and shareholder ownership concentration and distribution channels to determine each Fund’s Reasonably Anticipated Trading Size. It was also noted that each Fund has adopted an in-kind redemption policy which may be utilized to meet large redemption requests.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The report reviewed each Fund’s holdings of cash and cash equivalents, available borrowing arrangements if any, and other funding sources.

There were no material changes to the Program during the past year. The Report stated that SIA concluded that the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

72	SIT MUTUAL FUNDS ANNUAL REPORT

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 19, 2020, the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period of the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mutual Funds II, Inc. dated November 1, 1992; and Sit U.S. Government Securities Fund, Inc. dated November 1, 1992 (the “Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to both the Boards’ selection of SIA as the investment adviser and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser and the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to fixed income securities, SIA stresses the consistent attainment of superior risk-adjusted returns using a conservative investment management approach that identifies pricing anomalies in the market and management of portfolio duration.

With respect to fixed income securities, SIA seeks securities with a special emphasis on interest income and significant stability of principal value. SIA’s style seeks to avoid excessive return volatility and generate consistent results over an economic cycle. The Directors noted that the Bond Funds’ objectives are to seek high current income. The Directors reviewed the Bond Funds’ characteristics, and noted that SIA has consistently managed the Bond Funds in this style. The Directors noted that since the Bond Funds emphasize income, they may at times not rank highly in total return comparisons with other funds during certain periods.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to fixed income securities, the portfolio managers are responsible for implementing the strategy set forth in SIA’s duration targets and interest rate projections.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $14.9 billion dollar investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as fixed income funds seeking to maximize income.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

MARCH 31, 2021	73

ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. With respect to Sit U.S. Government Securities Fund, SIA’s obligation to bear all the Fund’s expenses (except for supervisory and administrative fees paid to SIA, interest, brokerage commissions and transaction charges and certain extraordinary expenses) is set forth in a separate Supervision and Administration Agreement approved by the Directors. The Directors reviewed fees paid in prior years and the fees to be paid under the Agreements.

The Directors compared each Fund’s expense ratio to the average and median expense ratios of no-load mutual funds within the same Morningstar, Inc. investment category, the average expense ratios for load funds within the Morningstar category, and the average expense ratios for all funds within the Morningstar category. Certain of the Fund’s expense ratios were higher than the averages, and certain of the Fund’s expense ratios were lower than the averages. The Directors noted that the Morningstar no-load categories include funds of various asset sizes, some of which are significantly larger in assets than the Funds. The Directors found that each Fund’s total expense ratio to be within an acceptable range compared to the total expense ratios of other no-load funds within the Fund’s Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the amount of the Funds’ current assets and the likelihood and magnitude of future increases in the Funds’ assets, negotiating a graduated fee structure is unnecessary at this time since the fees to be paid under the current Agreements are reasonable and appropriate.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

74	SIT MUTUAL FUNDS ANNUAL REPORT

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75

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76

Annual Report
March 31, 2021

INVESTMENT ADVISER
Sit Investment Associates, Inc.
80 S. Eighth Street
Suite 3300
Minneapolis, MN 55402

CUSTODIAN
The Bank Of New York Mellon
111 Sanders Creek Parkway
Syracuse, NY 13057

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

LEGAL COUNSEL
Faegre Drinker Biddle & Reath LLP
Minneapolis, MN

Sit Mutual Funds

1-800-332-5580
www.sitfunds.com

Sit Bond 3-21

Item 2:	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-332-3223 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Edward M. Giles, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips, and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Giles, Mr. Jones, Mr. Lueck, Mr. Phillips, and Mr. Winslow are independent for purposes of this item.

Item 4:	Principal Accountant Fees and Services.

(a) – (d)	Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended March 31, 2021	$30,600	$0	$5,875	$0
Fiscal year ended March 31, 2020	$29,700	$0	$5,650	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0 respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:	Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2)(certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule  30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit U.S. Government Securities Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 27, 2021

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date May 27, 2021